UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09877

CALVERT RESPONSIBLE INDEX SERIES, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

John H. Streur
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2016

Item 1. Report to Stockholders.

Calvert U.S. Large Cap Core Responsible Index Fund

Annual Report September 30, 2016 E-Delivery Sign-Up — Details Inside

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4	President’s Letter
6	Portfolio Management Discussion
10	Understanding Your Fund’s Expenses
11	Report of Independent Registered Public Accounting Firm
12	Schedule of Investments
31	Statement of Assets and Liabilities
32	Statement of Operations
33	Statements of Changes in Net Assets
35	Notes to Financial Statements
41	Financial Highlights
45	Proxy Voting
45	Availability of Quarterly Portfolio Holdings
46	Director and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareowners and Friends,
Forty years ago, Calvert Investments was founded on the belief that investment capital, properly stewarded, could improve the world for its less powerful inhabitants and improve environmental sustainability, while producing reasonable investment returns. Calvert was one of the first investment advisers to introduce the responsible investment concept, and through many years of innovation and research (supported by you, our shareholders), we have developed this philosophy to now provide even greater shareholder engagement and impact.
Corporations throughout the world, big and small, have an ever increasing role in determining social and environmental outcomes for every living being, today and into the future. The power of corporations, garnered through global influence, human capital and financial strength, especially relative to our other institutions, has been steadily increasing for decades (http://www.calvert.com/perspective/research/calvert-serafeim-series-report).
Investors recognize the impact of corporations on society, and more and more are making investment decisions based on their assessments of a company’s effect on environmental and social outcomes. Companies able to operate their business in a perceived sustainable manner, promoting, environmental and social justice stand to benefit; while those corporate laggards, that fail to embrace these new responsibilities, will falter.
Reliable information is critical in ensuring that shareholders are able to make informed assessments regarding a corporation’s sustainability profile. Key performance metrics and data (a “sustainability information system”) that indicates how a company is performing regarding environmental and social impacts, is integral to making informed responsible investment decisions. Through partnerships with world class educational institutions and forward thinking business partners, Calvert is developing valuable research methodologies and metrics to assess the quality of data inputs and results, such that we are able to assess companies’ impacts. Are we completely there yet? No, but as data becomes more transparent and consistent, driven, in part by investor demands and regulatory authorities, we will get there, such that we and other market participants can make better informed investment and purchase decisions. For example, key data that measures “true” intrinsic and extrinsic product costs, including indirect environmental and social impacts could be relevant to investors when making corporate comparisons regarding risk and profitability, and also of great interest to consumers making product purchase decisions.
Calvert is participating in the Sustainability Accounting Standards Board Investment Advisory Group, which is working to move the disclosure of ESG metrics forward through corporate SEC filings (http://www.sasb.org/). Calvert is also working to map the United Nations Sustainable Development Goals to the SASB standards (http://www.calvert.com/perspective/social-impact/unsdg-faq), in order to better evaluate the progress of any public corporation on its path towards global sustainability.
Also, involved in this effort are millions of individuals and small organizations throughout the world who are adding to this mosaic of information through their local and specialized efforts and services. They often have access to pockets of information that are not publically available or disseminated, and thereby not available to the financial data service companies. Our myriad and long running engagements with NGOs and corporations provide critical insight to our analysts, driving the enhancement of our information infrastructure forward, as they research potential investments for your portfolios and design shareholder activist agendas.
ESG data about corporate behavior provides a useful baseline, but takes on additional meaning as the Calvert Principles for Responsible Investment guide our interpretation of the data, acting as our “responsibility compass” (http://www.calvert.com/approach/how-we-invest/the-calvert-principles). In addition to providing a context consistent with Calvert’s mission, our Principles lead us to areas where additional, fundamental research is needed to develop a real understanding of corporate impact on society and the environment. In our complex, globalized and rapidly evolving world, the Principles allow us to contextualize information, whereas a rules based system, or an exclusive reliance on data from companies may miss valuable situational and circumstantial inference, as evidenced in the issues surrounding Standing Rock and the role of the corporation, Energy Transfer Partners. The Standing Rock Sioux Nation is striving to halt construction of the Dakota Access Pipeline crossing their sacred land and threatening water contamination (see our resolution in support of the Standing Rock Sioux Nation, (http://www.calvert.com/perspective/climate-and-environment/calvert-releases-statement-in-support-of-standing-rock-sioux-nation).

4 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

The concerns surrounding social license and indigenous peoples’ rights are complex and do not lend themselves easily to objective quantification methods employed by the traditional financial data sources. That is why the fundamental overlay performed by the Calvert research analysts is so essential to our effective responsible investing process.
While effecting change through thoughtful ESG capital allocations is important, direct impact can be made through shareholder activism, or more specifically advocacy. Calvert’s shareholder advocacy process (28 resolutions last year) has been effective in influencing corporate behavior and provides another avenue for influencing valuable societal and environmental outcomes (http://www.calvert.com/perspective/social-impact/2016-proxy-season-brings-opportunity-to-accelerate-corporate-sustainability-progress).
Calvert’s voice reflects and respects diversity of thought and is often used to protect the interests of those most in need, and to look out for future generations. We thank you, our shareholders, friends and partners in this mission, for a good start. We promise that our work will never be done and the next forty years will reflect the increasing imperative to work vigorously to produce competitive returns for you and to use our power to forge a better today and future for our society. Often this requires Calvert to go where other investment firms have not, and to speak out and act when others do not.
Thank you, as always, for the incredible privilege to serve your needs through the Calvert Funds.
Respectfully,
John Streur
September 2016

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Laurie Webster, CFA V.P. Investment Operations and Indexing	Dale R. Stout, CFA Index Portfolio Manager and Senior Analyst
Lise Bernhard Director, Investment Operations and Indexing
Market Review
For the 12-month period ended September 30, 2016, the S&P 500 Index rose 15.43% and the Russell 1000 Index rose 14.93% while the MSCI EAFE Index and the MSCI Emerging Markets Index rose 6.52% and 16.78%, respectively. The Russell 2000 Index returned 15.47%, with the Russell 2000 Value Index rising 18.81% and the Russell 2000 Growth Index rising 12.12%.
The United States Federal Reserve Board (the “Fed”) raised interest rates only one time during the period. This was less than many observers had expected. Long-term government bond yields ended the period lower than where they began in nearly every major economy. The Japanese Yen generally strengthened and the British pound weakened over the period, with the U.S. dollar remaining relatively stable vs. the Euro and the Chinese Yuan. Commodity prices fluctuated but most ended near their starting point, except for the price of gold increasing to over $1,300/oz., as of September 30, 2016.
The strong stock returns masked volatility which occurred during the twelve months. Stocks rallied to end 2015, then struggled in the first quarter of 2016, as investors became concerned about near-term economic growth. From April - September 2016, global stocks rallied as central banks kept interest rates low and economic data was generally positive.
The U.S. monthly jobs reports showed more new jobs created in June and July than in any previous month during 2016. The housing and consumer recovery continued to pick up steam. OPEC announced its first production cut in eight years in September. However, market reaction was muted as any negative effects are likely to be mitigated by U.S. producers’ ability to step in and fill outstanding demand. Inflation remained low, contributing to the decision by the Fed in September to maintain its steady-state policy, while indicating an increased probability of a December rate hike.
Investment Strategy and Technique
The Fund seeks to track the performance of the Calvert U.S. Large Cap Core Responsible Index (the “Index”), which measures the investment returns of stocks of large U.S. companies.
The Calvert U.S. Large Cap Core Responsible Index Fund is managed using a passive investment strategy with the objective of matching the day-to-day investment performance of the Calvert U.S. Large Cap Core Responsible Index as closely as practicable. This is accomplished by investing in all, or virtually all, of the stocks in the Index and holding them in the same proportion
All constituents for the Calvert U.S. Large Cap Core Responsible Index are selected based on their ESG profile and meet the Calvert Principles for Responsible Investing.
The Index reconstitutes semiannually and is rebalanced quarterly.
Fund Performance Relative to the Benchmark
The Calvert U.S. Large Cap Core Responsible Index Fund Class A shares (at NAV) returned 12.68% for the 12-month period ended September 30, 2016. The Fund underperformed its benchmark, the Calvert U.S. Large Cap Core Responsible Index, which returned 13.37% for the period. The difference in returns was primarily the result of Fund expenses, which the Index does not incur.

6 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Information Technology	23.4%
Health Care	14.7%
Consumer Discretionary	14.1%
Financials	13.9%
Industrials	10.5%
Consumer Staples	10.1%
Utilities	3.7%
Materials	3.4%
Energy	3.1%
Telecommunication Services	2.7%
Short-Term Investments	0.3%
Real Estate	0.1%
Total	100%

* Does not reflect the value of securities held as cash collateral on securities loaned.

For the 12 months ended September 30, 2016, within the Index and the Fund, the telecommunication services sector was the best performer while the real estate sector was the poorest. Real Estate is a new sector, created from companies reclassified out of the Financials sector. All sectors except real estate generated positive returns. The largest contributors to investment performance were in the consumer discretionary, information technology and health care sectors and the largest detractors were the financials and energy sectors.
Positioning and Market Outlook
We remain constructive on the U.S. economy over the medium-to-long run and believe U.S. stocks can continue to post solid performance, although probably not as robust as what we’ve experienced in recent years. While valuations of U.S. equities appear stretched based on historical standards, the positive economic environment in the U.S. relative to the rest of the world should support elevated valuation levels. Many international economies continue to be hindered by underlying structural and economic fiscal challenges, including Europe and Japan.
In the near-term, equity markets face several potential headwinds. The U.S. economy is in solid shape and benefiting from improved visibility into growth, but uncertainty around the outcome of the presidential election, the Fed’s anticipated December interest-rate hike, and political decisions in other parts of Europe post-Brexit could lead to increased volatility. However, accommodative monetary policy by central banks around the world should limit the downside.

CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/16	12 MONTHS ENDED 9/30/16
Class A	6.33%	12.68%
Class C	5.92%	11.78%
Class I	6.47%	13.00%
Class Y	6.38%	12.90%
Calvert U.S. Large Cap Core Responsible Index	6.60%	13.37%
Russell 1000 Index	6.67%	14.93%
Lipper Multi-Cap Core Funds Average	5.66%	10.95%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
Apple, Inc.		3.2%
Alphabet, Inc., Class A		2.8%
Microsoft Corp.		2.4%
General Electric Co.		2.0%
Amazon.com, Inc.		2.0%
Johnson & Johnson		2.0%
Facebook, Inc., Class A		1.9%
Procter & Gamble Co. (The)		1.8%
Wells Fargo & Co.		1.4%
Pfizer, Inc.		1.3%
Total		20.8%

Europe may experience a bit of a relief rally, benefiting from continued easing by the ECB and modest improvements in economic data, but structural problems remain.
As we anticipated, the impact of Brexit on the global economy and the reaction by markets thus far has been relatively muted, but we are starting to see some implications in the UK with the pound declining and inflation picking-up. The potential for geopolitical turmoil in a number of different European countries is also still a risk that we continue to monitor.
While we remain cautious on China’s long-term growth prospects, their injection of stimulus is starting to flow through to the real economy, easing concerns about a hard economic landing and providing support for the global economy, especially emerging markets.

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 7

Laurie Webster, CFA	Dale R. Stout, CFA

Lise Bernhard
Calvert Investment Management, Inc.
September 2016

8 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CSXAX	7.34%	15.06%	6.02%
Class C (with max. load)	CSXCX	10.78%	15.22%	5.57%
Class I	CISIX	13.00%	16.76%	7.09%
Class Y	CISYX	12.90%	16.29%	6.58%
Calvert U.S. Large Cap Core Responsible Index		13.37%	17.14%	7.60%
Russell 1000 Index		14.93%	16.41%	7.40%
Lipper Multi-Cap Core Funds Average		10.95%	14.54%	6.23%

Calvert U.S. Large Cap Core Responsible Index Fund first offered Class Y shares on July 13, 2012. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 0.74%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 9

UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
The fund may charge an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	0.54%	$1,000.00	$1,063.30	$2.79
Hypothetical (5% return per year before expenses)	0.54%	$1,000.00	$1,022.30	$2.73
Class C
Actual	1.29%	$1,000.00	$1,059.20	$6.64
Hypothetical (5% return per year before expenses)	1.29%	$1,000.00	$1,018.55	$6.51
Class I
Actual	0.19%	$1,000.00	$1,064.70	$0.98
Hypothetical (5% return per year before expenses)	0.19%	$1,000.00	$1,024.05	$0.96
Class Y
Actual	0.29%	$1,000.00	$1,063.80	$1.50
Hypothetical (5% return per year before expenses)	0.29%	$1,000.00	$1,023.55	$1.47

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert U.S. Large Cap Core Responsible Index Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert U.S. Large Cap Core Responsible Index Fund (the “Fund”), a series of Calvert Responsible Index Series, Inc., including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert U.S. Large Cap Core Responsible Index Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 23, 2016

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 11

CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	SHARES	VALUE ($)
COMMON STOCKS - 99.1%

Aerospace & Defense - 0.3%
B/E Aerospace, Inc.	6,073	313,731
HEICO Corp.	2,819	195,075
Hexcel Corp.	5,478	242,675
Rockwell Collins, Inc.	7,737	652,539
Spirit AeroSystems Holdings, Inc., Class A *	7,643	340,419
TransDigm Group, Inc. *	3,108	898,585
		2,643,024

Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	8,484	597,783
Expeditors International of Washington, Inc.	10,819	557,395
United Parcel Service, Inc., Class B	53,489	5,849,557
XPO Logistics, Inc. *(a)	3,968	145,506
		7,150,241

Airlines - 0.7%
Alaska Air Group, Inc.	7,324	482,359
American Airlines Group, Inc.	32,281	1,181,807
Delta Air Lines, Inc.	45,621	1,795,643
JetBlue Airways Corp. *	19,167	330,439
Southwest Airlines Co.	37,783	1,469,381
		5,259,629

Auto Components - 0.6%
BorgWarner, Inc.	10,346	363,972
Delphi Automotive plc	13,290	947,843
Gentex Corp.	13,585	238,553
Johnson Controls International plc	55,270	2,571,713
Lear Corp.	3,462	419,664
Tenneco, Inc. *	2,724	158,727
Visteon Corp.	1,746	125,118
		4,825,590

Automobiles - 0.5%
Ford Motor Co.	193,587	2,336,595
Harley-Davidson, Inc.	8,610	452,800
Tesla Motors, Inc. *(a)	5,578	1,138,079
Thor Industries, Inc.	2,063	174,736
		4,102,210

Banks - 5.8%
Associated Banc-Corp.	8,126	159,188
Bank of America Corp.	547,086	8,561,896
Bank of Hawaii Corp.	2,336	169,640

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Bank of the Ozarks, Inc.	5,618	215,731
BankUnited, Inc.	5,821	175,794
BB&T Corp.	43,666	1,647,082
BOK Financial Corp.	1,110	76,557
CIT Group, Inc.	10,528	382,166
Citigroup, Inc.	155,759	7,356,498
Citizens Financial Group, Inc.	27,323	675,151
Comerica, Inc.	9,046	428,057
Commerce Bancshares, Inc.	4,289	211,276
Cullen/Frost Bankers, Inc. (a)	3,091	222,367
East West Bancorp, Inc.	7,443	273,233
Fifth Third Bancorp	41,086	840,620
First Citizens BancShares, Inc., Class A	451	132,544
First Horizon National Corp.	12,947	197,183
First Republic Bank	7,989	616,032
FNB Corp.	10,837	133,295
Home BancShares, Inc.	6,466	134,557
Huntington Bancshares, Inc.	58,166	573,517
Investors Bancorp, Inc.	16,482	197,949
KeyCorp	58,016	706,055
M&T Bank Corp.	8,404	975,704
MB Financial, Inc.	3,577	136,069
PacWest Bancorp	6,276	269,303
People's United Financial, Inc.	16,056	254,006
PNC Financial Services Group, Inc. (The)	26,345	2,373,421
Popular, Inc.	5,710	218,236
PrivateBancorp, Inc.	4,174	191,670
Prosperity Bancshares, Inc.	3,654	200,568
Regions Financial Corp.	67,292	664,172
Signature Bank *	2,743	324,908
SVB Financial Group *	2,676	295,805
Synovus Financial Corp.	6,807	221,432
UMB Financial Corp.	2,272	135,070
Umpqua Holdings Corp.	12,054	181,413
United Bankshares, Inc. (a)	3,503	131,958
US Bancorp	86,251	3,699,305
Webster Financial Corp.	5,017	190,696
Wells Fargo & Co.	243,445	10,779,745
Western Alliance Bancorp *	4,929	185,035
Zions Bancorporation	10,569	327,850
		45,842,754

Beverages - 2.5%
Coca-Cola Co. (The)	232,659	9,846,129
Dr Pepper Snapple Group, Inc.	11,105	1,013,998
PepsiCo, Inc.	86,199	9,375,865
		20,235,992

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Biotechnology - 3.8%
AbbVie, Inc.	78,507	4,951,436
ACADIA Pharmaceuticals, Inc. *(a)	4,378	139,264
Agios Pharmaceuticals, Inc. *(a)	1,391	73,473
Alexion Pharmaceuticals, Inc. *	10,810	1,324,657
Alkermes plc *	7,120	334,854
Alnylam Pharmaceuticals, Inc. *	3,451	233,909
Amgen, Inc.	36,076	6,017,838
Biogen, Inc. *	10,563	3,306,536
BioMarin Pharmaceutical, Inc. *	8,233	761,717
Celgene Corp. *	37,366	3,905,868
Dyax Corp. CVR *(b)	4,124	4,578
Gilead Sciences, Inc.	63,617	5,033,377
Incyte Corp. *	8,429	794,770
Intercept Pharmaceuticals, Inc. *(a)	810	133,318
Ionis Pharmaceuticals, Inc. *(a)	5,689	208,445
Juno Therapeutics, Inc. *(a)	3,570	107,136
Myriad Genetics, Inc. *	3,046	62,687
Regeneron Pharmaceuticals, Inc. *	3,705	1,489,484
Seattle Genetics, Inc. *	4,952	267,457
United Therapeutics Corp. *	2,037	240,529
Vertex Pharmaceuticals, Inc. *	11,945	1,041,723
		30,433,056

Building Products - 0.3%
A.O. Smith Corp.	5,152	508,966
Allegion plc	5,680	391,409
Armstrong World Industries, Inc. *	2,902	119,911
Lennox International, Inc.	2,306	362,111
Masco Corp.	20,116	690,180
Owens Corning	6,756	360,703
USG Corp. *	5,400	139,590
		2,572,870

Capital Markets - 3.1%
Affiliated Managers Group, Inc. *	3,031	438,586
Ameriprise Financial, Inc.	8,565	854,530
Artisan Partners Asset Management, Inc., Class A	3,917	106,542
Bank of New York Mellon Corp. (The)	57,239	2,282,691
BlackRock, Inc.	6,601	2,392,599
CBOE Holdings, Inc.	4,204	272,630
Charles Schwab Corp. (The)	64,544	2,037,654
CME Group, Inc.	18,166	1,898,710
E*Trade Financial Corp. *	14,397	419,241
Eaton Vance Corp.	6,137	239,650
Federated Investors, Inc., Class B	5,092	150,876
Franklin Resources, Inc.	19,034	677,039
Interactive Brokers Group, Inc., Class A	21,997	775,834
Invesco Ltd.	21,552	673,931
Janus Capital Group, Inc.	7,534	105,551

14 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Legg Mason, Inc.	4,793	160,470
LPL Financial Holdings, Inc. (a)	4,408	131,843
MarketAxess Holdings, Inc.	1,940	321,245
Moody's Corp.	8,969	971,163
Morgan Stanley	78,920	2,530,175
MSCI, Inc.	4,932	413,992
Northern Trust Corp.	11,419	776,378
NorthStar Asset Management Group, Inc.	10,175	131,563
Raymond James Financial, Inc.	6,506	378,714
S&P Global, Inc.	14,153	1,791,204
SEI Investments Co.	7,028	320,547
State Street Corp.	19,654	1,368,508
Stifel Financial Corp. *	3,687	141,765
T. Rowe Price Group, Inc.	13,325	886,113
TD Ameritrade Holding Corp.	12,583	443,425
Thomson Reuters Corp.	13,974	578,244
		24,671,413

Chemicals - 2.2%
Air Products & Chemicals, Inc.	20,053	3,014,768
Axalta Coating Systems Ltd. *	20,559	581,203
Ecolab, Inc.	25,070	3,051,520
International Flavors & Fragrances, Inc.	7,568	1,081,997
Mosaic Co. (The)	33,282	814,078
PolyOne Corp.	7,808	263,988
PPG Industries, Inc.	25,438	2,629,272
Praxair, Inc.	27,248	3,292,376
Sensient Technologies Corp.	4,159	315,252
Sherwin-Williams Co. (The)	7,665	2,120,599
		17,165,053

Commercial Services & Supplies - 0.5%
Cintas Corp.	5,239	589,911
Clean Harbors, Inc. *	3,099	148,690
Copart, Inc. *	5,766	308,827
Deluxe Corp.	2,888	192,976
Healthcare Services Group, Inc.	4,292	169,877
KAR Auction Services, Inc.	8,169	352,574
Pitney Bowes, Inc.	10,799	196,110
Rollins, Inc.	5,689	166,574
Waste Management, Inc.	24,552	1,565,436
		3,690,975

Communications Equipment - 1.1%
Arista Networks, Inc. *	1,663	141,488
ARRIS International plc *	7,714	218,538
Brocade Communications Systems, Inc.	18,304	168,946
Ciena Corp. *	5,637	122,887
Cisco Systems, Inc.	208,660	6,618,695
CommScope Holding Co., Inc. *	6,391	192,433

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
EchoStar Corp., Class A *	3,798	166,466
F5 Networks, Inc. *	2,678	333,786
Juniper Networks, Inc.	15,494	372,786
Motorola Solutions, Inc.	6,745	514,508
NetScout Systems, Inc. *	3,607	105,505
ViaSat, Inc. *	1,834	136,908
		9,092,946

Construction & Engineering - 0.1%
Dycom Industries, Inc. *	1,861	152,193
EMCOR Group, Inc.	3,601	214,692
Quanta Services, Inc. *	8,947	250,426
Valmont Industries, Inc.	1,348	181,400
		798,711

Consumer Finance - 1.0%
Ally Financial, Inc.	25,209	490,819
American Express Co.	41,601	2,664,128
Capital One Financial Corp.	27,454	1,972,021
Credit Acceptance Corp. *(a)	563	113,202
Discover Financial Services	21,639	1,223,686
Navient Corp.	16,530	239,189
OneMain Holdings, Inc. *	6,532	202,165
SLM Corp. *	22,312	166,671
Synchrony Financial	38,895	1,089,060
		8,160,941

Containers & Packaging - 0.9%
Avery Dennison Corp.	8,332	648,146
Ball Corp.	16,644	1,363,976
Bemis Co., Inc.	9,009	459,549
Berry Plastics Group, Inc. *	11,331	496,864
Crown Holdings, Inc. *	13,343	761,752
Graphic Packaging Holding Co.	30,636	428,598
Owens-Illinois, Inc. *	15,054	276,843
Sealed Air Corp.	18,756	859,400
Sonoco Products Co.	9,463	499,930
WestRock Co.	23,983	1,162,696
		6,957,754

Distributors - 0.1%
Genuine Parts Co.	7,114	714,601
LKQ Corp. *	14,548	515,872
		1,230,473

Diversified Consumer Services - 0.1%
Bright Horizons Family Solutions, Inc. *	2,043	136,656
Graham Holdings Co., Class B	266	128,045
ServiceMaster Global Holdings, Inc. *	6,352	213,935
		478,636

16 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Diversified Financial Services - 0.1%
Leucadia National Corp.	17,918	341,159
Voya Financial, Inc.	10,535	303,618
		644,777

Diversified Telecommunication Services - 2.6%
AT&T, Inc.	245,872	9,984,862
CenturyLink, Inc.	21,820	598,522
Frontier Communications Corp. (a)	45,648	189,896
Level 3 Communications, Inc. *	11,639	539,817
SBA Communications Corp., Class A *	4,884	547,789
Verizon Communications, Inc.	162,914	8,468,270
Zayo Group Holdings, Inc. *	5,186	154,076
		20,483,232

Electric Utilities - 0.6%
Alliant Energy Corp.	39,692	1,520,601
ITC Holdings Corp.	26,778	1,244,641
OGE Energy Corp.	34,868	1,102,526
Portland General Electric Co.	15,525	661,210
		4,528,978

Electrical Equipment - 0.9%
Acuity Brands, Inc.	2,673	707,276
AMETEK, Inc.	13,870	662,708
Eaton Corp. plc	27,699	1,820,101
Emerson Electric Co.	39,202	2,136,901
EnerSys	2,571	177,887
Hubbell, Inc.	3,090	332,917
Regal-Beloit Corp.	2,651	157,708
Rockwell Automation, Inc.	7,741	947,034
Sensata Technologies Holding NV *	10,118	392,376
SolarCity Corp. *(a)	3,712	72,607
		7,407,515

Electronic Equipment & Instruments - 0.7%
Amphenol Corp., Class A	12,847	834,027
Arrow Electronics, Inc. *	3,631	232,275
Avnet, Inc.	5,153	211,582
Belden, Inc.	1,704	117,559
Corning, Inc.	43,147	1,020,427
Dolby Laboratories, Inc., Class A	4,084	221,720
Fitbit, Inc., Class A *(a)	7,370	109,371
Flex Ltd. *	22,068	300,566
FLIR Systems, Inc.	5,554	174,507
Ingram Micro, Inc., Class A	6,055	215,921
IPG Photonics Corp. *	1,505	123,937
Jabil Circuit, Inc.	7,731	168,690
Keysight Technologies, Inc. *	6,875	217,869
National Instruments Corp.	4,407	125,159

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
TE Connectivity Ltd.	14,795	952,502
Trimble Navigation Ltd. *	10,081	287,913
Universal Display Corp. *	1,805	100,196
		5,414,221

Energy Equipment & Services - 1.7%
Baker Hughes, Inc.	94,092	4,748,823
Core Laboratories NV	9,699	1,089,489
Dril-Quip, Inc. *	8,023	447,202
Ensco plc, Class A	64,848	551,208
FMC Technologies, Inc. *	49,613	1,472,018
Frank's International NV (a)	10,733	139,529
National Oilwell Varco, Inc.	83,038	3,050,816
Oceaneering International, Inc.	20,964	576,720
RPC, Inc. *(a)	12,568	211,142
Weatherford International plc *(a)	197,055	1,107,449
		13,394,396

Food & Staples Retailing - 1.8%
Casey's General Stores, Inc.	2,282	274,182
CVS Health Corp.	63,861	5,682,990
Kroger Co. (The)	56,840	1,687,011
PriceSmart, Inc.	1,197	100,261
Rite Aid Corp. *	61,084	469,736
Safeway Casa Ley CVR *(b)	7,013	771
Safeway PDC LLC CVR *(b)	7,013	491
Sprouts Farmers Market, Inc. *	8,125	167,781
Sysco Corp.	30,590	1,499,216
Walgreens Boots Alliance, Inc.	51,212	4,128,712
Whole Foods Market, Inc.	18,565	526,318
		14,537,469

Food Products - 2.5%
B&G Foods, Inc.	3,867	190,179
Blue Buffalo Pet Products, Inc. *	4,461	105,993
Bunge Ltd.	8,120	480,948
Campbell Soup Co.	11,277	616,852
ConAgra Foods, Inc.	24,999	1,177,703
Flowers Foods, Inc. (a)	10,422	157,581
General Mills, Inc.	35,910	2,293,931
Hain Celestial Group, Inc. (The) *	6,024	214,334
Hershey Co. (The)	11,748	1,123,109
Hormel Foods Corp.	16,165	613,138
J. M. Smucker Co. (The)	6,942	940,919
Kellogg Co.	15,105	1,170,184
Kraft Heinz Co. (The)	35,736	3,198,729
Lancaster Colony Corp.	1,134	149,790
McCormick & Co., Inc.	7,586	757,993
Mead Johnson Nutrition Co.	11,060	873,851
Mondelez International, Inc., Class A	93,169	4,090,119

18 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Pinnacle Foods, Inc.	6,870	344,668
Post Holdings, Inc. *	4,049	312,461
Snyder's-Lance, Inc.	4,979	167,195
TreeHouse Foods, Inc. *	3,303	287,988
WhiteWave Foods Co. (The) *	9,997	544,137
		19,811,802

Gas Utilities - 0.8%
Atmos Energy Corp.	18,132	1,350,290
New Jersey Resources Corp.	14,624	480,545
ONE Gas, Inc.	8,868	548,397
Piedmont Natural Gas Co., Inc.	14,508	871,060
Southwest Gas Corp.	8,290	579,139
Spire, Inc.	7,748	493,858
UGI Corp.	30,248	1,368,419
WGL Holdings, Inc.	8,667	543,421
		6,235,129

Health Care Equipment & Supplies - 2.3%
Abbott Laboratories	70,864	2,996,839
ABIOMED, Inc. *	1,876	241,216
Alere, Inc. *	4,065	175,771
Align Technology, Inc. *	3,527	330,656
Baxter International, Inc.	23,597	1,123,217
Becton Dickinson and Co.	10,265	1,844,928
Boston Scientific Corp. *	65,598	1,561,232
Cantel Medical Corp.	1,700	132,566
Cooper Cos., Inc. (The)	2,284	409,430
Danaher Corp.	37,017	2,901,763
DENTSPLY SIRONA, Inc.	11,233	667,577
DexCom, Inc. *	3,932	344,679
Edwards Lifesciences Corp. *	10,262	1,237,187
Hill-Rom Holdings, Inc.	2,792	173,048
Hologic, Inc. *	13,002	504,868
IDEXX Laboratories, Inc. *	4,197	473,128
NuVasive, Inc. *	2,353	156,851
ResMed, Inc.	6,594	427,225
St. Jude Medical, Inc.	13,736	1,095,583
STERIS plc	4,038	295,178
Teleflex, Inc.	2,064	346,855
Varian Medical Systems, Inc. *	4,484	446,293
West Pharmaceutical Services, Inc.	3,432	255,684
		18,141,774

Health Care Providers & Services - 1.7%
Acadia Healthcare Co., Inc. *	3,564	176,596
AmerisourceBergen Corp.	8,641	698,020
Amsurg Corp. *	2,581	173,056
Brookdale Senior Living, Inc. *	8,621	150,437
Cardinal Health, Inc.	15,313	1,189,820

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Centene Corp. *	8,002	535,814
DaVita, Inc. *	7,758	512,571
Envision Healthcare Holdings, Inc. *	8,772	195,352
Express Scripts Holding Co. *	30,381	2,142,772
HCA Holdings, Inc. *	14,152	1,070,316
HealthSouth Corp.	4,239	171,976
Henry Schein, Inc. *	3,865	629,918
Humana, Inc.	7,186	1,271,132
Laboratory Corporation of America Holdings *	4,932	678,051
LifePoint Health, Inc. *	2,000	118,460
McKesson Corp.	10,880	1,814,240
Mednax, Inc. *	4,385	290,506
Molina Healthcare, Inc. *	1,997	116,465
Patterson Cos., Inc.	3,900	179,166
Premier, Inc., Class A *	6,665	215,546
Quest Diagnostics, Inc.	6,533	552,888
Team Health Holdings, Inc. *	3,476	113,179
VCA, Inc. *	3,790	265,224
		13,261,505

Health Care Technology - 0.2%
athenahealth, Inc. *(a)	1,844	232,565
Cerner Corp. *	14,489	894,696
IMS Health Holdings, Inc. *	6,818	213,676
Veeva Systems, Inc., Class A *	5,489	226,586
		1,567,523

Hotels, Restaurants & Leisure - 1.3%
Aramark	9,331	354,858
Brinker International, Inc.	2,602	131,219
Buffalo Wild Wings, Inc. *	854	120,192
Chipotle Mexican Grill, Inc. *	1,388	587,818
Cracker Barrel Old Country Store, Inc. (a)	1,138	150,466
Darden Restaurants, Inc.	5,979	366,632
Domino's Pizza, Inc.	2,354	357,455
Dunkin' Brands Group, Inc. (a)	4,289	223,371
Hilton Worldwide Holdings, Inc.	24,940	571,874
Hyatt Hotels Corp., Class A *(a)	6,248	307,527
Jack in the Box, Inc.	1,548	148,515
Marriott International, Inc., Class A	18,174	1,223,628
Norwegian Cruise Line Holdings Ltd. *	9,605	362,109
Panera Bread Co., Class A *	1,118	217,697
Royal Caribbean Cruises Ltd.	7,982	598,251
Six Flags Entertainment Corp.	4,093	219,426
Starbucks Corp.	71,457	3,868,682
Texas Roadhouse, Inc.	3,036	118,495
Vail Resorts, Inc.	1,713	268,735
Wendy's Co. (The)	10,789	116,521
Wyndham Worldwide Corp.	5,239	352,742
		10,666,213

20 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Household Durables - 0.5%
Garmin Ltd.	4,904	235,931
Harman International Industries, Inc.	3,281	277,080
Helen of Troy Ltd. *	1,319	113,658
Leggett & Platt, Inc.	6,332	288,613
Mohawk Industries, Inc. *	3,029	606,830
Newell Brands, Inc.	23,494	1,237,194
Tempur Sealy International, Inc. *	2,809	159,383
Tupperware Brands Corp.	2,332	152,443
Whirlpool Corp.	3,574	579,560
		3,650,692

Household Products - 2.9%
Church & Dwight Co., Inc.	15,429	739,358
Clorox Co. (The)	7,755	970,771
Colgate-Palmolive Co.	53,396	3,958,779
Kimberly-Clark Corp.	21,541	2,717,182
Procter & Gamble Co. (The)	159,884	14,349,589
		22,735,679

Independent Power and Renewable Electricity Producers - 0.3%
AES Corp.	115,076	1,478,727
NRG Energy, Inc.	55,047	617,077
NRG Yield, Inc., Class A	31,851	519,808
		2,615,612

Industrial Conglomerates - 3.0%
3M Co.	36,818	6,488,436
Carlisle Co.'s, Inc.	3,815	391,305
General Electric Co.	545,888	16,169,203
Roper Technologies, Inc.	6,173	1,126,387
		24,175,331

Insurance - 3.7%
Aflac, Inc.	21,958	1,578,121
Alleghany Corp. *	797	418,441
Allstate Corp. (The)	19,914	1,377,651
American Financial Group, Inc.	3,804	285,300
American International Group, Inc.	54,529	3,235,751
Aon plc	14,239	1,601,745
Arch Capital Group Ltd. *	6,389	506,392
Arthur J. Gallagher & Co.	9,491	482,807
Assurant, Inc.	3,199	295,108
Assured Guaranty Ltd.	6,940	192,585
Axis Capital Holdings Ltd.	4,800	260,784
Chubb Ltd.	24,933	3,132,831
Cincinnati Financial Corp.	8,029	605,547
CNO Financial Group, Inc.	9,251	141,263
Endurance Specialty Holdings Ltd.	3,346	218,996
Everest Re Group Ltd.	1,334	253,420

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 21

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
First American Financial Corp.	5,660	222,325
Hanover Insurance Group, Inc. (The)	2,325	175,352
Hartford Financial Services Group, Inc. (The)	20,319	870,060
Lincoln National Corp.	12,345	579,968
Loews Corp.	14,819	609,802
Marsh & McLennan Cos., Inc.	27,783	1,868,407
MetLife, Inc.	47,129	2,093,941
Primerica, Inc. (a)	2,430	128,863
Principal Financial Group, Inc.	14,339	738,602
ProAssurance Corp.	2,748	144,215
Progressive Corp. (The)	31,197	982,706
Prudential Financial, Inc.	23,428	1,912,896
Reinsurance Group of America, Inc.	3,309	357,173
RenaissanceRe Holdings Ltd.	2,226	267,476
RLI Corp.	1,962	134,122
Torchmark Corp.	5,796	370,306
Travelers Cos., Inc. (The)	15,455	1,770,370
Unum Group	12,281	433,642
White Mountains Insurance Group Ltd.	243	201,690
Willis Towers Watson plc	6,957	923,681
XL Group Ltd.	14,636	492,209
		29,864,548

Internet & Direct Marketing Retail - 2.8%
Amazon.com, Inc. *	19,171	16,052,070
HSN, Inc.	1,510	60,098
Netflix, Inc. *	20,889	2,058,611
Priceline Group, Inc. (The) *	2,408	3,543,348
TripAdvisor, Inc. *	5,934	374,910
Wayfair, Inc., Class A *(a)	2,456	96,693
		22,185,730

Internet Software & Services - 5.4%
Akamai Technologies, Inc. *	7,069	374,586
Alphabet, Inc., Class A *	28,074	22,573,180
CoStar Group, Inc. *	1,319	285,603
eBay, Inc. *	43,693	1,437,500
Facebook, Inc., Class A *	119,483	15,326,084
IAC/InterActiveCorp	3,219	201,091
j2 Global, Inc.	1,942	129,357
Pandora Media, Inc. *(a)	9,347	133,943
Rackspace Hosting, Inc. *	4,345	137,693
Twitter, Inc. *	24,638	567,906
VeriSign, Inc. *	3,758	294,026
Yahoo!, Inc. *	36,438	1,570,478
Zillow Group, Inc., Class A *	6,149	211,833
		43,243,280

22 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
IT Services - 4.5%
Accenture plc, Class A	27,126	3,313,984
Alliance Data Systems Corp. *	2,368	508,007
Amdocs Ltd.	6,083	351,902
Automatic Data Processing, Inc.	18,983	1,674,301
Black Knight Financial Services, Inc., Class A *	2,117	86,585
Booz Allen Hamilton Holding Corp.	5,055	159,789
Broadridge Financial Solutions, Inc.	4,785	324,375
Cognizant Technology Solutions Corp., Class A *	25,256	1,204,964
Computer Sciences Corp.	5,681	296,605
Convergys Corp.	3,880	118,030
CoreLogic, Inc. *	3,572	140,094
CSRA, Inc.	5,892	158,495
DST Systems, Inc.	1,320	155,654
EPAM Systems, Inc. *	1,798	124,619
Euronet Worldwide, Inc. *	1,922	157,277
Fidelity National Information Services, Inc.	13,642	1,050,843
First Data Corp., Class A *	37,508	493,605
Fiserv, Inc. *	9,147	909,852
Gartner, Inc. *	3,343	295,688
Genpact Ltd. *	6,201	148,514
Global Payments, Inc.	6,214	476,987
International Business Machines Corp.	36,195	5,749,576
Jack Henry & Associates, Inc.	3,177	271,792
Leidos Holdings, Inc.	5,736	248,254
MasterCard, Inc., Class A	40,655	4,137,459
MAXIMUS, Inc.	2,625	148,470
Paychex, Inc.	13,352	772,680
PayPal Holdings, Inc. *	46,707	1,913,586
Sabre Corp.	8,325	234,599
Square, Inc., Class A *(a)	12,901	150,426
Syntel, Inc. *	1,087	45,556
Teradata Corp. *	5,143	159,433
Total System Services, Inc.	6,666	314,302
Vantiv, Inc., Class A *	7,749	436,036
Visa, Inc., Class A	98,239	8,124,365
Western Union Co. (The)	19,732	410,820
WEX, Inc. *	1,556	168,188
Xerox Corp.	34,334	347,803
		35,783,515

Leisure Products - 0.2%
Brunswick Corp.	4,232	206,437
Hasbro, Inc.	5,347	424,177
Mattel, Inc.	16,135	488,568
Polaris Industries, Inc. (a)	2,823	218,613
		1,337,795

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 23

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Life Sciences - Tools & Services - 1.0%
Agilent Technologies, Inc.	15,331	721,937
Bio-Rad Laboratories, Inc., Class A *	1,171	191,821
Bio-Techne Corp.	1,727	189,106
Bruker Corp.	4,997	113,182
Charles River Laboratories International, Inc. *	2,189	182,431
Illumina, Inc. *	7,067	1,283,791
Mettler-Toledo International, Inc. *	1,242	521,429
PAREXEL International Corp. *	2,479	172,166
PerkinElmer, Inc.	5,128	287,732
PRA Health Sciences, Inc. *	1,360	76,854
Quintiles Transnational Holdings, Inc. *	3,794	307,542
Thermo Fisher Scientific, Inc.	20,210	3,214,603
VWR Corp. *	4,005	113,582
Waters Corp. *	3,812	604,164
		7,980,340

Machinery - 2.2%
AGCO Corp.	4,215	207,884
Allison Transmission Holdings, Inc.	9,923	284,592
CLARCOR, Inc.	2,888	187,720
Colfax Corp. *	5,751	180,754
Crane Co.	2,899	182,666
Cummins, Inc.	9,395	1,203,969
Deere & Co. (a)	17,621	1,503,952
Donaldson Co., Inc.	7,885	294,347
Dover Corp.	9,455	696,266
Flowserve Corp.	7,722	372,509
Graco, Inc.	3,256	240,944
IDEX Corp.	4,510	422,001
Illinois Tool Works, Inc.	19,461	2,332,206
Ingersoll-Rand plc	15,716	1,067,745
ITT, Inc.	5,354	191,887
Lincoln Electric Holdings, Inc.	3,745	234,512
Middleby Corp. (The) *	3,419	422,657
Nordson Corp.	3,150	313,835
Oshkosh Corp.	4,295	240,520
PACCAR, Inc.	21,353	1,255,129
Parker-Hannifin Corp.	8,157	1,023,948
Pentair plc	10,149	651,972
Snap-on, Inc.	3,455	525,022
Stanley Black & Decker, Inc.	9,163	1,126,866
Timken Co. (The)	4,153	145,936
Toro Co. (The)	6,540	306,334
WABCO Holdings, Inc. *	3,096	351,489
Wabtec Corp.	5,355	437,236
Woodward, Inc.	3,277	204,747
Xylem, Inc.	10,612	556,599
		17,166,244

24 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Media - 3.6%
AMC Networks, Inc., Class A *	3,382	175,391
Cable One, Inc.	222	129,648
CBS Corp., Class B	21,674	1,186,435
Charter Communications, Inc., Class A *	11,829	3,193,475
Cinemark Holdings, Inc.	5,026	192,395
Comcast Corp., Class A	117,510	7,795,613
DISH Network Corp., Class A *	22,649	1,240,712
Interpublic Group of Cos., Inc. (The)	18,982	424,248
John Wiley & Sons, Inc., Class A	2,550	131,605
Liberty Broadband Corp., Class A *	8,964	628,914
Liberty SiriusXM Group, Class A *	13,367	454,211
Lions Gate Entertainment Corp.	6,994	139,810
Madison Square Garden Co. (The), Class A *	1,136	192,450
Omnicom Group, Inc.	11,525	979,625
Scripps Networks Interactive, Inc., Class A	6,131	389,257
Sinclair Broadcast Group, Inc., Class A	4,249	122,711
Sirius XM Holdings, Inc. *(a)	84,754	353,424
Starz, Class A *	4,379	136,581
Time Warner, Inc.	37,898	3,017,060
Tribune Media Co., Class A	3,604	131,618
Viacom, Inc., Class B	19,611	747,179
Walt Disney Co. (The)	72,038	6,689,449
		28,451,811

Metals & Mining - 0.3%
Compass Minerals International, Inc. (a)	3,138	231,271
Nucor Corp.	30,412	1,503,873
Reliance Steel & Aluminum Co.	6,779	488,291
Steel Dynamics, Inc.	22,810	570,022
		2,793,457

Multi-Utilities - 1.6%
CenterPoint Energy, Inc.	75,196	1,746,803
CMS Energy Corp.	48,858	2,052,525
Consolidated Edison, Inc.	53,150	4,002,195
Sempra Energy	43,615	4,675,092
		12,476,615

Multiline Retail - 0.5%
Dollar Tree, Inc. *	11,488	906,748
J.C. Penney Co., Inc. *(a)	14,617	134,769
Kohl's Corp.	8,532	373,275
Macy's, Inc.	14,612	541,374
Nordstrom, Inc. (a)	5,944	308,375
Target Corp.	28,009	1,923,658
		4,188,199

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 25

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Oil, Gas & Consumable Fuels - 1.4%
Cheniere Energy Partners LP Holdings LLC	9,907	225,285
Cheniere Energy, Inc. *	51,826	2,259,614
ONEOK, Inc.	46,271	2,377,867
Spectra Energy Corp.	154,166	6,590,596
		11,453,362

Paper & Forest Products - 0.0%
Domtar Corp.	5,813	215,837

Personal Products - 0.3%
Coty, Inc., Class A *(a)	7,418	174,323
Edgewell Personal Care Co. *	3,433	272,992
Estee Lauder Cos., Inc. (The), Class A	21,905	1,939,907
Herbalife Ltd. *(a)	4,058	251,555
		2,638,777

Pharmaceuticals - 5.7%
Akorn, Inc. *	4,135	112,720
Bristol-Myers Squibb Co.	80,547	4,343,094
Catalent, Inc. *	5,028	129,924
Eli Lilly & Co.	46,828	3,758,415
Impax Laboratories, Inc. *	3,462	82,049
Jazz Pharmaceuticals plc *	2,849	346,097
Johnson & Johnson	131,889	15,580,048
Merck & Co., Inc.	133,303	8,319,440
Perrigo Co. plc	6,907	637,723
Pfizer, Inc.	311,159	10,538,955
Prestige Brands Holdings, Inc. *	2,480	119,710
Zoetis, Inc.	23,865	1,241,219
		45,209,394

Professional Services - 0.6%
Dun & Bradstreet Corp. (The)	2,150	293,733
Equifax, Inc.	7,270	978,397
IHS Markit Ltd. *	21,361	802,106
Manpowergroup, Inc.	4,196	303,203
Nielsen Holdings plc	17,415	932,922
Robert Half International, Inc.	7,804	295,459
TransUnion *	4,221	145,624
Verisk Analytics, Inc. *	9,573	778,093
		4,529,537

Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A *	16,516	462,118
Howard Hughes Corp. (The) *	1,851	211,939
Jones Lang LaSalle, Inc.	2,330	265,131
Realogy Holdings Corp.	7,593	196,355
		1,135,543

26 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Road & Rail - 0.5%
AMERCO	511	165,682
Avis Budget Group, Inc. *	5,455	186,616
Genesee & Wyoming, Inc., Class A *	3,437	236,981
JB Hunt Transport Services, Inc.	5,289	429,149
Kansas City Southern	6,417	598,834
Landstar System, Inc.	2,494	169,792
Norfolk Southern Corp.	17,882	1,735,627
Old Dominion Freight Line, Inc. *	4,067	279,037
Ryder System, Inc.	3,191	210,446
		4,012,164

Semiconductors & Semiconductor Equipment - 3.1%
Advanced Micro Devices, Inc. *	26,393	182,376
Analog Devices, Inc.	12,795	824,638
Applied Materials, Inc.	44,979	1,356,117
Cavium, Inc. *	2,342	136,304
Cree, Inc. *	4,080	104,937
Cypress Semiconductor Corp.	12,613	153,374
First Solar, Inc. *(a)	3,106	122,656
Integrated Device Technology, Inc. *	5,253	121,344
Intel Corp.	196,869	7,431,805
KLA-Tencor Corp.	6,311	439,940
Lam Research Corp.	6,669	631,621
Linear Technology Corp.	9,698	574,994
Marvell Technology Group Ltd.	18,514	245,681
Maxim Integrated Products, Inc.	11,470	457,997
Microchip Technology, Inc.	8,710	541,239
Micron Technology, Inc. *	43,210	768,274
NVIDIA Corp.	22,263	1,525,461
ON Semiconductor Corp. *	16,812	207,124
Qorvo, Inc. *	5,174	288,399
QUALCOMM, Inc.	61,322	4,200,557
Skyworks Solutions, Inc.	7,676	584,451
SunPower Corp. *(a)	2,284	20,373
Teradyne, Inc.	8,186	176,654
Texas Instruments, Inc.	41,746	2,929,734
Xilinx, Inc.	10,255	557,257
		24,583,307

Software - 4.7%
Adobe Systems, Inc. *	20,735	2,250,577
ANSYS, Inc. *	3,529	326,821
Aspen Technology, Inc. *	3,150	147,388
Autodesk, Inc. *	8,125	587,681
Blackbaud, Inc.	1,922	127,505
CA, Inc.	12,712	420,513
CDK Global, Inc.	6,267	359,475
Citrix Systems, Inc. *	6,480	552,226
Electronic Arts, Inc. *	12,516	1,068,866

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 27

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Fair Isaac Corp.	1,248	155,488
FireEye, Inc. *(a)	6,110	90,000
Fortinet, Inc. *	5,887	217,407
Guidewire Software, Inc. *	2,934	175,981
Intuit, Inc.	10,197	1,121,772
Manhattan Associates, Inc. *	2,897	166,925
Microsoft Corp.	324,266	18,677,722
NetSuite, Inc. *	1,591	176,108
Nuance Communications, Inc. *	10,071	146,030
Oracle Corp.	125,237	4,919,309
PTC, Inc. *	4,625	204,934
Salesforce.com, Inc. *	26,794	1,911,216
ServiceNow, Inc. *	6,189	489,859
Splunk, Inc. *	5,443	319,395
Symantec Corp.	25,616	642,962
Synopsys, Inc. *	6,123	363,400
Take-Two Interactive Software, Inc. *	3,480	156,878
Tyler Technologies, Inc. *	1,338	229,106
Ultimate Software Group, Inc. (The) *	1,171	239,341
VMware, Inc., Class A *	11,479	841,985
Workday, Inc., Class A *	8,281	759,285
		37,846,155

Specialty Retail - 2.7%
Advance Auto Parts, Inc.	3,497	521,473
American Eagle Outfitters, Inc.	8,094	144,559
AutoNation, Inc. *	3,253	158,454
Bed Bath & Beyond, Inc.	7,317	315,436
Best Buy Co., Inc.	13,043	497,982
Burlington Stores, Inc. *	3,379	273,767
CarMax, Inc. *(a)	9,034	481,964
CST Brands, Inc.	3,599	173,076
Foot Locker, Inc.	6,351	430,090
GameStop Corp., Class A (a)	4,942	136,350
Gap, Inc. (The) (a)	10,536	234,321
Home Depot, Inc. (The)	60,200	7,746,536
Lowe's Cos., Inc.	42,616	3,077,301
Michaels Cos., Inc. (The) *	7,019	169,649
O'Reilly Automotive, Inc. *	4,576	1,281,783
Penske Automotive Group, Inc.	1,934	93,180
Ross Stores, Inc.	19,322	1,242,405
Sally Beauty Holdings, Inc. *	6,852	175,959
Signet Jewelers Ltd.	3,653	272,258
Staples, Inc.	30,811	263,434
Tiffany & Co.	5,212	378,547
TJX Cos., Inc. (The)	31,993	2,392,436
Tractor Supply Co.	6,332	426,460
Ulta Salon, Cosmetics & Fragrance, Inc. *	2,856	679,671
Williams-Sonoma, Inc. (a)	3,814	194,819
		21,761,910

28 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Technology Hardware, Storage & Peripherals - 3.7%
Apple, Inc.	224,226	25,348,749
Hewlett Packard Enterprise Co.	69,307	1,576,734
HP, Inc.	71,194	1,105,643
Seagate Technology plc	12,474	480,873
Western Digital Corp.	11,829	691,642
		29,203,641

Textiles, Apparel & Luxury Goods - 1.1%
Carter's, Inc.	2,414	209,318
Coach, Inc.	13,214	483,104
Columbia Sportswear Co.	1,288	73,081
Hanesbrands, Inc.	17,948	453,187
Kate Spade & Co. *	6,065	103,893
lululemon athletica, Inc. *(a)	5,453	332,524
Michael Kors Holdings Ltd. *	8,182	382,836
NIKE, Inc., Class B	81,752	4,304,243
PVH Corp.	3,844	424,762
Skechers U.S.A., Inc., Class A *	7,510	171,979
Under Armour, Inc., Class A *(a)	19,961	772,092
VF Corp.	16,166	906,104
		8,617,123

Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. *	18,700	149,600
New York Community Bancorp, Inc.	25,155	357,956
Radian Group, Inc.	11,067	149,958
TFS Financial Corp.	3,483	62,032
		719,546

Trading Companies & Distributors - 0.4%
Air Lease Corp.	5,665	161,906
Fastenal Co.	17,603	735,453
HD Supply Holdings, Inc. *	11,881	379,954
Herc Holdings, Inc. *	7,217	243,213
MSC Industrial Direct Co., Inc., Class A	3,640	267,212
United Rentals, Inc. *	5,218	409,561
W.W. Grainger, Inc.	3,353	753,889
		2,951,188

Transportation Infrastructure - 0.0%
Macquarie Infrastructure Corp.	4,442	369,752

Water Utilities - 0.4%
American Water Works Co., Inc.	31,061	2,324,605
Aqua America, Inc.	30,961	943,692
		3,268,297

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 29

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Wireless Telecommunication Services - 0.1%
Sprint Corp. *	29,949	198,562
T-Mobile US, Inc. *	11,189	522,750
Telephone & Data Systems, Inc.	3,870	105,186
United States Cellular Corp. *	782	28,418
		854,916

Total Common Stocks (Cost $686,159,883)		789,426,099

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 0.3%
State Street Bank Time Deposit, 0.293%, 10/3/16	2,315,736	2,315,736

Total Time Deposit (Cost $2,315,736)		2,315,736

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 1.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.26%	11,039,439	11,039,439

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $11,039,439)		11,039,439

TOTAL INVESTMENTS (Cost $699,515,058) - 100.8%		802,781,274
Other assets and liabilities, net - (0.8%)		(6,519,811)
NET ASSETS - 100.0%		$796,261,463

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security, or portion of security, is on loan. Total value of securities on loan is $10,774,363 as of September 30, 2016.
(b) This security was valued under the direction of the Board of Directors. Total market value of fair valued securities amounts to $5,840, which represents 0.0% of the net assets of the Fund as of September 30, 2016.

Abbreviations:
CVR:	Contingent Value Rights
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
plc:	Public Limited Company
See notes to financial statements.

30 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

ASSETS
Investments in securities, at value (Cost $699,515,058) - see accompanying schedule	$802,781,274
Cash	6,141
Receivable for securities sold	1,461,397
Receivable for shares sold	7,782,324
Dividends and interest receivable	697,890
Securities lending income receivable	17,104
Directors' deferred compensation plan	383,426
Receivable from Calvert Investment Management, Inc.	7,882
Total assets	813,137,438

LIABILITIES
Payable for securities purchased	624,915
Payable upon return of securities loaned	11,039,439
Payable for shares redeemed	4,493,961
Payable to Calvert Investment Distributors, Inc.	101,984
Payable to Calvert Investment Administrative Services, Inc.	69,844
Payable to Calvert Investment Services, Inc.	4,204
Payable for Directors' fees and expenses	17,077
Directors' deferred compensation plan	383,426
Accrued expenses and other liabilities	141,125
Total liabilities	16,875,975
NET ASSETS	$796,261,463

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 17,013,459 shares outstanding	$240,624,894
Class C: 2,461,120 shares outstanding	37,140,880
Class I: 20,092,283 shares outstanding	354,575,672
Class Y: 2,433,879 shares outstanding	38,435,008
Undistributed net investment income	8,679,700
Accumulated net realized gain (loss)	13,539,093
Net unrealized appreciation (depreciation)	103,266,216
NET ASSETS	$796,261,463

NET ASSET VALUE PER SHARE
Class A (based on net assets of $319,773,272)	$18.80
Class C (based on net assets of $43,579,384)	$17.71
Class I (based on net assets of $387,043,389)	$19.26
Class Y (based on net assets of $45,865,418)	$18.84

See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 31

CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2016

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $6,756)	$13,377,798
Securities lending income	61,544
Interest income	8,493
Other income (a)	5,653
Total investment income	13,453,488

Expenses:
Investment advisory fee	1,012,216
Administrative fees	826,153
Transfer agency fees and expenses:
Class A	286,191
Class C	59,542
Class I	12,225
Class Y	25,157
Distribution Plan expenses:
Class A	738,779
Class C	409,810
Directors' fees and expenses	75,181
Accounting fees	159,298
Custodian fees	127,626
Professional fees	53,820
Registration fees	94,261
Reports to shareholders	58,054
Miscellaneous	40,721
Total expenses	3,979,034
Reimbursement from Advisor:
Class A	(497,457)
Class C	(97,674)
Class I	(465,923)
Class Y	(59,786)
Administrative fees waived	(60,563)
Net expenses	2,797,631
NET INVESTMENT INCOME	10,655,857

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	16,747,930

Change in unrealized appreciation (depreciation)	52,217,493

NET REALIZED AND UNREALIZED GAIN	68,965,423

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$79,621,280

(a) Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.
See notes to financial statements.

32 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$10,655,857	$6,152,719
Net realized gain (loss)	16,747,930	37,846,698
Net change in unrealized appreciation (depreciation)	52,217,493	(47,198,198)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	79,621,280	(3,198,781)

Distributions to shareholders from:
Net investment income:
Class A shares	(2,953,205)	(1,663,187)
Class B shares (a)	—	(215)
Class C shares	(194,986)	(43,036)
Class I shares	(3,977,636)	(1,367,790)
Class Y shares	(277,391)	(104,408)
Net realized gains
Class A shares	(17,083,274)	(5,942,369)
Class B shares (a)	—	(40,990)
Class C shares	(2,440,131)	(781,177)
Class I shares	(16,343,727)	(3,502,922)
Class Y shares	(1,224,825)	(209,696)
Total distributions	(44,495,175)	(13,655,790)

Capital share transactions:
Shares sold:
Class A shares (b)	85,897,207	93,258,701
Class B shares (a)	—	12,319
Class C shares	11,524,763	15,743,383
Class I shares	209,014,931	100,348,705
Class Y shares	33,598,307	12,422,171
Reinvestment of distributions:
Class A shares	18,496,804	7,110,855
Class B shares (a)	—	37,436
Class C shares	1,979,121	603,576
Class I shares	19,969,479	4,814,417
Class Y shares	1,485,355	305,214
Redemption fees:
Class A shares	—	1,100
Class C shares	—	20
Class I shares	—	1
Shares redeemed:
Class A shares	(69,013,166)	(36,843,349)
Class B shares (a)(b)	—	(1,651,835)
Class C shares	(8,204,429)	(4,410,421)
Class I shares	(44,010,855)	(34,841,944)
Class Y shares	(8,360,100)	(1,667,026)
Total capital share transactions	252,377,417	155,243,323

TOTAL INCREASE IN NET ASSETS	287,503,522	138,388,752
See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 33

CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND STATEMENTS OF CHANGES IN NET ASSETS - CONT’D
NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Beginning of year	$508,757,941	$370,369,189
End of year (including undistributed net investment income of $8,679,700 and $5,606,473, respectively)	$796,261,463	$508,757,941

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares (c)	4,783,133	4,914,803
Class B shares (a)	—	687
Class C shares	680,876	871,728
Class I shares	11,244,540	5,148,569
Class Y shares	1,898,937	651,718
Reinvestment of distributions:
Class A shares	1,030,313	378,304
Class B shares (a)	—	2,112
Class C shares	116,880	33,947
Class I shares	1,085,395	250,294
Class Y shares	82,513	16,138
Shares redeemed:
Class A shares	(3,863,305)	(1,944,756)
Class B shares (a)(c)	—	(90,355)
Class C shares	(482,079)	(245,985)
Class I shares	(2,398,888)	(1,786,991)
Class Y shares	(462,096)	(87,596)
Total capital share activity	13,716,219	8,112,617

(a) Class B Shares were converted into Class A Shares at the close of business on April 20, 2015.
(b) Amounts include $1,291,167 of share transactions that were redeemed from Class B shares and converted into Class A shares at the close of business on April 20, 2015.
(c) Amount includes 70,402 shares redeemed from Class B shares and 66,796 shares purchased into Class A shares at the close of business on April 20, 2015.
See notes to financial statements.

34 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Responsible Index Series, Inc. (the “Corporation”) is a Maryland corporation pursuant to Articles of Incorporation filed on April 11, 2000, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Corporation operates five (5) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights for the Calvert U.S. Large Cap Core Responsible Index Fund (the “Fund”). The Corporation is authorized to issue two billion (2,000,000,000) shares of stock, of which 250,000,000 shares have been allocated to the Fund, with a par value of each share at one cent ($0.01).
The Fund is diversified and employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert U.S. Large Cap Core Responsible Index. The operations of each series of the Corporation, including the Fund, are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund generally offers Class A, Class C, Class I, and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. However, the front-end sales charge is waived for shareholders investing in Class A shares directly with the Fund in an account maintained by Calvert Investment Distributors, Inc. (“Distributor”) or without a specified broker-dealer or financial adviser (“Direct Account”). Class C shares are not available for purchase in Direct Accounts. For non-Direct Accounts, Class C shares are sold without a front-end sales charge, and with certain exceptions, will be charged a contingent deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $100,000. The $100,000 minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, and retirement plans, foundations, endowments and other consultant-driven business, that have entered into an agreement with the Fund’s Distributor to offer Class Y shares to their clients. Class Y shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 35

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value these securities each business day. The third party fair value pricing service takes into account many factors, including, but not limited to, movements in U.S. securities markets and changes in futures contracts and foreign exchange rates that have occurred after the close of the principal foreign market, to determine a fair value as of the close of the New York Stock Exchange. Such securities are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at September 30, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

36 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

The following table summarizes the market value of the Fund's holdings as of September 30, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$789,420,259	$5,840	$—	$789,426,099
Time Deposit	—	2,315,736	—	2,315,736
Short Term Investment of Cash Collateral For Securities Loaned	11,039,439	—	—	11,039,439
TOTAL	$800,459,698	$2,321,576	$—	$802,781,274

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
There were no transfers between levels during the year.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.15%, of the Fund’s average daily net assets.

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 37

The Advisor has contractually agreed to limit net annual Fund operating expenses through January 31, 2017. The contractual expense caps are 0.54%, 1.29%, 0.19%, and 0.29% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, based on the Fund’s average daily net assets.
For the period October 1, 2015 to January 31, 2016, the administrative fee was 0.15% for Class A, C and Y and 0.10% for Class I. CIAS and the Fund entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Fund commencing on February 1, 2016. CIAS voluntarily waived 0.03% (the amount of the administrative fee above 0.12%) for Class A, C and Y shares of the Fund for the period from December 1, 2015 through January 31, 2016. CIAS has also contractually agreed to waive 0.02% for Class I shares of the Fund (the difference between the previous administrative fee and the new 0.12% fee) from February 1, 2016 through January 31, 2018. During the year ended September 30, 2016, CIAS voluntarily waived $17,356.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.25% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of 0.25% and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses.
CID received $105,132 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2016.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $47,681 for the year ended September 30, 2016. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 annually may be paid to the Committee chairs ($10,000 for the Board Chair and the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Fund’s assets. Directors’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $402,098,473 and $179,430,050, respectively.
The tax character of dividends and distributions paid during the years ended September 30, 2016 and September 30, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$9,474,108	$3,456,144
Long-term capital gains	35,021,067	10,199,646
Total	$44,495,175	$13,655,790

38 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

As of September 30, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$115,371,630
Unrealized (depreciation)	(16,453,125)
Net unrealized appreciation (depreciation)	$98,918,505

Undistributed ordinary income	$8,696,777
Undistributed long-term capital gain	$17,886,804
Other temporary differences	($17,077)

Federal income tax cost of investments	$703,862,769
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, deferred Directors’ fees and cost basis adjustments.
Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to return of capital distributions and distributions redesignations.

Undistributed net investment income	($179,412)
Accumulated net realized gain (loss)	179,412
NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
The total value of securities on loan was $10,774,363 as of September 30, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2016:

	Remaining Contractual Maturity of the Agreements as of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$11,039,439	$—	$—	$—	$11,039,439
Amount of recognized liabilities for securities lending transactions					$11,039,439

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 39

NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2016.
For the year ended September 30, 2016, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$49,103	1.47%	$3,103,998	December 2015
NOTE F — OTHER MATTERS
On October 18, 2016, Calvert announced that it had determined that certain fees paid to third-party financial intermediaries were incorrectly allocated for payment by, and paid by, the Calvert Funds. Specifically, for periods prior to January 1, 2015, the Calvert Funds paid fees under certain intermediary agreements that were primarily for distribution-related services and therefore should have been paid by Calvert out of Calvert’s own assets or by the Funds under a Rule 12b-1 plan. The matter was self-reported to the SEC in 2016. Calvert is in the process of determining the economic impact of misallocated fees on the affected Funds and their shareholders, and intends to develop a plan to reimburse shareholders following that determination.
NOTE G — SUBSEQUENT EVENTS
On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company, entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance, to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to the approval by the shareholders of Calvert Funds of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.
A proxy statement containing detailed information regarding several proposals was mailed to shareholders of record in November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.
In preparing the financial statements as of September 30, 2016, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended September 30, 2016, the Fund considers 100.0% of the ordinary dividends paid during the year as qualified dividend income and 98.6% as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. The Fund also considers $35,021,067 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

40 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$17.90	$18.30	$15.90	$13.27	$10.35
Income from investment operations:
Net investment income	0.26	0.23	0.18	0.17	0.13
Net realized and unrealized gain (loss)	1.94	(0.01)	2.73	2.61	2.89
Total from investment operations	2.20	0.22	2.91	2.78	3.02
Distributions from:
Net investment income	(0.18)	(0.13)	(0.14)	(0.15)	(0.10)
Net realized gain	(1.12)	(0.49)	(0.37)	—	—
Total distributions	(1.30)	(0.62)	(0.51)	(0.15)	(0.10)
Total increase (decrease) in net asset value	0.90	(0.40)	2.40	2.63	2.92
Net asset value, ending	$18.80	$17.90	$18.30	$15.90	$13.27
Total return (b)	12.68%	1.06%	18.65%	21.16%	29.36%
Ratios to average net assets: (c)
Net investment income	1.46%	1.21%	1.02%	1.15%	1.03%
Total expenses	0.71%	0.77%	0.87%	1.02%	1.11%
Net expenses	0.54%	0.68%	0.75%	0.75%	0.75%
Portfolio turnover	27%	33%	8%	14%	7%
Net assets, ending (in thousands)	$319,773	$269,684	$214,427	$149,738	$97,904

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 41

CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$16.97	$17.41	$15.15	$12.65	$9.87
Income from investment operations:
Net investment income	0.12	0.08	0.03	0.03	0.01
Net realized and unrealized gain (loss)	1.82	—(b)	2.62	2.50	2.77
Total from investment operations	1.94	0.08	2.65	2.53	2.78
Distributions from:
Net investment income	(0.08)	(0.03)	(0.02)	(0.03)	—
Net realized gain	(1.12)	(0.49)	(0.37)	—	—
Total distributions	(1.20)	(0.52)	(0.39)	(0.03)	—
Total increase (decrease) in net asset value	0.74	(0.44)	2.26	2.50	2.78
Net asset value, ending	$17.71	$16.97	$17.41	$15.15	$12.65
Total return (c)	11.78%	0.30%	17.75%	20.02%	28.17%
Ratios to average net assets: (d)
Net investment income	0.70%	0.45%	0.19%	0.25%	0.04%
Total expenses	1.53%	1.57%	1.61%	1.77%	1.89%
Net expenses	1.29%	1.44%	1.57%	1.65%	1.74%
Portfolio turnover	27%	33%	8%	14%	7%
Net assets, ending (in thousands)	$43,579	$36,398	$25,864	$15,259	$9,958

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount is less than $0.005 per share.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

42 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$18.33	$18.69	$16.20	$13.48	$10.52
Income from investment operations:
Net investment income	0.33	0.33	0.27	0.25	0.19
Net realized and unrealized gain (loss)	1.98	(0.01)	2.81	2.64	2.95
Total from investment operations	2.31	0.32	3.08	2.89	3.14
Distributions from:
Net investment income	(0.26)	(0.19)	(0.22)	(0.17)	(0.18)
Net realized gain	(1.12)	(0.49)	(0.37)	—	—
Total distributions	(1.38)	(0.68)	(0.59)	(0.17)	(0.18)
Total increase (decrease) in net asset value	0.93	(0.36)	2.49	2.72	2.96
Net asset value, ending	$19.26	$18.33	$18.69	$16.20	$13.48
Total return (b)	13.00%	1.54%	19.39%	21.76%	30.11%
Ratios to average net assets: (c)
Net investment income	1.80%	1.69%	1.56%	1.70%	1.57%
Total expenses	0.36%	0.36%	0.37%	0.46%	0.51%
Net expenses	0.19%	0.20%	0.21%	0.21%	0.21%
Portfolio turnover	27%	33%	8%	14%	7%
Net assets, ending (in thousands)	$387,043	$186,257	$122,405	$66,818	$41,249

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 43

CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS Y SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)(b)
Net asset value, beginning	$17.95	$18.40	$16.01	$13.27	$12.42
Income from investment operations:
Net investment income	0.31	0.27	0.21	0.19	0.03
Net realized and unrealized gain (loss)	1.93	(0.01)	2.70	2.63	0.82
Total from investment operations	2.24	0.26	2.91	2.82	0.85
Distributions from:
Net investment income	(0.23)	(0.22)	(0.15)	(0.08)	—
Net realized gain	(1.12)	(0.49)	(0.37)	—	—
Total distributions	(1.35)	(0.71)	(0.52)	(0.08)	—
Total increase (decrease) in net asset value	0.89	(0.45)	2.39	2.74	0.85
Net asset value, ending	$18.84	$17.95	$18.40	$16.01	$13.27
Total return (c)	12.90%	1.24%	18.51%	21.34%	6.84%
Ratios to average net assets: (d)
Net investment income	1.70%	1.43%	1.14%	1.29%	1.16%(e)
Total expenses	0.49%	0.62%	0.65%	0.72%	0.86%(e)
Net expenses	0.29%	0.46%	0.60%	0.60%	0.60%(e)
Portfolio turnover	27%	33%	8%	14%	7%
Net assets, ending (in thousands)	$45,865	$16,419	$6,151	$23,218	$12,589

(a) Per share figures are calculated using the Average Shares Method.
(b) From July 13, 2012 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

44 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 45

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 67	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CRIS 2005 CWVF	President and Founder of the national non-profit, First People’s Worldwide. Founded in 1980, First People’s Worldwide is the only American Indian alternative development institute in the U.S.	19	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 68	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	24	None
JOHN G. GUFFEY, JR. AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Consultant and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	24	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 53	Director Trustee Director Director	2000 IMPACT 2005 CSIF 2005 CRIS 2005 CWVF	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), 1999-2014.	19	• Bridgeway Funds (14) (asset management)
JOY V. JONES AGE: 66	Director Trustee Director Director	2000 IMPACT 1990 CSIF 2000 CRIS 2005 CWVF	Attorney.	19	• Director, Conduit Street Restaurants SUD 2 Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 71	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider.	19	• Calvert Social Investment Foundation • Ben & Jerry’s Homemade, Inc. (food products)
SYDNEY A. MORRIS AGE: 67	Trustee Director Director Director	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	The Rev. Dr. Morris is a Unitarian Universalist minister.	19	None

46 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES/DIRECTORS
D. WAYNE SILBY, Esq.* AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2000 IMPACT	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	24
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR* AGE: 56	Director & President Trustee & President Director & President Director & President	2015 CWVF 2015 CSIF 2015 CRIS 2015 IMPACT
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 47

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Treasurer of the Funds (since March 2015); Director, Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., and Calvert Investment Services, Inc. (since October 2015); Director, Executive Vice President, Chief Financial Officer - Elect, Chief Operating Officer and Treasurer of Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since October 2015); Director, Senior Vice President and Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (March 2015 - September 2015); and Senior Partner, KPMG LLP (2005 - 2015).

ROBERT D. BENSON, Esq. AGE: 37	Associate General Counsel, Assistant Vice President & Assistant Secretary	2014
Associate General Counsel (since September 2016), Assistant General Counsel (2014 - September 2016), Assistant Vice President and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since 2014); and Staff Attorney, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (2008 - 2014).

HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer of the Funds (since November 2014); Vice President and Chief Compliance Officer, Wilmington Funds (December 2012 - November 2014); and Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (September 2010 - December 2012).

THOMAS DAILEY AGE:51	Vice President	2012	Vice President of the Funds (since 2012); and Vice President (since January 2005) and Portfolio Manager - Tax Exempt, Calvert Investment Management, Inc. (since 1995).
STU DALHEIM AGE: 46	Vice President	2015	Vice President of the Funds (since 2015); and Vice President - Governance and Advocacy of Calvert Investment Management, Inc. (since October 2011).
BRIAN ELLIS, CFA AGE: 32	Vice President	2016
Vice President of the Funds (since February 2016); Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (since May 2012); and Business Analyst (2009 - May 2012), Calvert Investment Management, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014
Assistant Treasurer of the Funds (since 2014); Vice President, Corporate Finance, and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (since 2007); Acting Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (September 2014 - March 2015).

PATRICK FAUL, CFA AGE: 51	Vice President	2010	Vice President (since 2007) and Head of Credit Research, Calvert Investment Management, Inc. (since January 2010).
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004
Assistant Secretary of the Funds (since 2004); Director, Strategic Projects and Fund Operations, Calvert Investment Administrative Services, Inc. (since June 2016); and SEC Filing and Operations Manager, Calvert Investment Administrative Services, Inc. (2011 – 2016).

JADE HUANG AGE: 41	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2006 - November 2015).

VISHAL KHANDUJA, CFA AGE: 38	Vice President	2014
Vice President of the Funds (since 2014); Vice President and Head of Taxable Bond, Calvert Investment Management, Inc. (since May 2016); Vice President and Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (2012 - May 2016); Portfolio Manager - Global Rates and Currency Team, Columbia Management (2009 - 2012).

ERICA LASDON AGE: 45	Assistant Vice President, Research and Advocacy	2015
Assistant Vice President, Research and Advocacy of the Funds (since 2016) and Calvert Investment Management, Inc. (since August 2015); and Senior Sustainability Analyst and Manager, Calvert Investment Management, Inc. (2005 - August 2015).

JOSHUA LINDER, CFA AGE: 30	Vice President	2016
Vice President of the Funds (since 2016); Portfolio Manager, Equity, Calvert Investment Management, Inc. (since January 2016); Assistant Portfolio Manager, Calvert Investment Management, Inc. (January 2014 - October 2015); and Equity Analyst, Calvert Investment Management, Inc. (2011 - 2013).

CHRISTOPHER MADDEN AGE: 40	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2010 - November 2015).

48 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
ANDREW K. NIEBLER, Esq. AGE: 48	Deputy General Counsel, Vice President & Secretary	2006 (TCF, CMS, CRIS, CSIF, CVS) 2008 (CVP) 2016 (CIF)
Deputy General Counsel, Vice President and Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since May 2016); Assistant Vice President, Associate General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (September 2009 - May 2016); and Assistant Vice President, Assistant General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (prior to September 2009).

MONIQUE S. PATTILLO, Esq. AGE: 34	Assistant General Counsel, Assistant Vice President & Assistant Secretary	2016
Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since September 2016); Adjunct Faculty, Howard Community College (since June 2015); Adjunct Assistant Professor, University of Maryland University College (since June 2016); Legal Counsel, T. Rowe Price Associates, Inc. (March 2014 - June 2015); and Assistant U.S. Counsel, Aberdeen Asset Management, Inc. (January 2011 - March 2014).

MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
Fund Controller and Assistant Treasurer of the Funds (since August 2015); Director, Anti-Money Laundering Officer and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since August 2015); Director of Fund Administration, Calvert Investment Administrative Services, Inc. (since August 2015); VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015); and Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

JOHN H. STREUR AGE: 56	President and Director (except CVS)	2015
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

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CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Portfolio
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

Printed on recycled paper using soy inks.

Calvert U.S. Large Cap Growth Responsible Index Fund

Annual Report September 30, 2016 E-Delivery Sign-Up — Details Inside

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Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President’s Letter
6	Portfolio Management Discussion
10	Understanding Your Fund’s Expenses
11	Report of Independent Registered Public Accounting Firm
12	Schedule of Investments
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statements of Changes in Net Assets
31	Notes to Financial Statements
37	Financial Highlights
41	Proxy Voting
41	Availability of Quarterly Portfolio Holdings
42	Director and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareowners and Friends,
Forty years ago, Calvert Investments was founded on the belief that investment capital, properly stewarded, could improve the world for its less powerful inhabitants and improve environmental sustainability, while producing reasonable investment returns. Calvert was one of the first investment advisers to introduce the responsible investment concept, and through many years of innovation and research (supported by you, our shareholders), we have developed this philosophy to now provide even greater shareholder engagement and impact.
Corporations throughout the world, big and small, have an ever increasing role in determining social and environmental outcomes for every living being, today and into the future. The power of corporations, garnered through global influence, human capital and financial strength, especially relative to our other institutions, has been steadily increasing for decades (http://www.calvert.com/perspective/research/calvert-serafeim-series-report).
Investors recognize the impact of corporations on society, and more and more are making investment decisions based on their assessments of a company’s effect on environmental and social outcomes. Companies able to operate their business in a perceived sustainable manner, promoting, environmental and social justice stand to benefit; while those corporate laggards, that fail to embrace these new responsibilities, will falter.
Reliable information is critical in ensuring that shareholders are able to make informed assessments regarding a corporation’s sustainability profile. Key performance metrics and data (a “sustainability information system”) that indicates how a company is performing regarding environmental and social impacts, is integral to making informed responsible investment decisions. Through partnerships with world class educational institutions and forward thinking business partners, Calvert is developing valuable research methodologies and metrics to assess the quality of data inputs and results, such that we are able to assess companies’ impacts. Are we completely there yet? No, but as data becomes more transparent and consistent, driven, in part by investor demands and regulatory authorities, we will get there, such that we and other market participants can make better informed investment and purchase decisions. For example, key data that measures “true” intrinsic and extrinsic product costs, including indirect environmental and social impacts could be relevant to investors when making corporate comparisons regarding risk and profitability, and also of great interest to consumers making product purchase decisions.
Calvert is participating in the Sustainability Accounting Standards Board Investment Advisory Group, which is working to move the disclosure of ESG metrics forward through corporate SEC filings (http://www.sasb.org/). Calvert is also working to map the United Nations Sustainable Development Goals to the SASB standards (http://www.calvert.com/perspective/social-impact/unsdg-faq), in order to better evaluate the progress of any public corporation on its path towards global sustainability.
Also, involved in this effort are millions of individuals and small organizations throughout the world who are adding to this mosaic of information through their local and specialized efforts and services. They often have access to pockets of information that are not publically available or disseminated, and thereby not available to the financial data service companies. Our myriad and long running engagements with NGOs and corporations provide critical insight to our analysts, driving the enhancement of our information infrastructure forward, as they research potential investments for your portfolios and design shareholder activist agendas.
ESG data about corporate behavior provides a useful baseline, but takes on additional meaning as the Calvert Principles for Responsible Investment guide our interpretation of the data, acting as our “responsibility compass” (http://www.calvert.com/approach/how-we-invest/the-calvert-principles). In addition to providing a context consistent with Calvert’s mission, our Principles lead us to areas where additional, fundamental research is needed to develop a real understanding of corporate impact on society and the environment. In our complex, globalized and rapidly evolving world, the Principles allow us to contextualize information, whereas a rules based system, or an exclusive reliance on data from companies may miss valuable situational and circumstantial inference, as evidenced in the issues surrounding Standing Rock and the role of the corporation, Energy Transfer Partners. The Standing Rock Sioux Nation is striving to halt construction of the Dakota Access Pipeline crossing their sacred land and threatening water contamination (see our resolution in support of the Standing Rock Sioux Nation, (http://www.calvert.com/perspective/climate-and-environment/calvert-releases-statement-in-support-of-standing-rock-sioux-nation).

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The concerns surrounding social license and indigenous peoples’ rights are complex and do not lend themselves easily to objective quantification methods employed by the traditional financial data sources. That is why the fundamental overlay performed by the Calvert research analysts is so essential to our effective responsible investing process.
While effecting change through thoughtful ESG capital allocations is important, direct impact can be made through shareholder activism, or more specifically advocacy. Calvert’s shareholder advocacy process (28 resolutions last year) has been effective in influencing corporate behavior and provides another avenue for influencing valuable societal and environmental outcomes (http://www.calvert.com/perspective/social-impact/2016-proxy-season-brings-opportunity-to-accelerate-corporate-sustainability-progress).
Calvert’s voice reflects and respects diversity of thought and is often used to protect the interests of those most in need, and to look out for future generations. We thank you, our shareholders, friends and partners in this mission, for a good start. We promise that our work will never be done and the next forty years will reflect the increasing imperative to work vigorously to produce competitive returns for you and to use our power to forge a better today and future for our society. Often this requires Calvert to go where other investment firms have not, and to speak out and act when others do not.
Thank you, as always, for the incredible privilege to serve your needs through the Calvert Funds.
Respectfully,
John Streur
September 2016

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Laurie Webster, CFA V.P. Investment Operations and Indexing	Dale R. Stout, CFA Index Portfolio Manager and Senior Analyst
Lise Bernhard Director, Investment Operations and Indexing
Market Review
For the 12-month period ended September 30, 2016, the S&P 500 Index rose 15.43% and the Russell 1000 Index rose 14.93% while the MSCI EAFE Index and the MSCI Emerging Markets Index rose 6.52% and 16.78%, respectively. The Russell 2000 Index returned 15.47%, with the Russell 2000 Value Index rising 18.81% and the Russell 2000 Growth Index rising 12.12%.
The United States Federal Reserve Board (the “Fed”) raised interest rates only one time during the period. This was less than many observers had expected. Long-term government bond yields ended the period lower than where they began in nearly every major economy. The Japanese Yen generally strengthened and the British pound weakened over the period, with the U.S. dollar remaining relatively stable vs. the Euro and the Chinese Yuan. Commodity prices fluctuated but most ended near their starting point, except for the price of gold increasing to over $1,300/oz., as of September 30, 2016.
The strong stock returns masked volatility which occurred during the twelve months. Stocks rallied to end 2015, then struggled in the first quarter of 2016, as investors became concerned about near-term economic growth. From April - September 2016, global stocks rallied as central banks kept interest rates low and economic data was generally positive.
The U.S. monthly jobs reports showed more new jobs created in June and July than in any previous month during 2016. The housing and consumer recovery continued to pick up steam. OPEC announced its first production cut in eight years in September. However, market reaction was muted as any negative effects are likely to be mitigated by U.S. producers’ ability to step in and fill outstanding demand. Inflation remained low, contributing to the decision by the Fed in September to maintain its steady-state policy, while indicating an increased probability of a December rate hike.
Investment Strategy and Technique
The Fund seeks to track the performance of the Calvert U.S. Large Cap Growth Responsible Index, which measures the investment return of growth stocks of large U.S. companies.
The Calvert U.S. Large Cap Growth Responsible Index Fund is managed using a passive investment strategy with the objective of matching the day-to-day investment performance of the Calvert U.S. Large Cap Growth Responsible Index (the “Index”) as closely as practicable. This is accomplished by investing in all, or virtually all, of the stocks in the Index and holding them in the same proportion.
Using the constituents of U.S. Large Cap Core Responsible Index, the Calvert U.S. Large Cap Growth Responsible Index and the Calvert U.S. Large Cap Value Responsible Index are constructed so that when combined in equal parts, they will be approximately equivalent to U.S. Large Cap Core Responsible Index. Each constituent is ranked on nine factors that determine the growth and value characteristics of the company. The combined growth and value scores are ranked from the company with the highest growth-like characteristics down to that with the lowest growth-like characteristics (and therefore the highest value-like characteristics). The top 30% of the ranked list are exclusively placed in the growth index and the bottom 30% are placed exclusively in the value index. The middle 40% are divided, by market cap, into both the growth and value indexes on a linear basis. Using the current indexes as examples, roughly 700 companies comprise the core index and the growth and value indexes have approximately 500 constituents each (with overlap of approximately 300 constituents).
The Index reconstitutes semiannually and is rebalanced quarterly.

6 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Information Technology	29.8%
Health Care	20.3%
Consumer Discretionary	19.0%
Industrials	11.3%
Consumer Staples	9.0%
Financials	4.5%
Materials	2.8%
Telecommunication Services	1.1%
Utilities	0.9%
Energy	0.8%
Short-Term Investments	0.3%
Real Estate	0.2%
Total	100%

* Does not reflect the value of securities held as cash collateral on securities loaned.

Fund Performance Relative to the Benchmark
The Calvert U.S. Large Cap Growth Responsible Index Fund Class A shares (at NAV) returned 11.63% for the 12-month period ended September 30, 2016. The Fund underperformed its benchmark, the Calvert U.S. Large Cap Growth Responsible Index, which returned 12.33% for the period. The difference in returns is primarily the result of Fund expenses, which the Index does not incur.
For the 12 months ended September 30, 2016, within the Index and the Fund, the utilities sector was the best performer while the real estate sector was the poorest. Real Estate is a new sector, created from companies reclassified out of the Financials sector. All sectors except real estate generated positive returns. The largest contributors to investment performance were in the consumer discretionary, information technology and health care sectors but, along with energy, these sectors also held the largest detractors.
Positioning and Market Outlook
We remain constructive on the U.S. economy over the medium-to-long run and believe U.S. stocks can continue to post solid performance, although probably not as robust as what we’ve experienced in recent years. While valuations of U.S. equities appear stretched based on historical standards, the positive economic environment in the U.S. relative to the rest of the world should support elevated valuation levels. Many international economies continue to be hindered by underlying structural and economic fiscal challenges, including Europe and Japan.

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/16	12 MONTHS ENDED 9/30/16
Class A	4.98%	11.63%
Class C	4.55%	10.79%
Class I	5.17%	12.02%
Class Y	5.07%	11.89%
Calvert U.S. Large Cap Growth Responsible Index	5.26%	12.33%
Russell 1000 Growth Index	5.22%	13.76%
Lipper Large-Cap Growth Funds Average	6.14%	10.80%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
Alphabet, Inc.		5.8%
Facebook, Inc.		4.0%
Amazon.com, Inc.		3.6%
Apple, Inc.		3.6%
Visa, Inc.		2.1%
Johnson & Johnson		2.1%
Microsoft Corp.		2.0%
Home Depot, Inc. (The)		1.8%
3M Co.		1.7%
Amgen, Inc.		1.6%
Total		28.3%

In the near-term, equity markets face several potential headwinds. The U.S. economy is in solid shape and benefiting from improved visibility into growth, but uncertainty around the outcome of the presidential election, the Fed’s anticipated December interest-rate hike, and political decisions in otherparts of Europe post-Brexit could lead to increased volatility. However, accommodative monetary policy by central banks around the world should limit the downside.
Europe may experience a bit of a relief rally, benefiting from continued easing by the ECB and modest improvements in economic data, but structural problems remain. As we anticipated, the impact of Brexit on the global economy and the reaction by markets thus far has been relatively muted, but we are starting to see some implications in the UK with the pound declining and inflation picking-up. The potential for

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 7

geopolitical turmoil in a number of different European countries is also still a risk that we continue to monitor.
While we remain cautious on China’s long-term growth prospects, their injection of stimulus is starting to flow through to the real economy, easing concerns about a hard economic landing and providing support for the global economy, especially emerging markets.

Laurie Webster, CFA	Dale R. Stout, CFA

Lise Bernhard
Calvert Investment Management, Inc.
September 2016

8 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception for funds without 10-year records. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	Since Inception (6/19/2015)
Class A (with max. load)	CGJAX	6.30%	-1.08%
Class C (with max. load)	CGJCX	9.79%	1.97%
Class I	CGJIX	12.02%	3.10%
Class Y	CGJYX	11.89%	2.97%
Calvert U.S. Large Cap Growth Responsible Index		12.33%	3.30%
Russell 1000 Growth Index		13.76%	4.17%
Lipper Large-Cap Growth Funds Average		10.80%	4.01%

All performance data shown in the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 7.82%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 9

UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
The fund may charge an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	0.57%	$1,000.00	$1,049.80	$2.92
Hypothetical (5% return per year before expenses)	0.57%	$1,000.00	$1,022.15	$2.88
Class C
Actual	1.32%	$1,000.00	$1,045.50	$6.75
Hypothetical (5% return per year before expenses)	1.32%	$1,000.00	$1,018.40	$6.66
Class I
Actual	0.22%	$1,000.00	$1,051.70	$1.13
Hypothetical (5% return per year before expenses)	0.22%	$1,000.00	$1,023.90	$1.11
Class Y
Actual	0.32%	$1,000.00	$1,050.70	$1.64
Hypothetical (5% return per year before expenses)	0.32%	$1,000.00	$1,023.40	$1.62

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

10 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert U.S. Large Cap Growth Responsible Index Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert U.S. Large Cap Growth Responsible Index Fund (the “Fund”), a series of Calvert Responsible Index Series, Inc., including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert U.S. Large Cap Growth Responsible Index Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 23, 2016

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 11

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	SHARES	VALUE ($)
COMMON STOCKS - 99.4%

Aerospace & Defense - 0.5%
B/E Aerospace, Inc.	330	17,048
HEICO Corp.	347	24,012
Hexcel Corp.	371	16,435
Rockwell Collins, Inc.	475	40,062
Spirit AeroSystems Holdings, Inc., Class A *	538	23,963
TransDigm Group, Inc. *	361	104,372
		225,892

Air Freight & Logistics - 1.7%
C.H. Robinson Worldwide, Inc.	642	45,235
Expeditors International of Washington, Inc.	732	37,713
United Parcel Service, Inc., Class B	6,351	694,546
XPO Logistics, Inc. *	484	17,748
		795,242

Airlines - 0.5%
Alaska Air Group, Inc.	411	27,068
Delta Air Lines, Inc.	2,698	106,193
Southwest Airlines Co.	2,658	103,370
		236,631

Auto Components - 0.4%
Delphi Automotive plc	883	62,976
Gentex Corp.	551	9,676
Johnson Controls International plc	921	42,854
Lear Corp.	361	43,760
Tenneco, Inc. *	96	5,594
		164,860

Automobiles - 0.3%
Harley-Davidson, Inc.	275	14,462
Tesla Motors, Inc. *(a)	578	117,930
Thor Industries, Inc.	149	12,620
		145,012

Banks - 0.3%
Bank of the Ozarks, Inc.	336	12,902
Commerce Bancshares, Inc.	185	9,113
First Republic Bank	553	42,642
Home BancShares, Inc.	406	8,449
PrivateBancorp, Inc.	254	11,664

12 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Signature Bank *	376	44,537
SVB Financial Group *	176	19,455
Western Alliance Bancorp *	340	12,764
		161,526

Beverages - 2.3%
Coca-Cola Co. (The)	10,563	447,026
Dr Pepper Snapple Group, Inc.	841	76,792
PepsiCo, Inc.	4,974	541,022
		1,064,840

Biotechnology - 6.9%
AbbVie, Inc.	5,473	345,182
ACADIA Pharmaceuticals, Inc. *	516	16,414
Agios Pharmaceuticals, Inc. *(a)	56	2,958
Alexion Pharmaceuticals, Inc. *	1,298	159,057
Alkermes plc *	873	41,057
Alnylam Pharmaceuticals, Inc. *	412	27,926
Amgen, Inc.	4,347	725,123
Biogen, Inc. *	1,268	396,922
BioMarin Pharmaceutical, Inc. *	992	91,780
Celgene Corp. *	4,502	470,594
Dyax Corp. CVR *(b)	565	627
Gilead Sciences, Inc.	5,222	413,165
Incyte Corp. *	1,000	94,290
Intercept Pharmaceuticals, Inc. *	51	8,394
Ionis Pharmaceuticals, Inc. *	677	24,805
Juno Therapeutics, Inc. *(a)	410	12,304
Myriad Genetics, Inc. *	283	5,824
Regeneron Pharmaceuticals, Inc. *	445	178,899
Seattle Genetics, Inc. *	327	17,661
United Therapeutics Corp. *	257	30,347
Vertex Pharmaceuticals, Inc. *	1,434	125,059
		3,188,388

Building Products - 0.5%
A.O. Smith Corp.	629	62,139
Allegion plc	687	47,341
Armstrong World Industries, Inc. *	137	5,661
Lennox International, Inc.	279	43,811
Masco Corp.	1,196	41,035
Owens Corning	530	28,297
USG Corp. *	285	7,367
		235,651

Capital Markets - 3.2%
Affiliated Managers Group, Inc. *	374	54,118
Ameriprise Financial, Inc.	552	55,073
BlackRock, Inc.	854	309,541
CBOE Holdings, Inc.	576	37,354

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Charles Schwab Corp. (The)	4,732	149,389
CME Group, Inc.	726	75,882
E*Trade Financial Corp. *	733	21,345
Eaton Vance Corp.	302	11,793
Federated Investors, Inc., Class B	289	8,563
Interactive Brokers Group, Inc., Class A	2,845	100,343
MarketAxess Holdings, Inc.	266	44,047
Moody's Corp.	1,160	125,605
MSCI, Inc.	659	55,317
Northern Trust Corp.	558	37,938
NorthStar Asset Management Group, Inc.	713	9,219
S&P Global, Inc.	1,831	231,731
SEI Investments Co.	963	43,922
T. Rowe Price Group, Inc.	636	42,294
TD Ameritrade Holding Corp.	671	23,646
Thomson Reuters Corp.	519	21,476
		1,458,596

Chemicals - 2.2%
Air Products & Chemicals, Inc.	1,009	151,693
Axalta Coating Systems Ltd. *	1,276	36,073
Ecolab, Inc.	1,485	180,754
International Flavors & Fragrances, Inc.	436	62,335
PolyOne Corp.	390	13,186
PPG Industries, Inc.	2,362	244,136
Praxair, Inc.	951	114,909
Sensient Technologies Corp.	160	12,128
Sherwin-Williams Co. (The)	713	197,259
		1,012,473

Commercial Services & Supplies - 0.6%
Cintas Corp.	620	69,812
Clean Harbors, Inc. *	168	8,061
Copart, Inc. *	701	37,545
Deluxe Corp.	185	12,362
Healthcare Services Group, Inc.	337	13,338
KAR Auction Services, Inc.	569	24,558
Rollins, Inc.	477	13,967
Waste Management, Inc.	1,429	91,113
		270,756

Communications Equipment - 0.4%
Arista Networks, Inc. *	202	17,186
ARRIS International plc *	527	14,930
Ciena Corp. *	434	9,461
CommScope Holding Co., Inc. *	472	14,212
F5 Networks, Inc. *	322	40,134

14 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Juniper Networks, Inc.	687	16,529
Motorola Solutions, Inc.	503	38,369
ViaSat, Inc. *	218	16,274
		167,095

Construction & Engineering - 0.0%
Dycom Industries, Inc. *	233	19,055

Consumer Finance - 0.2%
Ally Financial, Inc.	1,932	37,616
Credit Acceptance Corp. *(a)	67	13,472
OneMain Holdings, Inc. *	868	26,864
		77,952

Containers & Packaging - 0.4%
Avery Dennison Corp.	431	33,527
Ball Corp.	633	51,874
Berry Plastics Group, Inc. *	627	27,494
Crown Holdings, Inc. *	492	28,088
Graphic Packaging Holding Co.	943	13,193
Sealed Air Corp.	617	28,271
Sonoco Products Co.	273	14,423
		196,870

Distributors - 0.1%
Genuine Parts Co.	337	33,851
LKQ Corp. *	980	34,751
		68,602

Diversified Consumer Services - 0.1%
Bright Horizons Family Solutions, Inc. *	217	14,515
ServiceMaster Global Holdings, Inc. *	462	15,560
		30,075

Diversified Telecommunication Services - 1.0%
Level 3 Communications, Inc. *	769	35,666
SBA Communications Corp., Class A *	609	68,305
Verizon Communications, Inc.	6,276	326,227
Zayo Group Holdings, Inc. *	623	18,509
		448,707

Electric Utilities - 0.2%
ITC Holdings Corp.	1,545	71,812

Electrical Equipment - 0.5%
Acuity Brands, Inc.	318	84,143
AMETEK, Inc.	784	37,459
Hubbell, Inc.	163	17,562

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Rockwell Automation, Inc.	342	41,840
Sensata Technologies Holding NV *	873	33,855
SolarCity Corp. *(a)	159	3,110
		217,969

Electronic Equipment & Instruments - 0.5%
Amphenol Corp., Class A	998	64,790
Belden, Inc.	110	7,589
Dolby Laboratories, Inc., Class A	263	14,278
Fitbit, Inc., Class A *(a)	621	9,216
FLIR Systems, Inc.	250	7,855
IPG Photonics Corp. *	179	14,741
Keysight Technologies, Inc. *	501	15,877
National Instruments Corp.	251	7,128
TE Connectivity Ltd.	577	37,147
Trimble Navigation Ltd. *	755	21,563
Universal Display Corp. *	206	11,435
		211,619

Energy Equipment & Services - 0.2%
Core Laboratories NV	331	37,181
RPC, Inc. *	769	12,919
Weatherford International plc *(a)	7,186	40,386
		90,486

Food & Staples Retailing - 2.4%
Casey's General Stores, Inc.	162	19,464
CVS Health Corp.	7,516	668,849
PriceSmart, Inc.	84	7,036
Sprouts Farmers Market, Inc. *	312	6,443
Sysco Corp.	1,129	55,332
Walgreens Boots Alliance, Inc.	3,989	321,593
Whole Foods Market, Inc.	764	21,660
		1,100,377

Food Products - 2.4%
B&G Foods, Inc.	228	11,213
Blue Buffalo Pet Products, Inc. *	540	12,830
Campbell Soup Co.	784	42,885
General Mills, Inc.	1,943	124,119
Hain Celestial Group, Inc. (The) *	458	16,296
Hershey Co. (The)	774	73,994
Hormel Foods Corp.	1,045	39,637
J. M. Smucker Co. (The)	385	52,183
Kellogg Co.	603	46,714
Kraft Heinz Co. (The)	1,907	170,696
McCormick & Co., Inc.	556	55,556
Mead Johnson Nutrition Co.	698	55,149
Mondelez International, Inc., Class A	6,322	277,536
Pinnacle Foods, Inc.	273	13,696

16 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Post Holdings, Inc. *	477	36,810
Snyder's-Lance, Inc.	168	5,641
TreeHouse Foods, Inc. *	232	20,228
WhiteWave Foods Co. (The) *	1,220	66,405
		1,121,588

Gas Utilities - 0.3%
Atmos Energy Corp.	772	57,491
ONE Gas, Inc.	363	22,448
Piedmont Natural Gas Co., Inc.	853	51,214
Southwest Gas Corp.	396	27,664
		158,817

Health Care Equipment & Supplies - 3.1%
Abbott Laboratories	3,021	127,758
ABIOMED, Inc. *	230	29,573
Alere, Inc. *	500	21,620
Align Technology, Inc. *	426	39,938
Becton Dickinson and Co.	1,232	221,427
Boston Scientific Corp. *	4,573	108,838
Cantel Medical Corp.	207	16,142
Cooper Cos., Inc. (The)	280	50,193
Danaher Corp.	2,938	230,310
DENTSPLY SIRONA, Inc.	554	32,924
DexCom, Inc. *	282	24,720
Edwards Lifesciences Corp. *	1,232	148,530
Hill-Rom Holdings, Inc.	174	10,785
Hologic, Inc. *	965	37,471
IDEXX Laboratories, Inc. *	521	58,732
NuVasive, Inc. *	288	19,198
ResMed, Inc.	486	31,488
St. Jude Medical, Inc.	865	68,992
STERIS plc	242	17,690
Teleflex, Inc.	252	42,349
Varian Medical Systems, Inc. *	363	36,129
West Pharmaceutical Services, Inc.	422	31,439
		1,406,246

Health Care Providers & Services - 2.5%
Acadia Healthcare Co., Inc. *	434	21,505
AmerisourceBergen Corp.	372	30,050
Amsurg Corp. *	320	21,456
Brookdale Senior Living, Inc. *	1,073	18,724
Cardinal Health, Inc.	763	59,285
Centene Corp. *	1,002	67,094
DaVita, Inc. *	614	40,567
Envision Healthcare Holdings, Inc. *	553	12,315
Express Scripts Holding Co. *	1,884	132,878
HCA Holdings, Inc. *	1,709	129,252
HealthSouth Corp.	232	9,412

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Henry Schein, Inc. *	473	77,090
Humana, Inc.	410	72,525
Laboratory Corporation of America Holdings *	600	82,488
LifePoint Health, Inc. *	100	5,923
McKesson Corp.	1,306	217,775
Mednax, Inc. *	363	24,049
Molina Healthcare, Inc. *	104	6,065
Patterson Cos., Inc.	215	9,877
Premier, Inc., Class A *	802	25,937
Quest Diagnostics, Inc.	298	25,220
Team Health Holdings, Inc. *	258	8,400
VCA, Inc. *	470	32,891
		1,130,778

Health Care Technology - 0.4%
athenahealth, Inc. *(a)	227	28,629
Cerner Corp. *	1,739	107,383
IMS Health Holdings, Inc. *	857	26,858
Veeva Systems, Inc., Class A *	638	26,337
		189,207

Hotels, Restaurants & Leisure - 2.0%
Brinker International, Inc.	119	6,001
Buffalo Wild Wings, Inc. *	95	13,370
Chipotle Mexican Grill, Inc. *	147	62,255
Cracker Barrel Old Country Store, Inc. (a)	75	9,917
Darden Restaurants, Inc.	304	18,641
Domino's Pizza, Inc.	243	36,900
Dunkin' Brands Group, Inc.	278	14,478
Hilton Worldwide Holdings, Inc.	1,572	36,046
Hyatt Hotels Corp., Class A *	346	17,030
Jack in the Box, Inc.	164	15,734
Marriott International, Inc., Class A	1,361	91,609
Norwegian Cruise Line Holdings Ltd. *	670	25,259
Panera Bread Co., Class A *	120	23,366
Royal Caribbean Cruises Ltd.	847	63,483
Six Flags Entertainment Corp.	205	10,990
Starbucks Corp.	7,398	400,528
Texas Roadhouse, Inc.	206	8,040
Vail Resorts, Inc.	182	28,552
Wyndham Worldwide Corp.	241	16,227
		898,426

Household Durables - 0.5%
Harman International Industries, Inc.	207	17,481
Helen of Troy Ltd. *	140	12,064
Leggett & Platt, Inc.	369	16,819
Mohawk Industries, Inc. *	318	63,708

18 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Newell Brands, Inc.	1,015	53,450
Tempur Sealy International, Inc. *	256	14,525
Whirlpool Corp.	381	61,783
		239,830

Household Products - 1.3%
Church & Dwight Co., Inc.	1,257	60,236
Clorox Co. (The)	902	112,912
Colgate-Palmolive Co.	3,366	249,555
Kimberly-Clark Corp.	1,273	160,576
		583,279

Industrial Conglomerates - 3.3%
3M Co.	4,372	770,477
Carlisle Cos., Inc.	328	33,643
General Electric Co.	20,672	612,305
Roper Technologies, Inc.	491	89,593
		1,506,018

Insurance - 0.8%
Aon plc	1,144	128,689
Arthur J. Gallagher & Co.	420	21,365
Assurant, Inc.	417	38,468
Cincinnati Financial Corp.	323	24,361
Hanover Insurance Group, Inc. (The)	119	8,975
Marsh & McLennan Cos., Inc.	1,942	130,599
Primerica, Inc. (a)	133	7,053
RLI Corp.	88	6,016
White Mountains Insurance Group Ltd.	11	9,130
		374,656

Internet & Direct Marketing Retail - 5.0%
Amazon.com, Inc. *	1,995	1,670,433
HSN, Inc.	55	2,189
Netflix, Inc. *	2,163	213,164
Priceline Group, Inc. (The) *	250	367,873
TripAdvisor, Inc. *	632	39,930
Wayfair, Inc., Class A *(a)	263	10,354
		2,303,943

Internet Software & Services - 10.4%
Akamai Technologies, Inc. *	855	45,306
Alphabet, Inc., Class A *	3,321	2,670,283
CoStar Group, Inc. *	158	34,212
Facebook, Inc., Class A *	14,134	1,812,968
IAC/InterActiveCorp	187	11,682
j2 Global, Inc.	218	14,521
Pandora Media, Inc. *(a)	1,039	14,889
Rackspace Hosting, Inc. *	319	10,109
Twitter, Inc. *	2,912	67,122

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
VeriSign, Inc. *	466	36,460
Yahoo!, Inc. *	1,455	62,710
Zillow Group, Inc., Class A *	380	13,091
		4,793,353

IT Services - 6.8%
Accenture plc, Class A	3,193	390,089
Alliance Data Systems Corp. *	291	62,428
Amdocs Ltd.	352	20,363
Automatic Data Processing, Inc.	1,304	115,013
Black Knight Financial Services, Inc., Class A *	257	10,511
Broadridge Financial Solutions, Inc.	374	25,353
Cognizant Technology Solutions Corp., Class A *	2,973	141,842
Convergys Corp.	167	5,080
CoreLogic, Inc. *	256	10,040
CSRA, Inc.	663	17,835
DST Systems, Inc.	151	17,806
EPAM Systems, Inc. *	206	14,278
Euronet Worldwide, Inc. *	214	17,512
Fidelity National Information Services, Inc.	959	73,872
First Data Corp., Class A *	4,485	59,023
Fiserv, Inc. *	1,077	107,129
Gartner, Inc. *	401	35,468
Genpact Ltd. *	505	12,095
Global Payments, Inc.	761	58,414
Jack Henry & Associates, Inc.	385	32,937
MasterCard, Inc., Class A	4,803	488,801
MAXIMUS, Inc.	318	17,986
Paychex, Inc.	871	50,405
PayPal Holdings, Inc. *	5,518	226,073
Sabre Corp.	998	28,124
Square, Inc., Class A *(a)	995	11,602
Syntel, Inc. *	106	4,442
Total System Services, Inc.	822	38,757
Vantiv, Inc., Class A *	938	52,781
Visa, Inc., Class A	11,606	959,816
WEX, Inc. *	95	10,269
		3,116,144

Leisure Products - 0.1%
Brunswick Corp.	225	10,975
Hasbro, Inc.	358	28,400
Polaris Industries, Inc. (a)	140	10,842
		50,217

Life Sciences - Tools & Services - 1.9%
Agilent Technologies, Inc.	833	39,226
Bio-Rad Laboratories, Inc., Class A *	64	10,484
Bio-Techne Corp.	140	15,330
Bruker Corp.	418	9,468

20 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Charles River Laboratories International, Inc. *	276	23,002
Illumina, Inc. *	848	154,048
Mettler-Toledo International, Inc. *	156	65,493
PAREXEL International Corp. *	297	20,627
PerkinElmer, Inc.	403	22,612
PRA Health Sciences, Inc. *	175	9,889
Quintiles Transnational Holdings, Inc. *	470	38,098
Thermo Fisher Scientific, Inc.	2,386	379,517
VWR Corp. *	224	6,353
Waters Corp. *	466	73,856
		868,003

Machinery - 1.6%
Allison Transmission Holdings, Inc.	600	17,208
CLARCOR, Inc.	140	9,100
Donaldson Co., Inc.	356	13,289
Graco, Inc.	414	30,636
IDEX Corp.	545	50,996
Illinois Tool Works, Inc.	1,549	185,632
Ingersoll-Rand plc	757	51,431
Middleby Corp. (The) *	413	51,055
Nordson Corp.	227	22,616
Snap-on, Inc.	424	64,431
Stanley Black & Decker, Inc.	610	75,018
Toro Co. (The)	788	36,910
WABCO Holdings, Inc. *	262	29,745
Wabtec Corp.	448	36,579
Woodward, Inc.	171	10,684
Xylem, Inc.	655	34,355
		719,685

Media - 4.3%
AMC Networks, Inc., Class A *	362	18,773
Cable One, Inc.	22	12,848
CBS Corp., Class B	1,230	67,330
Charter Communications, Inc., Class A *	1,225	330,713
Cinemark Holdings, Inc.	182	6,967
Comcast Corp., Class A	5,846	387,824
DISH Network Corp., Class A *	1,090	59,710
Interpublic Group of Cos., Inc. (The)	685	15,310
John Wiley & Sons, Inc., Class A	70	3,613
Liberty Broadband Corp., Class A *	932	65,389
Liberty SiriusXM Group, Class A *	817	27,762
Madison Square Garden Co. (The), Class A *	51	8,640
Omnicom Group, Inc.	572	48,620
Scripps Networks Interactive, Inc., Class A	384	24,380
Sinclair Broadcast Group, Inc., Class A	126	3,639
Sirius XM Holdings, Inc. *(a)	8,613	35,916
Starz, Class A *	246	7,673
Time Warner, Inc.	1,902	151,418

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 21

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Tribune Media Co., Class A	231	8,436
Walt Disney Co. (The)	7,487	695,243
		1,980,204

Metals & Mining - 0.1%
Nucor Corp.	947	46,829
Steel Dynamics, Inc.	656	16,394
		63,223

Multiline Retail - 0.4%
Dollar Tree, Inc. *	1,189	93,848
J.C. Penney Co., Inc. *(a)	1,549	14,282
Target Corp.	933	64,078
		172,208

Oil, Gas & Consumable Fuels - 0.5%
Cheniere Energy Partners LP Holdings LLC	721	16,396
Cheniere Energy, Inc. *	5,407	235,745
		252,141

Personal Products - 0.6%
Coty, Inc., Class A *(a)	552	12,972
Estee Lauder Cos., Inc. (The), Class A	2,568	227,422
Herbalife Ltd. *(a)	261	16,179
		256,573

Pharmaceuticals - 5.5%
Akorn, Inc. *	483	13,167
Bristol-Myers Squibb Co.	5,696	307,128
Catalent, Inc. *	623	16,098
Eli Lilly & Co.	2,035	163,329
Impax Laboratories, Inc. *	263	6,233
Jazz Pharmaceuticals plc *	349	42,397
Johnson & Johnson	8,034	949,056
Merck & Co., Inc.	5,616	350,495
Perrigo Co. plc	303	27,976
Pfizer, Inc.	13,914	471,267
Prestige Brands Holdings, Inc. *	193	9,316
Zoetis, Inc.	2,865	149,009
		2,505,471

Professional Services - 1.0%
Dun & Bradstreet Corp. (The)	119	16,258
Equifax, Inc.	868	116,815
IHS Markit Ltd. *	2,774	104,164
Nielsen Holdings plc	2,060	110,354
Robert Half International, Inc.	540	20,444
TransUnion *	515	17,768
Verisk Analytics, Inc. *	1,118	90,871
		476,674

22 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Real Estate Management & Development - 0.2%
CBRE Group, Inc., Class A *	926	25,909
Howard Hughes Corp. (The) *	254	29,083
Jones Lang LaSalle, Inc.	195	22,189
Realogy Holdings Corp.	401	10,370
		87,551

Road & Rail - 0.5%
AMERCO	62	20,102
JB Hunt Transport Services, Inc.	635	51,524
Kansas City Southern	401	37,421
Landstar System, Inc.	216	14,705
Norfolk Southern Corp.	680	66,001
Old Dominion Freight Line, Inc. *	331	22,710
		212,463

Semiconductors & Semiconductor Equipment - 2.1%
Advanced Micro Devices, Inc. *	3,106	21,463
Analog Devices, Inc.	673	43,375
Applied Materials, Inc.	2,267	68,350
Cavium, Inc. *	281	16,354
Cree, Inc. *	183	4,707
Cypress Semiconductor Corp.	733	8,913
First Solar, Inc. *(a)	115	4,541
Integrated Device Technology, Inc. *	610	14,091
KLA-Tencor Corp.	752	52,422
Lam Research Corp.	777	73,590
Linear Technology Corp.	726	43,045
Maxim Integrated Products, Inc.	570	22,760
Microchip Technology, Inc.	716	44,492
NVIDIA Corp.	2,620	179,522
ON Semiconductor Corp. *	610	7,515
Qorvo, Inc. *	411	22,909
Skyworks Solutions, Inc.	928	70,658
SunPower Corp. *(a)	287	2,560
Teradyne, Inc.	350	7,553
Texas Instruments, Inc.	3,142	220,506
Xilinx, Inc.	491	26,681
		956,007

Software - 5.8%
Adobe Systems, Inc. *	2,440	264,838
ANSYS, Inc. *	430	39,822
Aspen Technology, Inc. *	396	18,529
Autodesk, Inc. *	413	29,872
Blackbaud, Inc.	229	15,192
CA, Inc.	431	14,257
CDK Global, Inc.	735	42,160
Citrix Systems, Inc. *	766	65,278
Electronic Arts, Inc. *	1,478	126,221

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 23

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Fair Isaac Corp.	153	19,062
FireEye, Inc. *(a)	715	10,532
Fortinet, Inc. *	713	26,331
Guidewire Software, Inc. *	350	20,993
Intuit, Inc.	1,200	132,012
Manhattan Associates, Inc. *	338	19,476
Microsoft Corp.	15,633	900,461
NetSuite, Inc. *	181	20,035
Nuance Communications, Inc. *	1,224	17,748
Oracle Corp.	6,734	264,511
PTC, Inc. *	291	12,894
Salesforce.com, Inc. *	3,166	225,831
ServiceNow, Inc. *	757	59,916
Splunk, Inc. *	642	37,673
Synopsys, Inc. *	468	27,776
Take-Two Interactive Software, Inc. *	416	18,753
Tyler Technologies, Inc. *	157	26,883
Ultimate Software Group, Inc. (The) *	140	28,615
VMware, Inc., Class A *	1,342	98,436
Workday, Inc., Class A *	975	89,398
		2,673,505

Specialty Retail - 4.3%
Advance Auto Parts, Inc.	371	55,324
Burlington Stores, Inc. *	360	29,167
CarMax, Inc. *(a)	550	29,342
Foot Locker, Inc.	339	22,957
Home Depot, Inc. (The)	6,257	805,151
Lowe's Cos., Inc.	4,412	318,591
Michaels Cos., Inc. (The) *	754	18,224
O'Reilly Automotive, Inc. *	479	134,173
Ross Stores, Inc.	2,001	128,664
Sally Beauty Holdings, Inc. *	482	12,378
Signet Jewelers Ltd.	393	29,290
TJX Cos., Inc. (The)	3,313	247,746
Tractor Supply Co.	672	45,259
Ulta Salon, Cosmetics & Fragrance, Inc. *	296	70,442
Williams-Sonoma, Inc. (a)	147	7,509
		1,954,217

Technology Hardware, Storage & Peripherals - 3.7%
Apple, Inc.	14,426	1,630,859
Hewlett Packard Enterprise Co.	3,021	68,728
		1,699,587

Textiles, Apparel & Luxury Goods - 1.5%
Carter's, Inc.	256	22,198
Columbia Sportswear Co.	80	4,539
Hanesbrands, Inc.	931	23,508
Kate Spade & Co. *	427	7,314

24 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
lululemon athletica, Inc. *(a)	594	36,222
Michael Kors Holdings Ltd. *	354	16,564
NIKE, Inc., Class B	8,496	447,314
Skechers U.S.A., Inc., Class A *	803	18,389
Under Armour, Inc., Class A *(a)	2,076	80,300
VF Corp.	816	45,737
		702,085

Thrifts & Mortgage Finance - 0.0%
TFS Financial Corp.	283	5,040

Trading Companies & Distributors - 0.5%
Fastenal Co.	1,181	49,342
HD Supply Holdings, Inc. *	1,451	46,403
MSC Industrial Direct Co., Inc., Class A	170	12,480
United Rentals, Inc. *	266	20,878
W.W. Grainger, Inc.	401	90,161
		219,264

Transportation Infrastructure - 0.1%
Macquarie Infrastructure Corp.	540	44,950

Water Utilities - 0.4%
American Water Works Co., Inc.	1,887	141,223
Aqua America, Inc.	1,738	52,974
		194,197

Wireless Telecommunication Services - 0.1%
Sprint Corp. *	1,353	8,970
T-Mobile US, Inc. *	754	35,227
		44,197

Total Common Stocks (Cost $42,388,359)		45,620,233

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 0.3%
State Street Bank Time Deposit, 0.293%, 10/3/16	115,886	115,886

Total Time Deposit (Cost $115,886)		115,886

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 25

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 1.2%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.26%	551,123	551,123

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $551,123)		551,123

TOTAL INVESTMENTS (Cost $43,055,368) - 100.9%		46,287,242
Other assets and liabilities, net - (0.9%)		(402,717)
NET ASSETS - 100.0%		$45,884,525

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security, or portion of security, is on loan. Total value of securities on loan is $537,014 as of September 30, 2016.
(b) This security was valued under the direction of the Board of Directors. Total market value of fair valued securities amounts to $627, which represents 0.0% of the net assets of the Fund as of September 30, 2016.

Abbreviations:
CVR:	Contingent Value Rights
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
plc:	Public Limited Company
See notes to financial statements.

26 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

ASSETS
Investments in securities, at value (Cost $43,055,368) - see accompanying schedule	$46,287,242
Cash	206
Receivable for securities sold	126,289
Receivable for shares sold	163,893
Dividends and interest receivable	25,329
Securities lending income receivable	999
Directors' deferred compensation plan	25,286
Total assets	46,629,244

LIABILITIES
Payable for securities purchased	110,573
Payable upon return of securities loaned	551,123
Payable to Calvert Investment Management, Inc.	18,083
Payable to Calvert Investment Distributors, Inc.	1,411
Payable to Calvert Investment Services, Inc.	91
Payable for Directors' fees and expenses	1,016
Directors' deferred compensation plan	25,286
Accrued expenses and other liabilities	37,136
Total liabilities	744,719
NET ASSETS	$45,884,525

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 213,134 shares outstanding	$4,258,304
Class C: 35,097 shares outstanding	694,006
Class I: 1,863,425 shares outstanding	35,886,403
Class Y: 102,221 shares outstanding	2,036,417
Undistributed net investment income	339,567
Accumulated net realized gain (loss)	(562,046)
Net unrealized appreciation (depreciation)	3,231,874
NET ASSETS	$45,884,525

NET ASSET VALUE PER SHARE
Class A (based on net assets of $4,402,642)	$20.66
Class C (based on net assets of $718,252)	$20.46
Class I (based on net assets of $38,646,305)	$20.74
Class Y (based on net assets of $2,117,326)	$20.71
See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 27

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2016

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $345)	$553,301
Securities lending income	4,573
Interest income	394
Total investment income	558,268

Expenses:
Investment advisory fee	62,314
Administrative fees	34,265
Transfer agency fees and expenses:
Class A	1,473
Class C	85
Class I	2,285
Class Y	2,110
Distribution Plan expenses:
Class A	7,785
Class C	4,679
Directors' fees and expenses	4,647
Accounting fees	16,320
Custodian fees	75,342
Professional fees	28,053
Registration fees	51,297
Reports to shareholders	3,139
Miscellaneous	9,816
Total expenses	303,610
Reimbursement from Advisor:
Class A	(24,841)
Class C	(12,350)
Class I	(109,303)
Class Y	(13,498)
Administrative fees waived	(34,265)
Net expenses	109,353
NET INVESTMENT INCOME	448,915

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	(558,575)

Change in unrealized appreciation (depreciation)	3,674,381

NET REALIZED AND UNREALIZED GAIN	3,115,806

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,564,721
See notes to financial statements.

28 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	PERIOD ENDED SEPTEMBER 30, 2015(a)
Operations:
Net investment income	$448,915	$11,749
Net realized gain (loss)	(558,575)	(933)
Net change in unrealized appreciation (depreciation)	3,674,381	(442,507)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,564,721	(431,691)

Distributions to shareholders from:
Net investment income:
Class A shares	(6,546)	—
Class C shares	(1,085)	—
Class I shares	(106,654)	—
Class Y shares	(5,032)	—
Net realized gain:
Class A shares	(298)	—
Class C shares	(19)	—
Class I shares	(3,812)	—
Class Y shares	(189)	—
Total distributions	(123,635)	—

Capital share transactions:
Shares sold:
Class A shares	2,490,252	2,249,451
Class C shares	554,462	153,903
Class I shares	37,585,244	2,127,300
Class Y shares	415,536	1,721,500
Reinvestment of distributions:
Class A shares	6,695	—
Class C shares	601	—
Class I shares	110,466	—
Class Y shares	5,221	—
Shares redeemed:
Class A shares	(488,094)	—
Class C shares	(14,960)	—
Class I shares	(3,926,607)	(10,000)
Class Y shares	(105,840)	—
Total capital share transactions	36,632,976	6,242,154

TOTAL INCREASE IN NET ASSETS	40,074,062	5,810,463

NET ASSETS
Beginning of period	5,810,463	—
End of period (including undistributed net investment income of $339,567 and $11,749, respectively)	$45,884,525	$5,810,463
See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 29

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND STATEMENTS OF CHANGES IN NET ASSETS - CONT’D
CAPITAL SHARE ACTIVITY	YEAR ENDED SEPTEMBER 30, 2016	PERIOD ENDED SEPTEMBER 30, 2015(a)
Shares sold:
Class A shares	124,446	113,199
Class C shares	28,006	7,817
Class I shares	1,951,349	106,324
Class Y shares	21,008	86,264
Reinvestment of distributions:
Class A shares	333	—
Class C shares	30	—
Class I shares	5,491	—
Class Y shares	260	—
Shares redeemed:
Class A shares	(24,844)	—
Class C shares	(756)	—
Class I shares	(199,205)	(534)
Class Y shares	(5,311)	—
Total capital share activity	1,900,807	313,070

(a) From June 19, 2015 inception.
See notes to financial statements.

30 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Responsible Index Series, Inc. (the “Corporation”) is a Maryland corporation pursuant to Articles of Incorporation filed on April 11, 2000, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Corporation operates five (5) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights for the Calvert U.S. Large Cap Growth Responsible Index Fund (the “Fund”). The Corporation is authorized to issue two billion (2,000,000,000) shares of stock, of which 250,000,000 shares have been allocated to the Fund, with a par value of each share at one cent ($0.01).
The Fund is diversified and employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert U.S. Large Cap Growth Responsible Index. The operations of each series of the Corporation, including the Fund, are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund commenced operations on June 19, 2015. The Fund generally offers Class A, Class C, Class I, and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. However, the front-end sales charge is waived for shareholders investing in Class A shares directly with the Fund in an account maintained by Calvert Investment Distributors, Inc. (“Distributor”) or without a specified broker-dealer or financial adviser (“Direct Account”). Class C shares are not available for purchase in Direct Accounts. For non-Direct Accounts, Class C shares are sold without a front-end sales charge, and with certain exceptions, will be charged a contingent deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $100,000. The $100,000 minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, and retirement plans, foundations, endowments and other consultant-driven business, that have entered into an agreement with the Fund’s Distributor to offer Class Y shares to their clients. Class Y shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 31

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value these securities each business day. The third party fair value pricing service takes into account many factors, including, but not limited to, movements in U.S. securities markets and changes in futures contracts and foreign exchange rates that have occurred after the close of the principal foreign market, to determine a fair value as of the close of the New York Stock Exchange. Such securities are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at September 30, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Fund's holdings as of September 30, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$45,619,606	$627	$—	$45,620,233
Time Deposit	—	115,886	—	115,886
Short Term Investment of Cash Collateral For Securities Loaned	551,123	—	—	551,123
TOTAL	$46,170,729	$116,513	$—	$46,287,242

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
There were no transfers between levels during the year.

32 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.15%, of the Fund’s average daily net assets.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2017. The contractual expense caps are 0.57%, 1.32%, 0.22%, and 0.32% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, based on the Fund’s average daily net assets.
For the period October 1, 2015 to January 31, 2016, the administrative fee was 0.00%. CIAS and the Fund entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Fund commencing on February 1, 2016. CIAS has contractually agreed to waive 0.12% for all classes of the Fund (the difference between the previous administrative fee and the new 0.12% fee) from February 1, 2016 through January 31, 2018.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of 0.25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses.

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CID received $6,165 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2016.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $1,004 for the year ended September 30, 2016. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 annually may be paid to the Committee chairs ($10,000 for the Board Chair and the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Fund’s assets. Directors’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $54,546,783 and $17,225,894, respectively.
The Fund may purchase securities from or sell to other funds managed by the Advisor. These interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2016, such purchase transactions were $200,168.
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses will retain their character as either long-term or short-term.

Capital Loss Carryforwards
NO EXPIRATION DATE
Short-term	($118)
The tax character of dividends and distributions paid during the periods ended September 30, 2016 and September 30, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$123,635	$—
Total	$123,635	$—
As of September 30, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$4,356,719
Unrealized (depreciation)	(1,229,232)
Net unrealized appreciation (depreciation)	$3,127,487

Undistributed ordinary income	$340,583
Capital loss carryforward	($118)
Late Year Ordinary and Post October Capital Loss Deferrals	($457,451)
Other temporary differences	($1,016)

Federal income tax cost of investments	$43,159,755
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, deferred Directors’ fees and return of capital.
Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These

34 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to distribution re-designations.

Undistributed net investment income	($1,780)
Accumulated net realized gain (loss)	1,780
NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
The total value of securities on loan was $537,014 as of September 30, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2016:

	Remaining Contractual Maturity of the Agreements as of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$551,123	$—	$—	$—	$551,123
Amount of recognized liabilities for securities lending transactions					$551,123
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2016.
For the year ended September 30, 2016, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$202	1.63%	$73,943	March 2016
NOTE F — SUBSEQUENT EVENTS
On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company, entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance, to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to the approval by the shareholders of Calvert Funds of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.

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A proxy statement containing detailed information regarding several proposals was mailed to shareholders of record in November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.
In preparing the financial statements as of September 30, 2016, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended September 30, 2016, the Fund considers 87.1% of the ordinary dividends paid during the year as qualified dividend income and as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

36 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	September 30, 2016 (a)	September 30, 2015 (a)(b)
Net asset value, beginning	$18.55	$20.00
Income from investment operations:
Net investment income	0.15	0.03
Net realized and unrealized gain (loss)	2.00	(1.48)
Total from investment operations	2.15	(1.45)
Distributions from:
Net investment income	(0.04)	—
Net realized gain	—(c)	—
Total distributions	(0.04)	—
Total increase (decrease) in net asset value	2.11	(1.45)
Net asset value, ending	$20.66	$18.55
Total return (d)	11.63%	(7.25%)
Ratios to average net assets: (e)
Net investment income	0.77%	0.60%(f)
Total expenses	1.45%	7.70%(f)
Net expenses	0.57%	0.57%(f)
Portfolio turnover	43%	3%
Net assets, ending (in thousands)	$4,403	$2,100

(a) Per share figures are calculated using the Average Shares Method.
(b) From June 19, 2015 inception.
(c) Amount is less than $0.005 per share.
(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 37

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS C SHARES	September 30, 2016 (a)	September 30, 2015 (a)(b)
Net asset value, beginning	$18.51	$20.00
Income from investment operations:
Net investment income (loss)	—(c)	(0.01)
Net realized and unrealized gain (loss)	1.99	(1.48)
Total from investment operations	1.99	(1.49)
Distributions from:
Net investment income	(0.04)	—
Net realized gain	—(c)	—
Total distributions	(0.04)	—
Total increase (decrease) in net asset value	1.95	(1.49)
Net asset value, ending	$20.46	$18.51
Total return (d)	10.79%	(7.45%)
Ratios to average net assets: (e)
Net investment income (loss)	0.02%	(0.17%)(f)
Total expenses	4.06%	67.14%(f)
Net expenses	1.32%	1.32%(f)
Portfolio turnover	43%	3%
Net assets, ending (in thousands)	$718	$145

(a) Per share figures are calculated using the Average Shares Method.
(b) From June 19, 2015 inception.
(c) Amount is less than $0.005 per share.
(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

38 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS I SHARES	September 30, 2016 (a)	September 30, 2015 (a)(b)
Net asset value, beginning	$18.57	$20.00
Income from investment operations:
Net investment income	0.22	0.05
Net realized and unrealized gain (loss)	2.01	(1.48)
Total from investment operations	2.23	(1.43)
Distributions from:
Net investment income	(0.06)	—
Net realized gain	—(c)	—
Total distributions	(0.06)	—
Total increase (decrease) in net asset value	2.17	(1.43)
Net asset value, ending	$20.74	$18.57
Total return (d)	12.02%	(7.15%)
Ratios to average net assets: (e)
Net investment income	1.12%	0.95%(f)
Total expenses	0.61%	7.16%(f)
Net expenses	0.22%	0.22%(f)
Portfolio turnover	43%	3%
Net assets, ending (in thousands)	$38,646	$1,964

(a) Per share figures are calculated using the Average Shares Method.
(b) From June 19, 2015 inception.
(c) Amount is less than $0.005 per share.
(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 39

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	September 30, 2016 (a)	September 30, 2015 (a)(b)
Net asset value, beginning	$18.56	$20.00
Income from investment operations:
Net investment income	0.20	0.05
Net realized and unrealized gain (loss)	2.00	(1.49)
Total from investment operations	2.20	(1.44)
Distributions from:
Net investment income	(0.05)	—
Net realized gain	—(c)	—
Total distributions	(0.05)	—
Total increase (decrease) in net asset value	2.15	(1.44)
Net asset value, ending	$20.71	$18.56
Total return (d)	11.89%	(7.20%)
Ratios to average net assets: (e)
Net investment income	1.02%	0.90%(f)
Total expenses	1.11%	9.87%(f)
Net expenses	0.32%	0.32%(f)
Portfolio turnover	43%	3%
Net assets, ending (in thousands)	$2,117	$1,601

(a) Per share figures are calculated using the Average Shares Method.
(b) From June 19, 2015 inception.
(c) Amount is less than $0.005 per share.
(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

40 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 67	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CRIS 2005 CWVF	President and Founder of the national non-profit, First People’s Worldwide. Founded in 1980, First People’s Worldwide is the only American Indian alternative development institute in the U.S.	19	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 68	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	24	None
JOHN G. GUFFEY, JR. AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Consultant and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	24	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 53	Director Trustee Director Director	2000 IMPACT 2005 CSIF 2005 CRIS 2005 CWVF	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), 1999-2014.	19	• Bridgeway Funds (14) (asset management)
JOY V. JONES AGE: 66	Director Trustee Director Director	2000 IMPACT 1990 CSIF 2000 CRIS 2005 CWVF	Attorney.	19	• Director, Conduit Street Restaurants SUD 2 Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 71	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider.	19	• Calvert Social Investment Foundation • Ben & Jerry’s Homemade, Inc. (food products)
SYDNEY A. MORRIS AGE: 67	Trustee Director Director Director	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	The Rev. Dr. Morris is a Unitarian Universalist minister.	19	None

42 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES/DIRECTORS
D. WAYNE SILBY, Esq.* AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2000 IMPACT	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	24
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR* AGE: 56	Director & President Trustee & President Director & President Director & President	2015 CWVF 2015 CSIF 2015 CRIS 2015 IMPACT
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 43

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Treasurer of the Funds (since March 2015); Director, Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., and Calvert Investment Services, Inc. (since October 2015); Director, Executive Vice President, Chief Financial Officer - Elect, Chief Operating Officer and Treasurer of Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since October 2015); Director, Senior Vice President and Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (March 2015 - September 2015); and Senior Partner, KPMG LLP (2005 - 2015).

ROBERT D. BENSON, Esq. AGE: 37	Associate General Counsel, Assistant Vice President & Assistant Secretary	2014
Associate General Counsel (since September 2016), Assistant General Counsel (2014 - September 2016), Assistant Vice President and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since 2014); and Staff Attorney, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (2008 - 2014).

HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer of the Funds (since November 2014); Vice President and Chief Compliance Officer, Wilmington Funds (December 2012 - November 2014); and Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (September 2010 - December 2012).

THOMAS DAILEY AGE:51	Vice President	2012	Vice President of the Funds (since 2012); and Vice President (since January 2005) and Portfolio Manager - Tax Exempt, Calvert Investment Management, Inc. (since 1995).
STU DALHEIM AGE: 46	Vice President	2015	Vice President of the Funds (since 2015); and Vice President - Governance and Advocacy of Calvert Investment Management, Inc. (since October 2011).
BRIAN ELLIS, CFA AGE: 32	Vice President	2016
Vice President of the Funds (since February 2016); Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (since May 2012); and Business Analyst (2009 - May 2012), Calvert Investment Management, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014
Assistant Treasurer of the Funds (since 2014); Vice President, Corporate Finance, and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (since 2007); Acting Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (September 2014 - March 2015).

PATRICK FAUL, CFA AGE: 51	Vice President	2010	Vice President (since 2007) and Head of Credit Research, Calvert Investment Management, Inc. (since January 2010).
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004
Assistant Secretary of the Funds (since 2004); Director, Strategic Projects and Fund Operations, Calvert Investment Administrative Services, Inc. (since June 2016); and SEC Filing and Operations Manager, Calvert Investment Administrative Services, Inc. (2011 – 2016).

JADE HUANG AGE: 41	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2006 - November 2015).

VISHAL KHANDUJA, CFA AGE: 38	Vice President	2014
Vice President of the Funds (since 2014); Vice President and Head of Taxable Bond, Calvert Investment Management, Inc. (since May 2016); Vice President and Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (2012 - May 2016); Portfolio Manager - Global Rates and Currency Team, Columbia Management (2009 - 2012).

ERICA LASDON AGE: 45	Assistant Vice President, Research and Advocacy	2015
Assistant Vice President, Research and Advocacy of the Funds (since 2016) and Calvert Investment Management, Inc. (since August 2015); and Senior Sustainability Analyst and Manager, Calvert Investment Management, Inc. (2005 - August 2015).

JOSHUA LINDER, CFA AGE: 30	Vice President	2016
Vice President of the Funds (since 2016); Portfolio Manager, Equity, Calvert Investment Management, Inc. (since January 2016); Assistant Portfolio Manager, Calvert Investment Management, Inc. (January 2014 - October 2015); and Equity Analyst, Calvert Investment Management, Inc. (2011 - 2013).

CHRISTOPHER MADDEN AGE: 40	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2010 - November 2015).

44 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
ANDREW K. NIEBLER, Esq. AGE: 48	Deputy General Counsel, Vice President & Secretary	2006 (TCF, CMS, CRIS, CSIF, CVS) 2008 (CVP) 2016 (CIF)
Deputy General Counsel, Vice President and Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since May 2016); Assistant Vice President, Associate General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (September 2009 - May 2016); and Assistant Vice President, Assistant General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (prior to September 2009).

MONIQUE S. PATTILLO, Esq. AGE: 34	Assistant General Counsel, Assistant Vice President & Assistant Secretary	2016
Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since September 2016); Adjunct Faculty, Howard Community College (since June 2015); Adjunct Assistant Professor, University of Maryland University College (since June 2016); Legal Counsel, T. Rowe Price Associates, Inc. (March 2014 - June 2015); and Assistant U.S. Counsel, Aberdeen Asset Management, Inc. (January 2011 - March 2014).

MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
Fund Controller and Assistant Treasurer of the Funds (since August 2015); Director, Anti-Money Laundering Officer and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since August 2015); Director of Fund Administration, Calvert Investment Administrative Services, Inc. (since August 2015); VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015); and Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

JOHN H. STREUR AGE: 56	President and Director (except CVS)	2015
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

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CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Portfolio
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

Printed on recycled paper using soy inks.

Calvert U.S. Large Cap Value Responsible Index Fund

Annual Report September 30, 2016 E-Delivery Sign-Up — Details Inside

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President’s Letter
6	Portfolio Management Discussion
10	Understanding Your Fund’s Expenses
11	Report of Independent Registered Public Accounting Firm
12	Schedule of Investments
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statements of Changes in Net Assets
31	Notes to Financial Statements
36	Financial Highlights
40	Proxy Voting
40	Availability of Quarterly Portfolio Holdings
41	Director and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareowners and Friends,
Forty years ago, Calvert Investments was founded on the belief that investment capital, properly stewarded, could improve the world for its less powerful inhabitants and improve environmental sustainability, while producing reasonable investment returns. Calvert was one of the first investment advisers to introduce the responsible investment concept, and through many years of innovation and research (supported by you, our shareholders), we have developed this philosophy to now provide even greater shareholder engagement and impact.
Corporations throughout the world, big and small, have an ever increasing role in determining social and environmental outcomes for every living being, today and into the future. The power of corporations, garnered through global influence, human capital and financial strength, especially relative to our other institutions, has been steadily increasing for decades (http://www.calvert.com/perspective/research/calvert-serafeim-series-report).
Investors recognize the impact of corporations on society, and more and more are making investment decisions based on their assessments of a company’s effect on environmental and social outcomes. Companies able to operate their business in a perceived sustainable manner, promoting, environmental and social justice stand to benefit; while those corporate laggards, that fail to embrace these new responsibilities, will falter.
Reliable information is critical in ensuring that shareholders are able to make informed assessments regarding a corporation’s sustainability profile. Key performance metrics and data (a “sustainability information system”) that indicates how a company is performing regarding environmental and social impacts, is integral to making informed responsible investment decisions. Through partnerships with world class educational institutions and forward thinking business partners, Calvert is developing valuable research methodologies and metrics to assess the quality of data inputs and results, such that we are able to assess companies’ impacts. Are we completely there yet? No, but as data becomes more transparent and consistent, driven, in part by investor demands and regulatory authorities, we will get there, such that we and other market participants can make better informed investment and purchase decisions. For example, key data that measures “true” intrinsic and extrinsic product costs, including indirect environmental and social impacts could be relevant to investors when making corporate comparisons regarding risk and profitability, and also of great interest to consumers making product purchase decisions.
Calvert is participating in the Sustainability Accounting Standards Board Investment Advisory Group, which is working to move the disclosure of ESG metrics forward through corporate SEC filings (http://www.sasb.org/). Calvert is also working to map the United Nations Sustainable Development Goals to the SASB standards (http://www.calvert.com/perspective/social-impact/unsdg-faq), in order to better evaluate the progress of any public corporation on its path towards global sustainability.
Also, involved in this effort are millions of individuals and small organizations throughout the world who are adding to this mosaic of information through their local and specialized efforts and services. They often have access to pockets of information that are not publically available or disseminated, and thereby not available to the financial data service companies. Our myriad and long running engagements with NGOs and corporations provide critical insight to our analysts, driving the enhancement of our information infrastructure forward, as they research potential investments for your portfolios and design shareholder activist agendas.
ESG data about corporate behavior provides a useful baseline, but takes on additional meaning as the Calvert Principles for Responsible Investment guide our interpretation of the data, acting as our “responsibility compass” (http://www.calvert.com/approach/how-we-invest/the-calvert-principles). In addition to providing a context consistent with Calvert’s mission, our Principles lead us to areas where additional, fundamental research is needed to develop a real understanding of corporate impact on society and the environment. In our complex, globalized and rapidly evolving world, the Principles allow us to contextualize information, whereas a rules based system, or an exclusive reliance on data from companies may miss valuable situational and circumstantial inference, as evidenced in the issues surrounding Standing Rock and the role of the corporation, Energy Transfer Partners. The Standing Rock Sioux Nation is striving to halt construction of the Dakota Access Pipeline crossing their sacred land and threatening water contamination (see our resolution in support of the Standing Rock Sioux Nation, (http://www.calvert.com/perspective/climate-and-environment/calvert-releases-statement-in-support-of-standing-rock-sioux-nation).

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The concerns surrounding social license and indigenous peoples’ rights are complex and do not lend themselves easily to objective quantification methods employed by the traditional financial data sources. That is why the fundamental overlay performed by the Calvert research analysts is so essential to our effective responsible investing process.
While effecting change through thoughtful ESG capital allocations is important, direct impact can be made through shareholder activism, or more specifically advocacy. Calvert’s shareholder advocacy process (28 resolutions last year) has been effective in influencing corporate behavior and provides another avenue for influencing valuable societal and environmental outcomes (http://www.calvert.com/perspective/social-impact/2016-proxy-season-brings-opportunity-to-accelerate-corporate-sustainability-progress).
Calvert’s voice reflects and respects diversity of thought and is often used to protect the interests of those most in need, and to look out for future generations. We thank you, our shareholders, friends and partners in this mission, for a good start. We promise that our work will never be done and the next forty years will reflect the increasing imperative to work vigorously to produce competitive returns for you and to use our power to forge a better today and future for our society. Often this requires Calvert to go where other investment firms have not, and to speak out and act when others do not.
Thank you, as always, for the incredible privilege to serve your needs through the Calvert Funds.
Respectfully,
John Streur
September 2016

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Laurie Webster, CFA V.P. Investment Operations and Indexing	Dale R. Stout, CFA Index Portfolio Manager and Senior Analyst
Lise Bernhard Director, Investment Operations and Indexing
Market Review
For the 12-month period ended September 30, 2016, the S&P 500 Index rose 15.43% and the Russell 1000 Index rose 14.93% while the MSCI EAFE Index and the MSCI Emerging Markets Index rose 6.52% and 16.78%, respectively. The Russell 2000 Index returned 15.47%, with the Russell 2000 Value Index rising 18.81% and the Russell 2000 Growth Index rising 12.12%.
The United States Federal Reserve Board (the “Fed”) raised interest rates only one time during the period. This was less than many observers had expected. Long-term government bond yields ended the period lower than where they began in nearly every major economy. The Japanese Yen generally strengthened and the British pound weakened over the period, with the U.S. dollar remaining relatively stable vs. the Euro and the Chinese Yuan. Commodity prices fluctuated but most ended near their starting point, except for the price of gold increasing to over $1,300/oz., as of September 30, 2016.
The strong stock returns masked volatility which occurred during the twelve months. Stocks rallied to end 2015, then struggled in the first quarter of 2016, as investors became concerned about near-term economic growth. From April - September 2016, global stocks rallied, as central banks kept interest rates low and economic data was generally positive.
The U.S. monthly jobs reports showed more new jobs created in June and July than in any previous month during 2016. The housing and consumer recovery continued to pick up steam. OPEC announced its first production cut in eight years in September. However, market reaction was muted as any negative effects are likely to be mitigated by U.S. producers’ ability to step in and fill outstanding demand. Inflation remained low, contributing to the decision by the Fed in September to maintain its steady-state policy, while indicating an increased probability of a December rate hike.
Investment Strategy and Technique
The Fund seeks to track the performance of the Calvert U.S. Large Cap Value Responsible Index (the “Index”), which measures the investment return of value stocks of large U.S. companies.
The Calvert U.S. Large Cap Value Responsible Index Fund is managed using a passive investment strategy with the objective of matching the day-to-day investment performance of the Calvert U.S. Large Cap Value Responsible Index as closely as practicable. This is accomplished by investing in all, or virtually all, of the stocks in Calvert U.S. Large Cap Value Responsible Index and holding them in the same proportion. Variations in the Fund’s total return generally reflect the variation in the total return of the Index.
Using the constituents of U.S. Large Cap Core Responsible Index, the Calvert U.S. Large Cap Growth Responsible Index and the Calvert U.S. Large Cap Value Responsible Index are constructed so that when combined in equal parts, they will be approximately equivalent to U.S. Large Cap Core Responsible Index. Each constituent is ranked on nine factors that determine the growth and value characteristics of the company. The combined growth and value scores are ranked from the company with the highest growth-like characteristics down to that with the lowest growth-like characteristics (and so the highest value-like characteristics). The top 30% of the ranked list are exclusively placed in the growth index and the bottom 30% are placed exclusively in the value index. The middle 40% are divided, by market cap, into both the growth and value indexes on a linear basis. Using the current indexes as examples, roughly 700 companies comprise the core index and the growth and value indexes have approximately 500 constituents each (with overlap of approximately 300 constituents).

6 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Financials	24.4%
Information Technology	16.1%
Consumer Staples	11.3%
Industrials	9.7%
Health Care	8.7%
Consumer Discretionary	8.1%
Utilities	6.6%
Energy	6.0%
Telecommunication Services	4.5%
Materials	4.2%
Short-Term Investments	0.3%
Real Estate	0.1%
Total	100%

* Does not reflect the value of securities held as cash collateral on securities loaned.

The Index reconstitutes semiannually and is rebalanced quarterly.
Fund Performance Relative to the Benchmark
The Calvert U.S. Large Cap Value Responsible Index Fund Class A shares (at NAV) returned 13.24% for the 12-month period ended September 30, 2016. The Fund underperformed its benchmark, the Calvert U.S. Large Cap Value Responsible Index, which returned 14.29% for the period. The difference in returns was primarily the result of Fund expenses, which the Index does not incur.
For the 12 months ended September 30, 2016, within the Index and the Fund, the information technology sector was the best performer while the real estate sector was the poorest. Real Estate is a new sector, created from companies reclassified out of the Financials sector. All sectors except real estate generated positive returns. The largest contributors to investment performance were in the consumer staples, energy, telecommunication services and information technology and health care sectors but along with energy, the financials sector held the largest detractors.
Positioning and Market Outlook
We remain constructive on the U.S. economy over the medium-to-long run and believe U.S. stocks can continue to post solid performance, although probably not as robust as what we’ve experienced in recent years. While valuations of U.S. equities appear stretched based on historical standards, the positive economic environment in the U.S. relative to the rest of the world should support elevated valuation levels.

Many international economies continue to be hindered by

CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/16	12 MONTHS ENDED 9/30/16
Class A	7.60%	13.24%
Class C	7.20%	12.41%
Class I	7.80%	13.60%
Class Y	7.75%	13.53%
Calvert U.S. Large Cap Value Responsible Index	7.88%	14.29%
Russell 1000 Value Index	8.22%	16.20%
Lipper Large-Cap Value Funds Average	6.96%	12.77%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
Procter & Gamble Co. (The)		3.6%
Wells Fargo & Co.		2.8%
General Electric Co.		2.7%
Apple, Inc.		2.7%
AT&T, Inc.		2.6%
Microsoft Corp.		2.5%
Bank of America Corp.		2.2%
Citigroup, Inc.		1.9%
Spectra Energy Corp.		1.8%
Intel Corp.		1.7%
Total		24.5%

underlying structural and economic fiscal challenges, including Europe and Japan. In the near-term, equity markets face several potential headwinds. The U.S. economy is in solid shape and benefiting from improved visibility into growth, but uncertainty around the outcome of the presidential election, the Fed’s anticipated December interest-rate hike, and political decisions in other parts of Europe post-Brexit could lead to increased volatility. However, accommodative monetary policy by central banks around the world should limit the downside.
Europe may experience a bit of a relief rally, benefiting from continued easing by the ECB and modest improvements in economic data, but structural problems remain. As we anticipated, the impact of Brexit on the global economy and the reaction by markets thus far has been relatively muted, but

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 7

we are starting to see some implications in the UK with the pound declining and inflation picking-up.
The potential for geopolitical turmoil in a number of different European countries is also still a risk that we continue to monitor.
While we remain cautious on China’s long-term growth prospects, their injection of stimulus is starting to flow through to the real economy, easing concerns about a hard economic landing and providing support for the global economy, especially emerging markets.

Laurie Webster, CFA	Dale R. Stout, CFA

Lise Bernhard

September 2016
Calvert Investment Management, Inc.

8 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception for funds without 10-year records. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	Since Inception (6/19/2015)
Class A (with max. load)	CFJAX	7.86%	-2.93%
Class C (with max. load)	CFJCX	11.41%	0.08%
Class I	CFJIX	13.60%	1.17%
Class Y	CFJYX	13.53%	1.07%
Calvert U.S. Large Cap Value Responsible Index		14.29%	1.56%
Russell 1000 Value Index		16.20%	3.16%
Lipper Large-Cap Value Funds Average		12.77%	2.72%

All performance data shown in the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 7.42%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
The fund may charge an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	0.57%	$1,000.00	$1,076.00	$2.96
Hypothetical (5% return per year before expenses)	0.57%	$1,000.00	$1,022.15	$2.88
Class C
Actual	1.32%	$1,000.00	$1,072.00	$6.84
Hypothetical (5% return per year before expenses)	1.32%	$1,000.00	$1,018.40	$6.66
Class I
Actual	0.22%	$1,000.00	$1,078.00	$1.14
Hypothetical (5% return per year before expenses)	0.22%	$1,000.00	$1,023.90	$1.11
Class Y
Actual	0.32%	$1,000.00	$1,077.50	$1.66
Hypothetical (5% return per year before expenses)	0.32%	$1,000.00	$1,023.40	$1.62

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

10 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert U.S. Large Cap Value Responsible Index Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert U.S. Large Cap Value Responsible Index Fund (the “Fund”), a series of Calvert Responsible Index Series, Inc., including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert U.S. Large Cap Value Responsible Index Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 23, 2016

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 11

CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	SHARES	VALUE ($)
COMMON STOCKS - 99.3%

Aerospace & Defense - 0.2%
B/E Aerospace, Inc.	867	44,789
Hexcel Corp.	597	26,447
Rockwell Collins, Inc.	953	80,376
Spirit AeroSystems Holdings, Inc., Class A *	774	34,474
		186,086

Air Freight & Logistics - 0.1%
C.H. Robinson Worldwide, Inc.	803	56,579
Expeditors International of Washington, Inc.	1,190	61,309
		117,888

Airlines - 0.8%
Alaska Air Group, Inc.	1,008	66,387
American Airlines Group, Inc.	8,125	297,456
Delta Air Lines, Inc.	5,783	227,619
JetBlue Airways Corp. *	4,968	85,648
Southwest Airlines Co.	3,837	149,221
		826,331

Auto Components - 0.9%
BorgWarner, Inc.	3,179	111,837
Delphi Automotive plc	1,447	103,200
Gentex Corp.	2,631	46,201
Johnson Controls International plc	14,174	659,516
Tenneco, Inc. *	519	30,242
Visteon Corp.	461	33,035
		984,031

Automobiles - 0.8%
Ford Motor Co.	58,878	710,657
Harley-Davidson, Inc.	1,846	97,081
Thor Industries, Inc.	218	18,465
		826,203

Banks - 11.5%
Associated Banc-Corp.	2,165	42,412
Bank of America Corp.	146,589	2,294,118
Bank of Hawaii Corp.	607	44,080
Bank of the Ozarks, Inc.	842	32,333
BankUnited, Inc.	1,469	44,364
BB&T Corp.	11,673	440,306
BOK Financial Corp. (a)	285	19,656
CIT Group, Inc.	2,862	103,891
Citigroup, Inc.	41,735	1,971,144

12 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Citizens Financial Group, Inc.	7,462	184,386
Comerica, Inc.	2,470	116,880
Commerce Bancshares, Inc.	749	36,896
Cullen/Frost Bankers, Inc. (a)	769	55,322
East West Bancorp, Inc.	2,033	74,631
Fifth Third Bancorp	10,996	224,978
First Citizens BancShares, Inc., Class A	121	35,561
First Horizon National Corp.	3,280	49,954
First Republic Bank	985	75,953
FNB Corp.	2,959	36,396
Home BancShares, Inc.	913	19,000
Huntington Bancshares, Inc.	15,374	151,588
Investors Bancorp, Inc.	4,501	54,057
KeyCorp	16,030	195,085
M&T Bank Corp.	2,243	260,412
MB Financial, Inc.	977	37,165
PacWest Bancorp	1,726	74,063
People's United Financial, Inc.	4,385	69,371
PNC Financial Services Group, Inc. (The)	7,043	634,504
Popular, Inc.	1,503	57,445
PrivateBancorp, Inc.	620	28,470
Prosperity Bancshares, Inc.	996	54,670
Regions Financial Corp.	17,868	176,357
SVB Financial Group *	380	42,005
Synovus Financial Corp.	1,770	57,578
UMB Financial Corp.	593	35,254
Umpqua Holdings Corp.	3,110	46,806
United Bankshares, Inc. (a)	914	34,430
US Bancorp	23,057	988,915
Webster Financial Corp.	1,293	49,147
Wells Fargo & Co.	65,230	2,888,384
Western Alliance Bancorp *	621	23,312
Zions Bancorporation	2,886	89,524
		11,950,803

Beverages - 2.8%
Coca-Cola Co. (The)	37,025	1,566,898
Dr Pepper Snapple Group, Inc.	997	91,036
PepsiCo, Inc.	11,384	1,238,238
		2,896,172

Biotechnology - 0.8%
AbbVie, Inc.	7,432	468,736
Agios Pharmaceuticals, Inc. *(a)	146	7,712
Gilead Sciences, Inc.	4,541	359,284
Intercept Pharmaceuticals, Inc. *	87	14,319
Myriad Genetics, Inc. *	218	4,486
Seattle Genetics, Inc. *	454	24,521
		879,058

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Building Products - 0.1%
Armstrong World Industries, Inc. *	414	17,106
Masco Corp.	2,457	84,300
Owens Corning	665	35,504
USG Corp. *	721	18,638
		155,548

Capital Markets - 3.5%
Ameriprise Financial, Inc.	1,191	118,826
Artisan Partners Asset Management, Inc., Class A	919	24,997
Bank of New York Mellon Corp. (The)	15,301	610,204
Charles Schwab Corp. (The)	7,491	236,491
CME Group, Inc.	3,355	350,664
E*Trade Financial Corp. *	2,470	71,926
Eaton Vance Corp.	1,007	39,323
Federated Investors, Inc., Class B	760	22,519
Franklin Resources, Inc.	5,198	184,893
Invesco Ltd.	5,886	184,055
Janus Capital Group, Inc.	2,057	28,818
Legg Mason, Inc.	1,487	49,785
LPL Financial Holdings, Inc. (a)	1,080	32,303
Morgan Stanley	21,097	676,370
Northern Trust Corp.	1,914	130,133
NorthStar Asset Management Group, Inc.	1,245	16,098
Raymond James Financial, Inc.	1,777	103,439
State Street Corp.	5,254	365,836
Stifel Financial Corp. *	937	36,028
T. Rowe Price Group, Inc.	2,234	148,561
TD Ameritrade Holding Corp.	2,250	79,290
Thomson Reuters Corp.	2,778	114,954
		3,625,513

Chemicals - 1.9%
Air Products & Chemicals, Inc.	3,077	462,596
Axalta Coating Systems Ltd. *	2,153	60,865
Ecolab, Inc.	2,879	350,432
International Flavors & Fragrances, Inc.	926	132,390
Mosaic Co. (The)	10,730	262,456
PolyOne Corp.	1,189	40,200
Praxair, Inc.	5,386	650,790
Sensient Technologies Corp.	832	63,066
		2,022,795

Commercial Services & Supplies - 0.3%
Clean Harbors, Inc. *	441	21,159
Deluxe Corp.	332	22,184
Healthcare Services Group, Inc.	374	14,803
KAR Auction Services, Inc.	915	39,492

14 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Pitney Bowes, Inc.	2,827	51,338
Rollins, Inc.	414	12,122
Waste Management, Inc.	3,185	203,076
		364,174

Communications Equipment - 1.8%
ARRIS International plc *	611	17,310
Brocade Communications Systems, Inc.	4,473	41,286
Ciena Corp. *	373	8,131
Cisco Systems, Inc.	49,674	1,575,659
CommScope Holding Co., Inc. *	466	14,031
EchoStar Corp., Class A *	911	39,929
Juniper Networks, Inc.	2,228	53,606
Motorola Solutions, Inc.	636	48,514
NetScout Systems, Inc. *	872	25,506
		1,823,972

Construction & Engineering - 0.2%
EMCOR Group, Inc.	910	54,254
Quanta Services, Inc. *	2,288	64,041
Valmont Industries, Inc.	337	45,350
		163,645

Consumer Finance - 1.9%
Ally Financial, Inc.	2,954	57,515
American Express Co.	11,121	712,189
Capital One Financial Corp.	7,339	527,160
Discover Financial Services	5,815	328,838
Navient Corp.	4,499	65,101
SLM Corp. *	5,824	43,505
Synchrony Financial	10,410	291,480
		2,025,788

Containers & Packaging - 1.5%
Avery Dennison Corp.	1,257	97,782
Ball Corp.	3,121	255,766
Bemis Co., Inc.	2,862	145,991
Berry Plastics Group, Inc. *	1,580	69,283
Crown Holdings, Inc. *	2,557	145,979
Graphic Packaging Holding Co.	6,622	92,642
Owens-Illinois, Inc. *	4,905	90,203
Sealed Air Corp.	3,944	180,714
Sonoco Products Co.	2,133	112,686
WestRock Co.	7,723	374,411
		1,565,457

Distributors - 0.2%
Genuine Parts Co.	1,214	121,946
LKQ Corp. *	1,661	58,899
		180,845

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Diversified Consumer Services - 0.1%
Graham Holdings Co., Class B	82	39,473
ServiceMaster Global Holdings, Inc. *	599	20,174
		59,647

Diversified Financial Services - 0.2%
Leucadia National Corp.	4,705	89,583
Voya Financial, Inc.	2,877	82,915
		172,498

Diversified Telecommunication Services - 4.4%
AT&T, Inc.	66,266	2,691,062
CenturyLink, Inc.	5,867	160,932
Frontier Communications Corp.	12,341	51,339
Level 3 Communications, Inc. *	1,412	65,489
Verizon Communications, Inc.	30,026	1,560,751
		4,529,573

Electric Utilities - 1.0%
Alliant Energy Corp.	10,494	402,025
ITC Holdings Corp.	3,949	183,550
OGE Energy Corp.	9,229	291,821
Portland General Electric Co.	4,058	172,830
		1,050,226

Electrical Equipment - 1.4%
AMETEK, Inc.	1,844	88,106
Eaton Corp. plc	6,972	458,130
Emerson Electric Co.	9,856	537,251
EnerSys	645	44,628
Hubbell, Inc.	452	48,698
Regal-Beloit Corp.	669	39,799
Rockwell Automation, Inc.	1,277	156,228
Sensata Technologies Holding NV *	735	28,503
SolarCity Corp. *(a)	534	10,445
		1,411,788

Electronic Equipment & Instruments - 0.8%
Amphenol Corp., Class A	1,050	68,166
Arrow Electronics, Inc. *	904	57,829
Avnet, Inc.	1,195	49,067
Belden, Inc.	151	10,418
Corning, Inc.	10,445	247,024
Dolby Laboratories, Inc., Class A	384	20,847
Fitbit, Inc., Class A *(a)	552	8,192
Flex Ltd. *	5,272	71,805
FLIR Systems, Inc.	801	25,167
Ingram Micro, Inc., Class A	1,481	52,813
Jabil Circuit, Inc.	1,778	38,796
Keysight Technologies, Inc. *	619	19,616

16 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
National Instruments Corp.	476	13,518
TE Connectivity Ltd.	2,335	150,327
Trimble Navigation Ltd. *	881	25,161
		858,746

Energy Equipment & Services - 3.5%
Baker Hughes, Inc.	27,091	1,367,283
Core Laboratories NV	1,867	209,720
Dril-Quip, Inc. *	2,357	131,379
Ensco plc, Class A	19,100	162,350
FMC Technologies, Inc. *	14,285	423,836
Frank's International NV (a)	3,182	41,366
National Oilwell Varco, Inc.	23,908	878,380
Oceaneering International, Inc.	6,216	171,002
RPC, Inc. *	1,652	27,754
Weatherford International plc *	36,744	206,501
		3,619,571

Food & Staples Retailing - 1.3%
Casey's General Stores, Inc.	229	27,514
Kroger Co. (The)	14,727	437,097
PriceSmart, Inc.	131	10,973
Rite Aid Corp. *	16,297	125,324
Sprouts Farmers Market, Inc. *	1,408	29,075
Sysco Corp.	5,468	267,987
Walgreens Boots Alliance, Inc.	4,454	359,082
Whole Foods Market, Inc.	3,186	90,323
		1,347,375

Food Products - 2.6%
B&G Foods, Inc.	431	21,197
Bunge Ltd.	2,164	128,174
Campbell Soup Co.	1,157	63,288
ConAgra Foods, Inc.	6,484	305,461
Flowers Foods, Inc. (a)	2,658	40,189
General Mills, Inc.	4,995	319,081
Hain Celestial Group, Inc. (The) *	540	19,213
Hershey Co. (The)	1,328	126,957
Hormel Foods Corp.	1,834	69,564
J. M. Smucker Co. (The)	971	131,609
Kellogg Co.	2,573	199,330
Kraft Heinz Co. (The)	5,055	452,473
Lancaster Colony Corp.	284	37,514
McCormick & Co., Inc.	725	72,442
Mead Johnson Nutrition Co.	1,322	104,451
Mondelez International, Inc., Class A	10,187	447,209
Pinnacle Foods, Inc.	1,153	57,846
Snyder's-Lance, Inc.	916	30,759
TreeHouse Foods, Inc. *	336	29,296
		2,656,053

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Gas Utilities - 1.3%
Atmos Energy Corp.	3,239	241,208
New Jersey Resources Corp.	3,937	129,370
ONE Gas, Inc.	1,673	103,458
Piedmont Natural Gas Co., Inc.	2,049	123,022
Southwest Gas Corp.	1,389	97,036
Spire, Inc.	2,086	132,962
UGI Corp.	7,997	361,784
WGL Holdings, Inc.	2,330	146,091
		1,334,931

Health Care Equipment & Supplies - 1.4%
Abbott Laboratories	10,318	436,348
Baxter International, Inc.	5,341	254,232
Boston Scientific Corp. *	6,271	149,250
Danaher Corp.	3,085	241,833
DENTSPLY SIRONA, Inc.	1,471	87,422
DexCom, Inc. *	353	30,944
Hill-Rom Holdings, Inc.	280	17,354
Hologic, Inc. *	1,198	46,518
ResMed, Inc.	578	37,449
St. Jude Medical, Inc.	1,450	115,652
STERIS plc	480	35,088
Varian Medical Systems, Inc. *	327	32,546
		1,484,636

Health Care Providers & Services - 0.9%
AmerisourceBergen Corp.	1,263	102,025
Cardinal Health, Inc.	2,017	156,721
DaVita, Inc. *	581	38,387
Envision Healthcare Holdings, Inc. *	937	20,867
Express Scripts Holding Co. *	3,319	234,089
HealthSouth Corp.	517	20,975
Humana, Inc.	861	152,302
LifePoint Health, Inc. *	264	15,637
Mednax, Inc. *	308	20,405
Molina Healthcare, Inc. *	238	13,880
Patterson Cos., Inc.	464	21,316
Quest Diagnostics, Inc.	956	80,906
Team Health Holdings, Inc. *	299	9,736
		887,246

Hotels, Restaurants & Leisure - 0.5%
Aramark	2,895	110,097
Brinker International, Inc.	436	21,987
Cracker Barrel Old Country Store, Inc. (a)	122	16,131
Darden Restaurants, Inc.	971	59,542
Dunkin' Brands Group, Inc.	495	25,780
Hilton Worldwide Holdings, Inc.	3,140	72,000
Hyatt Hotels Corp., Class A *	805	39,622

18 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Marriott International, Inc., Class A	1	40
Norwegian Cruise Line Holdings Ltd. *	834	31,442
Six Flags Entertainment Corp.	626	33,560
Texas Roadhouse, Inc.	305	11,904
Wendy's Co. (The)	3,218	34,754
Wyndham Worldwide Corp.	930	62,617
		519,476

Household Durables - 0.4%
Garmin Ltd.	1,511	72,694
Harman International Industries, Inc.	400	33,780
Leggett & Platt, Inc.	828	37,740
Newell Brands, Inc.	4,133	217,644
Tupperware Brands Corp.	749	48,962
		410,820

Household Products - 4.4%
Church & Dwight Co., Inc.	1,221	58,510
Colgate-Palmolive Co.	6,397	474,274
Kimberly-Clark Corp.	2,767	349,029
Procter & Gamble Co. (The)	41,472	3,722,112
		4,603,925

Independent Power and Renewable Electricity Producers - 0.7%
AES Corp.	30,425	390,961
NRG Energy, Inc.	14,390	161,312
NRG Yield, Inc., Class A	8,574	139,928
		692,201

Industrial Conglomerates - 2.8%
Carlisle Cos., Inc.	309	31,694
General Electric Co.	93,690	2,775,098
Roper Technologies, Inc.	494	90,140
		2,896,932

Insurance - 7.0%
Aflac, Inc.	5,839	419,649
Alleghany Corp. *	217	113,929
Allstate Corp. (The)	5,336	369,145
American Financial Group, Inc.	1,047	78,525
American International Group, Inc.	14,577	864,999
Aon plc	1,420	159,736
Arch Capital Group Ltd. *	1,761	139,577
Arthur J. Gallagher & Co.	1,651	83,986
Assured Guaranty Ltd.	1,895	52,586
Axis Capital Holdings Ltd.	1,311	71,227
Chubb Ltd.	6,665	837,457
Cincinnati Financial Corp.	1,444	108,907
CNO Financial Group, Inc.	2,526	38,572
Endurance Specialty Holdings Ltd.	874	57,203

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Everest Re Group Ltd.	364	69,149
First American Financial Corp.	1,546	60,727
Hanover Insurance Group, Inc. (The)	370	27,905
Hartford Financial Services Group, Inc. (The)	5,549	237,608
Lincoln National Corp.	3,371	158,370
Loews Corp.	3,962	163,036
Marsh & McLennan Cos., Inc.	3,393	228,179
MetLife, Inc.	12,599	559,774
Primerica, Inc. (a)	398	21,106
Principal Financial Group, Inc.	3,802	195,841
ProAssurance Corp.	750	39,360
Progressive Corp. (The)	8,349	262,994
Prudential Financial, Inc.	6,277	512,517
Reinsurance Group of America, Inc.	904	97,578
RenaissanceRe Holdings Ltd.	617	74,139
RLI Corp.	362	24,746
Torchmark Corp.	1,583	101,138
Travelers Cos., Inc. (The)	4,124	472,404
Unum Group	3,354	118,430
White Mountains Insurance Group Ltd.	45	37,350
Willis Towers Watson plc	1,864	247,483
XL Group Ltd.	3,997	134,419
		7,239,751

Internet & Direct Marketing Retail - 0.0%
HSN, Inc.	284	11,303

Internet Software & Services - 0.6%
eBay, Inc. *	10,377	341,403
IAC/InterActiveCorp	329	20,553
Rackspace Hosting, Inc. *	379	12,011
Yahoo!, Inc. *	5,713	246,230
Zillow Group, Inc., Class A *	658	22,668
		642,865

IT Services - 2.2%
Amdocs Ltd.	742	42,925
Automatic Data Processing, Inc.	1,896	167,227
Booz Allen Hamilton Holding Corp.	1,184	37,426
Broadridge Financial Solutions, Inc.	392	26,574
Computer Sciences Corp.	1,388	72,468
Convergys Corp.	576	17,522
CoreLogic, Inc. *	297	11,648
Fidelity National Information Services, Inc.	1,289	99,292
Genpact Ltd. *	457	10,945
International Business Machines Corp.	8,597	1,365,633
Leidos Holdings, Inc.	1,390	60,159
Paychex, Inc.	1,400	81,018
Square, Inc., Class A *(a)	940	10,960
Syntel, Inc. *	94	3,940

20 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Teradata Corp. *	1,209	37,479
Western Union Co. (The)	4,757	99,041
WEX, Inc. *	178	19,240
Xerox Corp.	9,249	93,692
		2,257,189

Leisure Products - 0.3%
Brunswick Corp.	623	30,390
Hasbro, Inc.	615	48,788
Mattel, Inc.	4,991	151,127
Polaris Industries, Inc. (a)	438	33,919
		264,224

Life Sciences - Tools & Services - 0.2%
Agilent Technologies, Inc.	1,928	90,790
Bio-Rad Laboratories, Inc., Class A *	134	21,951
Bio-Techne Corp.	115	12,592
Bruker Corp.	350	7,927
PerkinElmer, Inc.	402	22,556
VWR Corp. *	417	11,826
		167,642

Machinery - 2.7%
AGCO Corp.	1,055	52,033
Allison Transmission Holdings, Inc.	1,337	38,345
CLARCOR, Inc.	439	28,535
Colfax Corp. *	1,494	46,956
Crane Co.	736	46,375
Cummins, Inc.	2,370	303,716
Deere & Co. (a)	4,490	383,221
Donaldson Co., Inc.	1,244	46,439
Dover Corp.	2,340	172,318
Flowserve Corp.	2,001	96,528
Illinois Tool Works, Inc.	1,597	191,384
Ingersoll-Rand plc	2,377	161,493
ITT, Inc.	1,343	48,133
Lincoln Electric Holdings, Inc.	933	58,424
Nordson Corp.	341	33,974
Oshkosh Corp.	1,091	61,096
PACCAR, Inc.	5,369	315,590
Parker-Hannifin Corp.	2,051	257,462
Pentair plc	2,523	162,078
Stanley Black & Decker, Inc.	1,020	125,440
Timken Co. (The)	1,025	36,019
WABCO Holdings, Inc. *	246	27,928
Wabtec Corp.	457	37,314
Woodward, Inc.	472	29,491
Xylem, Inc.	1,345	70,545
		2,830,837

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 21

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Media - 2.7%
CBS Corp., Class B	2,959	161,976
Cinemark Holdings, Inc.	1,030	39,428
Comcast Corp., Class A	18,567	1,231,735
DISH Network Corp., Class A *	3,690	202,138
Interpublic Group of Cos., Inc. (The)	3,916	87,523
John Wiley & Sons, Inc., Class A	533	27,508
Liberty SiriusXM Group, Class A *	1,927	65,480
Lions Gate Entertainment Corp.	2,163	43,238
Madison Square Garden Co. (The), Class A *	190	32,188
Omnicom Group, Inc.	1,826	155,210
Scripps Networks Interactive, Inc., Class A	781	49,586
Sinclair Broadcast Group, Inc., Class A	824	23,797
Starz, Class A *	539	16,811
Time Warner, Inc.	5,940	472,883
Tribune Media Co., Class A	440	16,069
Viacom, Inc., Class B	5,897	224,676
		2,850,246

Metals & Mining - 0.7%
Compass Minerals International, Inc.	1,033	76,132
Nucor Corp.	6,506	321,722
Reliance Steel & Aluminum Co.	2,187	157,529
Steel Dynamics, Inc.	5,126	128,099
		683,482

Multi-Utilities - 3.2%
CenterPoint Energy, Inc.	19,881	461,836
CMS Energy Corp.	12,918	542,685
Consolidated Edison, Inc.	14,053	1,058,191
Sempra Energy	11,531	1,236,008
		3,298,720

Multiline Retail - 0.7%
Kohl's Corp.	2,664	116,550
Macy's, Inc.	4,519	167,429
Nordstrom, Inc. (a)	1,815	94,162
Target Corp.	5,778	396,833
		774,974

Oil, Gas & Consumable Fuels - 2.5%
Cheniere Energy Partners LP Holdings LLC	818	18,601
ONEOK, Inc.	13,322	684,618
Spectra Energy Corp.	44,491	1,901,990
		2,605,209

Paper & Forest Products - 0.1%
Domtar Corp.	1,920	71,290

22 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Personal Products - 0.1%
Coty, Inc., Class A *(a)	898	21,103
Edgewell Personal Care Co. *	916	72,840
Herbalife Ltd. *(a)	412	25,540
		119,483

Pharmaceuticals - 5.3%
Bristol-Myers Squibb Co.	7,473	402,944
Eli Lilly & Co.	6,745	541,354
Impax Laboratories, Inc. *	244	5,783
Johnson & Johnson	14,759	1,743,481
Merck & Co., Inc.	19,536	1,219,242
Perrigo Co. plc	965	89,098
Pfizer, Inc.	44,334	1,501,593
Prestige Brands Holdings, Inc. *	198	9,557
		5,513,052

Professional Services - 0.1%
Dun & Bradstreet Corp. (The)	305	41,669
Manpowergroup, Inc.	1,062	76,740
Robert Half International, Inc.	813	30,780
		149,189

Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A *	2,444	68,383
Jones Lang LaSalle, Inc.	242	27,537
Realogy Holdings Corp.	1,274	32,946
		128,866

Road & Rail - 0.5%
Avis Budget Group, Inc. *	1,402	47,962
Genesee & Wyoming, Inc., Class A *	864	59,573
Kansas City Southern	799	74,563
Landstar System, Inc.	184	12,527
Norfolk Southern Corp.	3,056	296,615
Old Dominion Freight Line, Inc. *	319	21,887
Ryder System, Inc.	799	52,694
		565,821

Semiconductors & Semiconductor Equipment - 3.8%
Analog Devices, Inc.	1,621	104,473
Applied Materials, Inc.	6,145	185,272
Cree, Inc. *	582	14,969
Cypress Semiconductor Corp.	1,488	18,094
First Solar, Inc. *(a)	492	19,429
Intel Corp.	46,867	1,769,229
Linear Technology Corp.	826	48,973
Marvell Technology Group Ltd.	4,380	58,123
Maxim Integrated Products, Inc.	1,633	65,206
Microchip Technology, Inc.	619	38,465

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 23

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Micron Technology, Inc. *	10,263	182,476
ON Semiconductor Corp. *	2,683	33,055
Qorvo, Inc. *	396	22,073
QUALCOMM, Inc.	14,565	997,702
Teradyne, Inc.	1,149	24,795
Texas Instruments, Inc.	3,604	252,929
Xilinx, Inc.	1,467	79,717
		3,914,980

Software - 3.5%
Autodesk, Inc. *	1,225	88,604
CA, Inc.	2,171	71,817
Microsoft Corp.	45,693	2,631,917
Oracle Corp.	16,157	634,647
PTC, Inc. *	524	23,218
Symantec Corp.	6,084	152,708
Synopsys, Inc. *	511	30,328
		3,633,239

Specialty Retail - 0.9%
American Eagle Outfitters, Inc.	2,532	45,221
AutoNation, Inc. *	965	47,005
Bed Bath & Beyond, Inc.	2,289	98,679
Best Buy Co., Inc.	4,090	156,156
CarMax, Inc. *	1,233	65,781
CST Brands, Inc.	1,122	53,957
Foot Locker, Inc.	990	67,043
GameStop Corp., Class A (a)	1,543	42,571
Gap, Inc. (The) (a)	3,209	71,368
Penske Automotive Group, Inc. (a)	566	27,270
Sally Beauty Holdings, Inc. *	706	18,130
Staples, Inc.	9,638	82,405
Tiffany & Co.	1,593	115,700
Williams-Sonoma, Inc. (a)	718	36,675
		927,961

Technology Hardware, Storage & Peripherals - 3.4%
Apple, Inc.	24,311	2,748,359
Hewlett Packard Enterprise Co.	10,340	235,235
HP, Inc.	16,909	262,597
Seagate Technology plc	2,891	111,448
Western Digital Corp.	2,809	164,242
		3,521,881

Textiles, Apparel & Luxury Goods - 0.6%
Coach, Inc.	4,087	149,421
Columbia Sportswear Co.	177	10,043
Hanesbrands, Inc.	2,846	71,862
Kate Spade & Co. *	587	10,055

24 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Michael Kors Holdings Ltd. *	1,440	67,378
PVH Corp.	1,189	131,384
VF Corp.	2,549	142,871
		583,014

Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. *	4,893	39,144
New York Community Bancorp, Inc.	6,903	98,230
Radian Group, Inc.	3,022	40,948
TFS Financial Corp.	367	6,536
		184,858

Trading Companies & Distributors - 0.3%
Air Lease Corp.	1,442	41,212
Fastenal Co.	1,846	77,126
Herc Holdings, Inc. *	1,851	62,379
MSC Industrial Direct Co., Inc., Class A	574	42,137
United Rentals, Inc. *	783	61,458
		284,312

Water Utilities - 0.5%
American Water Works Co., Inc.	4,415	330,419
Aqua America, Inc.	4,754	144,902
		475,321

Wireless Telecommunication Services - 0.1%
Sprint Corp. *	4,888	32,408
T-Mobile US, Inc. *	1,420	66,342
Telephone & Data Systems, Inc.	1,057	28,729
United States Cellular Corp. *	167	6,069
		133,548

Total Common Stocks (Cost $95,961,589)		102,963,210

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 0.3%
State Street Bank Time Deposit, 0.293%, 10/3/16	282,111	282,111

Total Time Deposit (Cost $282,111)		282,111

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 25

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 1.0%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.26%	1,058,615	1,058,615

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $1,058,615)		1,058,615

TOTAL INVESTMENTS (Cost $97,302,315) - 100.6%		104,303,936
Other assets and liabilities, net - (0.6%)		(638,056)
NET ASSETS - 100.0%		$103,665,880

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security, or portion of security, is on loan. Total value of securities on loan is $1,034,610 as of September 30, 2016.

Abbreviations:
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
plc:	Public Limited Company
See notes to financial statements.

26 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

ASSETS
Investments in securities, at value (Cost $97,302,315) - see accompanying schedule	$104,303,936
Cash	1,085
Receivable for securities sold	99,320
Receivable for shares sold	394,151
Dividends and interest receivable	127,362
Securities lending income receivable	683
Directors' deferred compensation plan	41,092
Total assets	104,967,629

LIABILITIES
Payable for securities purchased	123,119
Payable upon return of securities loaned	1,058,615
Payable for shares redeemed	16,440
Payable to Calvert Investment Management, Inc.	11,172
Payable to Calvert Investment Distributors, Inc.	4,834
Payable to Calvert Investment Services, Inc.	163
Payable for Directors' fees and expenses	2,299
Directors' deferred compensation plan	41,092
Accrued expenses and other liabilities	44,015
Total liabilities	1,301,749
NET ASSETS	$103,665,880

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 1,110,127 shares outstanding	$19,607,774
Class C: 18,808 shares outstanding	363,214
Class I: 3,336,172 shares outstanding	62,479,272
Class Y: 678,085 shares outstanding	13,005,070
Undistributed net investment income	1,480,940
Accumulated net realized gain (loss)	(272,011)
Net unrealized appreciation (depreciation)	7,001,621
NET ASSETS	$103,665,880

NET ASSET VALUE PER SHARE
Class A (based on net assets of $22,308,550)	$20.10
Class C (based on net assets of $375,152)	$19.95
Class I (based on net assets of $67,314,818)	$20.18
Class Y (based on net assets of $13,667,360)	$20.16
See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 27

CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2016

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $891)	$2,094,902
Securities lending income	2,410
Interest income	1,145
Total investment income	2,098,457

Expenses:
Investment advisory fee	121,179
Administrative fees	71,662
Transfer agency fees and expenses:
Class A	6,080
Class C	558
Class I	2,294
Class Y	3,725
Distribution Plan expenses:
Class A	36,237
Class C	1,889
Directors' fees and expenses	9,035
Accounting fees	25,817
Custodian fees	89,838
Professional fees	29,081
Registration fees	50,711
Reports to shareholders	5,096
Miscellaneous	10,960
Total expenses	464,162
Reimbursement from Advisor:
Class A	(24,920)
Class C	(11,427)
Class I	(103,768)
Class Y	(17,050)
Administrative fees waived	(71,662)
Net expenses	235,335
NET INVESTMENT INCOME	1,863,122

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	(272,686)

Change in unrealized appreciation (depreciation)	7,678,523

NET REALIZED AND UNREALIZED GAIN	7,405,837

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,268,959
See notes to financial statements.

28 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	PERIOD ENDED SEPTEMBER 30, 2015(a)
Operations:
Net investment income	$1,863,122	$30,764
Net realized gain (loss)	(272,686)	(11,202)
Net change in unrealized appreciation (depreciation)	7,678,523	(676,902)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,268,959	(657,340)

Distributions to shareholders from:
Net investment income:
Class A shares	(25,821)	—
Class C shares	(403)	—
Class I shares	(363,525)	—
Class Y shares	(8,192)	—
Net realized gain:
Class A shares	(209)	—
Class C shares	(5)	—
Class I shares	(2,858)	—
Class Y shares	(56)	—
Total distributions	(401,069)	—

Capital share transactions:
Shares sold:
Class A shares	17,705,674	3,872,494
Class C shares	289,407	107,800
Class I shares	66,186,407	2,403,469
Class Y shares	12,077,228	1,221,400
Reinvestment of distributions:
Class A shares	24,675	—
Class C shares	408	—
Class I shares	366,383	—
Class Y shares	8,248	—
Shares redeemed:
Class A shares	(1,952,687)	(42,382)
Class C shares	(34,401)	—
Class I shares	(6,466,987)	(10,000)
Class Y shares	(301,806)	—
Total capital share transactions	87,902,549	7,552,781

TOTAL INCREASE IN NET ASSETS	96,770,439	6,895,441

NET ASSETS
Beginning of period	6,895,441	—
End of period (including undistributed net investment income of $1,480,940 and $30,764, respectively)	$103,665,880	$6,895,441
See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 29

CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND STATEMENTS OF CHANGES IN NET ASSETS - CONT’D
CAPITAL SHARE ACTIVITY	YEAR ENDED SEPTEMBER 30, 2016	PERIOD ENDED SEPTEMBER 30, 2015(a)
Shares sold:
Class A shares	1,012,606	201,050
Class C shares	15,089	5,423
Class I shares	3,539,395	120,528
Class Y shares	630,963	62,026
Reinvestment of distributions:
Class A shares	1,313	—
Class C shares	22	—
Class I shares	19,468	—
Class Y shares	439	—
Shares redeemed:
Class A shares	(102,515)	(2,327)
Class C shares	(1,726)	—
Class I shares	(342,661)	(558)
Class Y shares	(15,343)	—
Total capital share activity	4,757,050	386,142

(a) From June 19, 2015 inception.
See notes to financial statements.

30 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Responsible Index Series, Inc. (the “Corporation”) is a Maryland corporation pursuant to Articles of Incorporation filed on April 11, 2000, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Corporation operates five (5) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights for the Calvert U.S. Large Cap Value Responsible Index Fund (the “Fund”). The Corporation is authorized to issue two billion (2,000,000,000) shares of stock, of which 250,000,000 shares have been allocated to the Fund, with a par value of each share at one cent ($0.01).
The Fund is diversified and employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert U.S. Large Cap Value Responsible Index. The operations of each series of the Corporation, including the Fund, are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund commenced operations on June 19, 2015. The Fund generally offers Class A, Class C, Class I, and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. However, the front-end sales charge is waived for shareholders investing in Class A shares directly with the Fund in an account maintained by Calvert Investment Distributors, Inc. (“Distributor”) or without a specified broker-dealer or financial adviser (“Direct Account”). Class C shares are not available for purchase in Direct Accounts. For non-Direct Accounts, Class C shares are sold without a front-end sales charge, and with certain exceptions, will be charged a contingent deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $100,000. The $100,000 minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, and retirement plans, foundations, endowments and other consultant-driven business, that have entered into an agreement with the Fund’s Distributor to offer Class Y shares to their clients. Class Y shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 31

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value these securities each business day. The third party fair value pricing service takes into account many factors, including, but not limited to, movements in U.S. securities markets and changes in futures contracts and foreign exchange rates that have occurred after the close of the principal foreign market, to determine a fair value as of the close of the New York Stock Exchange. Such securities are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at September 30, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Fund's holdings as of September 30, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$102,963,210	$—	$—	$102,963,210
Time Deposit	—	282,111	—	282,111
Short Term Investment of Cash Collateral For Securities Loaned	1,058,615	—	—	1,058,615
TOTAL	$104,021,825	$282,111	$—	$104,303,936

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
There were no transfers between levels during the year.

32 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.15%, of the Fund’s average daily net assets.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2017. The contractual expense caps are 0.57%, 1.32%, 0.22%, and 0.32% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, based on the Fund’s average daily net assets.
For the period October 1, 2015 to January 31, 2016, the administrative fee was 0.00%. CIAS and the Fund entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Fund commencing on February 1, 2016. CIAS has contractually agreed to waive 0.12% for all classes of the Fund (the difference between the previous administrative fee and the new 0.12% fee) from February 1, 2016 through January 31, 2018.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of 0.25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses.

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 33

CID received $7,103 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2016.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $1,183 for the year ended September 30, 2016. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 annually may be paid to the Committee chairs ($10,000 for the Board Chair and the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Fund’s assets. Directors’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $130,686,417 and $40,793,945, respectively.
The Fund may purchase securities from or sell to other funds managed by the Advisor. These interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2016, such sales transactions were $200,168.
The tax character of dividends and distributions paid during the periods ended September 30, 2016 and September 30, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$401,069	$—
Total	$401,069	$—
As of September 30, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$8,378,396
Unrealized (depreciation)	(1,905,442)
Net unrealized appreciation (depreciation)	$6,472,954

Undistributed ordinary income	$1,739,895
Other temporary differences	($2,299)

Federal income tax cost of investments	$97,830,982
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, deferred Directors’ fees and return of capital.
Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to return of capital distributions.

Undistributed net investment income	($15,005)
Accumulated net realized gain (loss)	15,005
NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State

34 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
The total value of securities on loan was $1,034,610 as of September 30, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2016:

	Remaining Contractual Maturity of the Agreements as of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,058,615	$—	$—	$—	$1,058,615
Amount of recognized liabilities for securities lending transactions					$1,058,615
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2016.
For the year ended September 30, 2016, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$239	1.59%	$39,885	December 2015
NOTE F — SUBSEQUENT EVENTS
On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company, entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance, to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to the approval by the shareholders of Calvert Funds of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.
A proxy statement containing detailed information regarding several proposals was mailed to shareholders of record in November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.
In preparing the financial statements as of September 30, 2016, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended September 30, 2016, the Fund considers 97.6% of the ordinary dividends paid during the year as qualified dividend income and 94.1% as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 35

CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	September 30, 2016 (a)	September 30, 2015 (a)(b)
Net asset value, beginning	$17.85	$20.00
Income from investment operations:
Net investment income	0.38	0.09
Net realized and unrealized gain (loss)	1.98	(2.24)
Total from investment operations	2.36	(2.15)
Distributions from:
Net investment income	(0.11)	—
Net realized gain	—(c)	—
Total distributions	(0.11)	—
Total increase (decrease) in net asset value	2.25	(2.15)
Net asset value, ending	$20.10	$17.85
Total return (d)	13.24%	(10.75%)
Ratios to average net assets: (e)
Net investment income	2.04%	1.79%(f)
Total expenses	0.85%	7.30%(f)
Net expenses	0.57%	0.57%(f)
Portfolio turnover	53%	3%
Net assets, ending (in thousands)	$22,309	$3,547

(a) Per share figures are calculated using the Average Shares Method.
(b) From June 19, 2015 inception.
(c) Amount is less than $0.005 per share.
(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

36 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS C SHARES	September 30, 2016 (a)	September 30, 2015 (a)(b)
Net asset value, beginning	$17.81	$20.00
Income from investment operations:
Net investment income	0.24	0.05
Net realized and unrealized gain (loss)	1.96	(2.24)
Total from investment operations	2.20	(2.19)
Distributions from:
Net investment income	(0.06)	—
Net realized gain	—(c)	—
Total distributions	(0.06)	—
Total increase (decrease) in net asset value	2.14	(2.19)
Net asset value, ending	$19.95	$17.81
Total return (d)	12.41%	(10.95%)
Ratios to average net assets: (e)
Net investment income	1.26%	0.99%(f)
Total expenses	7.46%	76.12%(f)
Net expenses	1.32%	1.32%(f)
Portfolio turnover	53%	3%
Net assets, ending (in thousands)	$375	$97

(a) Per share figures are calculated using the Average Shares Method.
(b) From June 19, 2015 inception.
(c) Amount is less than $0.005 per share.
(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 37

CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS I SHARES	September 30, 2016 (a)	September 30, 2015 (a)(b)
Net asset value, beginning	$17.87	$20.00
Income from investment operations:
Net investment income	0.45	0.11
Net realized and unrealized gain (loss)	1.97	(2.24)
Total from investment operations	2.42	(2.13)
Distributions from:
Net investment income	(0.11)	—
Net realized gain	—(c)	—
Total distributions	(0.11)	—
Total increase (decrease) in net asset value	2.31	(2.13)
Net asset value, ending	$20.18	$17.87
Total return (d)	13.60%	(10.65%)
Ratios to average net assets: (e)
Net investment income	2.38%	2.09%(f)
Total expenses	0.47%	6.88%(f)
Net expenses	0.22%	0.22%(f)
Portfolio turnover	53%	3%
Net assets, ending (in thousands)	$67,315	$2,144

(a) Per share figures are calculated using the Average Shares Method.
(b) From June 19, 2015 inception.
(c) Amount is less than $0.005 per share.
(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

38 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	September 30, 2016 (a)	September 30, 2015 (a)(b)
Net asset value, beginning	$17.86	$20.00
Income from investment operations:
Net investment income	0.42	0.11
Net realized and unrealized gain (loss)	1.99	(2.25)
Total from investment operations	2.41	(2.14)
Distributions from:
Net investment income	(0.11)	—
Net realized gain	—(c)	—
Total distributions	(0.11)	—
Total increase (decrease) in net asset value	2.30	(2.14)
Net asset value, ending	$20.16	$17.86
Total return (d)	13.53%	(10.70%)
Ratios to average net assets: (e)
Net investment income	2.17%	2.00%(f)
Total expenses	0.78%	11.25%(f)
Net expenses	0.32%	0.32%(f)
Portfolio turnover	53%	3%
Net assets, ending (in thousands)	$13,667	$1,108

(a) Per share figures are calculated using the Average Shares Method.
(b) From June 19, 2015 inception.
(c) Amount is less than $0.005 per share.
(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 39

PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 67	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CRIS 2005 CWVF	President and Founder of the national non-profit, First People’s Worldwide. Founded in 1980, First People’s Worldwide is the only American Indian alternative development institute in the U.S.	19	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 68	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	24	None
JOHN G. GUFFEY, JR. AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Consultant and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	24	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 53	Director Trustee Director Director	2000 IMPACT 2005 CSIF 2005 CRIS 2005 CWVF	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), 1999-2014.	19	• Bridgeway Funds (14) (asset management)
JOY V. JONES AGE: 66	Director Trustee Director Director	2000 IMPACT 1990 CSIF 2000 CRIS 2005 CWVF	Attorney.	19	• Director, Conduit Street Restaurants SUD 2 Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 71	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider.	19	• Calvert Social Investment Foundation • Ben & Jerry’s Homemade, Inc. (food products)
SYDNEY A. MORRIS AGE: 67	Trustee Director Director Director	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	The Rev. Dr. Morris is a Unitarian Universalist minister.	19	None

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 41

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES/DIRECTORS
D. WAYNE SILBY, Esq.* AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2000 IMPACT	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	24
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR* AGE: 56	Director & President Trustee & President Director & President Director & President	2015 CWVF 2015 CSIF 2015 CRIS 2015 IMPACT
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

42 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Treasurer of the Funds (since March 2015); Director, Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., and Calvert Investment Services, Inc. (since October 2015); Director, Executive Vice President, Chief Financial Officer - Elect, Chief Operating Officer and Treasurer of Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since October 2015); Director, Senior Vice President and Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (March 2015 - September 2015); and Senior Partner, KPMG LLP (2005 - 2015).

ROBERT D. BENSON, Esq. AGE: 37	Associate General Counsel, Assistant Vice President & Assistant Secretary	2014
Associate General Counsel (since September 2016), Assistant General Counsel (2014 - September 2016), Assistant Vice President and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since 2014); and Staff Attorney, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (2008 - 2014).

HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer of the Funds (since November 2014); Vice President and Chief Compliance Officer, Wilmington Funds (December 2012 - November 2014); and Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (September 2010 - December 2012).

THOMAS DAILEY AGE:51	Vice President	2012	Vice President of the Funds (since 2012); and Vice President (since January 2005) and Portfolio Manager - Tax Exempt, Calvert Investment Management, Inc. (since 1995).
STU DALHEIM AGE: 46	Vice President	2015	Vice President of the Funds (since 2015); and Vice President - Governance and Advocacy of Calvert Investment Management, Inc. (since October 2011).
BRIAN ELLIS, CFA AGE: 32	Vice President	2016
Vice President of the Funds (since February 2016); Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (since May 2012); and Business Analyst (2009 - May 2012), Calvert Investment Management, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014
Assistant Treasurer of the Funds (since 2014); Vice President, Corporate Finance, and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (since 2007); Acting Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (September 2014 - March 2015).

PATRICK FAUL, CFA AGE: 51	Vice President	2010	Vice President (since 2007) and Head of Credit Research, Calvert Investment Management, Inc. (since January 2010).
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004
Assistant Secretary of the Funds (since 2004); Director, Strategic Projects and Fund Operations, Calvert Investment Administrative Services, Inc. (since June 2016); and SEC Filing and Operations Manager, Calvert Investment Administrative Services, Inc. (2011 – 2016).

JADE HUANG AGE: 41	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2006 - November 2015).

VISHAL KHANDUJA, CFA AGE: 38	Vice President	2014
Vice President of the Funds (since 2014); Vice President and Head of Taxable Bond, Calvert Investment Management, Inc. (since May 2016); Vice President and Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (2012 - May 2016); Portfolio Manager - Global Rates and Currency Team, Columbia Management (2009 - 2012).

ERICA LASDON AGE: 45	Assistant Vice President, Research and Advocacy	2015
Assistant Vice President, Research and Advocacy of the Funds (since 2016) and Calvert Investment Management, Inc. (since August 2015); and Senior Sustainability Analyst and Manager, Calvert Investment Management, Inc. (2005 - August 2015).

JOSHUA LINDER, CFA AGE: 30	Vice President	2016
Vice President of the Funds (since 2016); Portfolio Manager, Equity, Calvert Investment Management, Inc. (since January 2016); Assistant Portfolio Manager, Calvert Investment Management, Inc. (January 2014 - October 2015); and Equity Analyst, Calvert Investment Management, Inc. (2011 - 2013).

CHRISTOPHER MADDEN AGE: 40	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2010 - November 2015).

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 43

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
ANDREW K. NIEBLER, Esq. AGE: 48	Deputy General Counsel, Vice President & Secretary	2006 (TCF, CMS, CRIS, CSIF, CVS) 2008 (CVP) 2016 (CIF)
Deputy General Counsel, Vice President and Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since May 2016); Assistant Vice President, Associate General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (September 2009 - May 2016); and Assistant Vice President, Assistant General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (prior to September 2009).

MONIQUE S. PATTILLO, Esq. AGE: 34	Assistant General Counsel, Assistant Vice President & Assistant Secretary	2016
Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since September 2016); Adjunct Faculty, Howard Community College (since June 2015); Adjunct Assistant Professor, University of Maryland University College (since June 2016); Legal Counsel, T. Rowe Price Associates, Inc. (March 2014 - June 2015); and Assistant U.S. Counsel, Aberdeen Asset Management, Inc. (January 2011 - March 2014).

MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
Fund Controller and Assistant Treasurer of the Funds (since August 2015); Director, Anti-Money Laundering Officer and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since August 2015); Director of Fund Administration, Calvert Investment Administrative Services, Inc. (since August 2015); VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015); and Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

JOHN H. STREUR AGE: 56	President and Director (except CVS)	2015
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

44 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

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CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
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Bond Portfolio
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Short Duration Income Fund
Long-Term Income Fund
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Equity Funds
Equity Portfolio
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Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

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Calvert U.S. Mid Cap Core Responsible Index Fund

Annual Report September 30, 2016 E-Delivery Sign-Up — Details Inside

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4	President’s Letter
6	Portfolio Management Discussion
10	Understanding Your Fund’s Expenses
11	Report of Independent Registered Public Accounting Firm
12	Schedule of Investments
29	Statement of Assets and Liabilities
30	Statement of Operations
31	Statement of Changes in Net Assets
33	Notes to Financial Statements
38	Financial Highlights
42	Proxy Voting
42	Availability of Quarterly Portfolio Holdings
43	Director and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareowners and Friends,
Forty years ago, Calvert Investments was founded on the belief that investment capital, properly stewarded, could improve the world for its less powerful inhabitants and improve environmental sustainability, while producing reasonable investment returns. Calvert was one of the first investment advisers to introduce the responsible investment concept, and through many years of innovation and research (supported by you, our shareholders), we have developed this philosophy to now provide even greater shareholder engagement and impact.
Corporations throughout the world, big and small, have an ever increasing role in determining social and environmental outcomes for every living being, today and into the future. The power of corporations, garnered through global influence, human capital and financial strength, especially relative to our other institutions, has been steadily increasing for decades (http://www.calvert.com/perspective/research/calvert-serafeim-series-report).
Investors recognize the impact of corporations on society, and more and more are making investment decisions based on their assessments of a company’s effect on environmental and social outcomes. Companies able to operate their business in a perceived sustainable manner, promoting, environmental and social justice stand to benefit; while those corporate laggards, that fail to embrace these new responsibilities, will falter.
Reliable information is critical in ensuring that shareholders are able to make informed assessments regarding a corporation’s sustainability profile. Key performance metrics and data (a “sustainability information system”) that indicates how a company is performing regarding environmental and social impacts, is integral to making informed responsible investment decisions. Through partnerships with world class educational institutions and forward thinking business partners, Calvert is developing valuable research methodologies and metrics to assess the quality of data inputs and results, such that we are able to assess companies’ impacts. Are we completely there yet? No, but as data becomes more transparent and consistent, driven, in part by investor demands and regulatory authorities, we will get there, such that we and other market participants can make better informed investment and purchase decisions. For example, key data that measures “true” intrinsic and extrinsic product costs, including indirect environmental and social impacts could be relevant to investors when making corporate comparisons regarding risk and profitability, and also of great interest to consumers making product purchase decisions.
Calvert is participating in the Sustainability Accounting Standards Board Investment Advisory Group, which is working to move the disclosure of ESG metrics forward through corporate SEC filings (http://www.sasb.org/). Calvert is also working to map the United Nations Sustainable Development Goals to the SASB standards (http://www.calvert.com/perspective/social-impact/unsdg-faq), in order to better evaluate the progress of any public corporation on its path towards global sustainability.
Also, involved in this effort are millions of individuals and small organizations throughout the world who are adding to this mosaic of information through their local and specialized efforts and services. They often have access to pockets of information that are not publically available or disseminated, and thereby not available to the financial data service companies. Our myriad and long running engagements with NGOs and corporations provide critical insight to our analysts, driving the enhancement of our information infrastructure forward, as they research potential investments for your portfolios and design shareholder activist agendas.
ESG data about corporate behavior provides a useful baseline, but takes on additional meaning as the Calvert Principles for Responsible Investment guide our interpretation of the data, acting as our “responsibility compass” (http://www.calvert.com/approach/how-we-invest/the-calvert-principles). In addition to providing a context consistent with Calvert’s mission, our Principles lead us to areas where additional, fundamental research is needed to develop a real understanding of corporate impact on society and the environment. In our complex, globalized and rapidly evolving world, the Principles allow us to contextualize information, whereas a rules based system, or an exclusive reliance on data from companies may miss valuable situational and circumstantial inference, as evidenced in the issues surrounding Standing Rock and the role of the corporation, Energy Transfer Partners. The Standing Rock Sioux Nation is striving to halt construction of the Dakota Access Pipeline crossing their sacred land and threatening water contamination (see our resolution in support of the Standing Rock Sioux Nation, (http://www.calvert.com/perspective/climate-and-environment/calvert-releases-statement-in-support-of-standing-rock-sioux-nation).

4 calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED)

The concerns surrounding social license and indigenous peoples’ rights are complex and do not lend themselves easily to objective quantification methods employed by the traditional financial data sources. That is why the fundamental overlay performed by the Calvert research analysts is so essential to our effective responsible investing process.
While effecting change through thoughtful ESG capital allocations is important, direct impact can be made through shareholder activism, or more specifically advocacy. Calvert’s shareholder advocacy process (28 resolutions last year) has been effective in influencing corporate behavior and provides another avenue for influencing valuable societal and environmental outcomes (http://www.calvert.com/perspective/social-impact/2016-proxy-season-brings-opportunity-to-accelerate-corporate-sustainability-progress).
Calvert’s voice reflects and respects diversity of thought and is often used to protect the interests of those most in need, and to look out for future generations. We thank you, our shareholders, friends and partners in this mission, for a good start. We promise that our work will never be done and the next forty years will reflect the increasing imperative to work vigorously to produce competitive returns for you and to use our power to forge a better today and future for our society. Often this requires Calvert to go where other investment firms have not, and to speak out and act when others do not.
Thank you, as always, for the incredible privilege to serve your needs through the Calvert Funds.
Respectfully,
John Streur
September 2016

calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Laurie Webster, CFA V.P. Investment Operations and Indexing	Dale R. Stout, CFA Index Portfolio Manager and Senior Analyst
Lise Bernhard Director, Investment Operations and Indexing
Market Review
For the 12-month period ended September 30, 2016, the S&P 500 Index rose 15.43% and the Russell 1000 Index rose 14.93% while the MSCI EAFE Index and the MSCI Emerging Markets Index rose 6.52% and 16.78%, respectively. The Russell 2000 Index returned 15.47%, with the Russell 2000 Value Index rising 18.81% and the Russell 2000 Growth Index rising 12.12%.
The United States Federal Reserve Board (the “Fed”) raised interest rates only one time during the period. This was less than many observers had expected. Long-term government bond yields ended the period lower than where they began in nearly every major economy. The Japanese yen generally strengthened and the British pound weakened over the period, with the U.S. dollar remaining relatively stable vs. the Euro and the Chinese Yuan. Commodity prices fluctuated but most ended near their starting point, except for the price of gold increasing to over $1,300/oz., as of Sept. 30, 2016.
The strong stock returns masked volatility which occurred during the twelve months. Stocks rallied to end 2015, then struggled in the first quarter of 2016, as investors became concerned about near-term economic growth. From April - September 2016, global stocks rallied as central banks kept interest rates low and economic data was generally positive.
The U.S. monthly jobs reports showed more new jobs created in June and July than in any previous month during 2016. The housing and consumer recovery continued to pick up steam. OPEC announced its first production cut in eight years in September. However, market reaction was muted as any negative effects are likely to be mitigated by U.S. producers’ ability to step in and fill outstanding demand. Inflation remained low, contributing to the decision by the Fed in September to maintain its steady-state policy, while indicating an increased probability of a December rate hike.
Investment Strategy and Technique
The Fund seeks to track the performance of the Calvert U.S. Mid Cap Core Responsible Index (the “Index”), which measures the investment return of stocks of U.S. mid-capitalization companies.
The Calvert U.S. Mid Cap Core Responsible Index Fund is managed using a passive investment strategy with the objective of matching the day-to-day investment performance of the Calvert U.S. Mid Cap Core Responsible Index as closely as practicable. This is accomplished by investing in all, or virtually all, of the stocks in the Index and holding them in the same proportion.
The constituents of the Calvert U.S. Mid Cap Core Responsible Index consist of the constituents of approximately the lower 80% of the market capitalization of the Calvert U.S. Large Cap Core Responsible Index.
The Index reconstitutes semiannually and is rebalanced quarterly.
Fund Performance Relative to the Benchmark
The Calvert U.S. Mid Cap Core Responsible Index Fund Class A shares (at NAV) returned 6.55% since inception on October 30, 2015 through September 30, 2016. The Fund underperformed its benchmark, the Calvert U.S. Mid Cap Core Responsible Index, which returned 7.39% for the period. The difference in returns was primarily the result of Fund expenses, which the Index does not incur.

6 calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Information Technology	17.3%
Consumer Discretionary	17.2%
Industrials	13.9%
Financials	12.9%
Health Care	11.1%
Energy	7.8%
Utilities	6.6%
Materials	6.0%
Consumer Staples	5.2%
Telecommunication Services	1.0%
Short-Term Investments	0.6%
Real Estate	0.4%
Total	100%

* Does not reflect the value of securities held as cash collateral on securities loaned.

Since inception through September 30, 2016, within the Index and the Fund, the utilities sector was the best performer while the real estate sector was the poorest. Real Estate is a new sector, created from companies reclassified out of the Financials sector. Six of the remaining nine sectors generated positive returns. The largest contributors to investment performance were in the energy, utilities and information technology sectors but along with energy, the health care and consumer discretionary sectors held the largest detractors.
Positioning and Market Outlook
We remain constructive on the U.S. economy over the medium-to-long run and believe U.S. stocks can continue to post solid performance, although probably not as robust as what we’ve experienced in recent years. While valuations of U.S. equities appear stretched based on historical standards, the positive economic environment in the U.S. relative to the rest of the world should support elevated valuation levels. Many international economies continue to be hindered by underlying structural and economic fiscal challenges, including Europe and Japan.
In the near-term, equity markets face several potential headwinds. The U.S. economy is in solid shape and benefiting from improved visibility into growth, but uncertainty around the outcome of the presidential election, the Fed’s anticipated December interest-rate hike, and political decisions in other parts of Europe post-Brexit could lead to increased volatility. However, accommodative monetary policy by central banks around the world should limit the downside.

CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/16	SINCE INCEPTION 10/30/15 THROUGH 9/30/16
Class A	7.76%	6.55%
Class C	7.37%	5.82%
Class I	8.01%	6.91%
Class Y	7.91%	6.79%
Calvert U.S. Mid Cap Core Responsible Index	8.14%	7.39%
Russell Midcap Index	7.84%	7.58%
Lipper Mid-Cap Core Funds Average	7.13%	5.56%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
Spectra Energy Corp.		2.1%
Baker Hughes, Inc.		1.5%
Consolidated Edison, Inc.		1.1%
National Oilwell Varco, Inc.		1.0%
Johnson Controls International plc		0.9%
ONEOK, Inc.		0.7%
Cheniere Energy, Inc.		0.7%
Nucor Corp.		0.7%
American Water Works Co., Inc.		0.6%
Ball Corp.		0.6%
Total		9.9%

Europe may experience a bit of a relief rally, benefiting from continued easing by the ECB and modest improvements in economic data, but structural problems remain. As we anticipated, the impact of Brexit on the global economy and the reaction by markets thus far has been relatively muted, but we are starting to see some implications in the UK with the pound declining and inflation picking-up. The potential for geopolitical turmoil in a number of different European countries is also still a risk that we continue to monitor.
While we remain cautious on China’s long-term growth prospects, their injection of stimulus is starting to flow through to the real economy, easing concerns about a hard economic landing and providing support for the global economy, especially emerging markets.

calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 7

Laurie Webster, CFA	Dale R. Stout, CFA

Lise Bernhard
Calvert Investment Management, Inc.
September 2016

8 calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2016
TOTAL RETURNS	Ticker Symbol	Since Inception (10/30/2015)
Class A (with max. load)	CMJAX	1.48%
Class C (with max. load)	CMJCX	4.82%
Class I	CMJIX	6.91%
Class Y	CMJYX	6.79%
Calvert U.S. Mid Cap Core Responsible Index		7.39%
Russell Midcap Index		7.58%
Lipper Mid-Cap Core Funds Average		5.56%

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.79%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 9

UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
The fund may charge an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	0.57%	$1,000.00	$1,077.60	$2.96
Hypothetical (5% return per year before expenses)	0.57%	$1,000.00	$1,022.15	$2.88
Class C
Actual	1.32%	$1,000.00	$1,073.70	$6.84
Hypothetical (5% return per year before expenses)	1.32%	$1,000.00	$1,018.40	$6.66
Class I
Actual	0.22%	$1,000.00	$1,080.10	$1.14
Hypothetical (5% return per year before expenses)	0.22%	$1,000.00	$1,023.90	$1.11
Class Y
Actual	0.32%	$1,000.00	$1,079.10	$1.66
Hypothetical (5% return per year before expenses)	0.32%	$1,000.00	$1,023.40	$1.62

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

10 calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert U.S. Mid Cap Core Responsible Index Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert U.S. Mid Cap Core Responsible Index Fund (the “Fund”), a series of Calvert Responsible Index Series, Inc., including the schedule of investments, as of September 30, 2016, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from October 30, 2015 (inception date) through September 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert U.S. Mid Cap Core Responsible Index Fund as of September 30, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the period from October 30, 2015 (inception date) through September 30, 2016, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 23, 2016

calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 11

CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	SHARES	VALUE ($)
COMMON STOCKS - 99.1%

Aerospace & Defense - 0.9%
B/E Aerospace, Inc.	347	17,926
HEICO Corp.	163	11,280
Hexcel Corp.	310	13,733
Rockwell Collins, Inc.	441	37,194
Spirit AeroSystems Holdings, Inc., Class A *	440	19,598
TransDigm Group, Inc. *	170	49,150
		148,881

Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	484	34,103
Expeditors International of Washington, Inc.	614	31,633
XPO Logistics, Inc. *	229	8,397
		74,133

Airlines - 0.7%
Alaska Air Group, Inc.	418	27,529
American Airlines Group, Inc.	1,808	66,191
JetBlue Airways Corp. *	1,098	18,930
		112,650

Auto Components - 1.9%
BorgWarner, Inc.	776	27,299
Delphi Automotive plc	994	70,892
Gentex Corp.	1,039	18,245
Johnson Controls International plc	3,090	143,778
Lear Corp.	261	31,638
Tenneco, Inc. *	203	11,829
Visteon Corp.	124	8,886
		312,567

Automobiles - 0.3%
Harley-Davidson, Inc.	648	34,078
Thor Industries, Inc.	160	13,552
		47,630

Banks - 4.2%
Associated Banc-Corp.	489	9,580
Bank of Hawaii Corp.	136	9,876
Bank of the Ozarks, Inc.	348	13,363
BankUnited, Inc.	339	10,238
BOK Financial Corp. (a)	67	4,621
CIT Group, Inc.	657	23,849
Citizens Financial Group, Inc.	1,679	41,488
Comerica, Inc.	562	26,594

12 calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Commerce Bancshares, Inc.	270	13,300
Cullen/Frost Bankers, Inc. (a)	177	12,733
East West Bancorp, Inc.	468	17,180
Fifth Third Bancorp	2,491	50,966
First Citizens BancShares, Inc., Class A	24	7,053
First Horizon National Corp.	741	11,286
First Republic Bank	482	37,167
FNB Corp.	664	8,167
Home BancShares, Inc.	402	8,366
Huntington Bancshares, Inc.	3,507	34,579
Investors Bancorp, Inc.	1,009	12,118
KeyCorp	3,498	42,571
M&T Bank Corp.	510	59,211
MB Financial, Inc.	197	7,494
PacWest Bancorp	391	16,778
People's United Financial, Inc.	1,012	16,010
Popular, Inc.	337	12,880
PrivateBancorp, Inc.	242	11,113
Prosperity Bancshares, Inc.	226	12,405
Regions Financial Corp.	4,057	40,043
Signature Bank *	172	20,373
SVB Financial Group *	169	18,681
Synovus Financial Corp.	397	12,914
UMB Financial Corp.	139	8,264
Umpqua Holdings Corp.	703	10,580
United Bankshares, Inc. (a)	214	8,061
Webster Financial Corp.	293	11,137
Western Alliance Bancorp *	301	11,300
Zions Bancorporation	667	20,690
		693,029

Beverages - 0.4%
Dr Pepper Snapple Group, Inc.	671	61,269

Biotechnology - 1.4%
ACADIA Pharmaceuticals, Inc. *	307	9,766
Agios Pharmaceuticals, Inc. *(a)	98	5,176
Alkermes plc *	507	23,844
Alnylam Pharmaceuticals, Inc. *	239	16,199
BioMarin Pharmaceutical, Inc. *	574	53,106
Dyax Corp. CVR *(b)	151	168
Incyte Corp. *	588	55,443
Intercept Pharmaceuticals, Inc. *	59	9,711
Ionis Pharmaceuticals, Inc. *(a)	407	14,912
Juno Therapeutics, Inc. *(a)	250	7,503
Myriad Genetics, Inc. *	226	4,651
Seattle Genetics, Inc. *	321	17,337
United Therapeutics Corp. *	146	17,240
		235,056

calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Building Products - 0.9%
A.O. Smith Corp.	298	29,439
Allegion plc	325	22,396
Armstrong World Industries, Inc. *	167	6,900
Lennox International, Inc.	133	20,885
Masco Corp.	1,120	38,427
Owens Corning	392	20,929
USG Corp. *	302	7,807
		146,783

Capital Markets - 3.4%
Affiliated Managers Group, Inc. *	175	25,323
Ameriprise Financial, Inc.	525	52,379
Artisan Partners Asset Management, Inc., Class A	226	6,147
CBOE Holdings, Inc.	264	17,120
E*Trade Financial Corp. *	890	25,917
Eaton Vance Corp.	368	14,370
Federated Investors, Inc., Class B	298	8,830
Interactive Brokers Group, Inc., Class A	1,334	47,050
Invesco Ltd.	1,325	41,433
Janus Capital Group, Inc.	465	6,515
Legg Mason, Inc.	300	10,044
LPL Financial Holdings, Inc. (a)	252	7,537
MarketAxess Holdings, Inc.	122	20,202
Moody's Corp.	544	58,904
MSCI, Inc.	308	25,854
Northern Trust Corp.	692	47,049
NorthStar Asset Management Group, Inc.	604	7,810
Raymond James Financial, Inc.	410	23,866
SEI Investments Co.	438	19,977
Stifel Financial Corp. *	212	8,151
T. Rowe Price Group, Inc.	808	53,732
TD Ameritrade Holding Corp.	787	27,734
		555,944

Chemicals - 1.4%
Axalta Coating Systems Ltd. *	1,520	42,970
International Flavors & Fragrances, Inc.	565	80,778
Mosaic Co. (The)	2,488	60,857
PolyOne Corp.	596	20,151
Sensient Technologies Corp.	318	24,104
		228,860

Commercial Services & Supplies - 0.7%
Cintas Corp.	292	32,879
Clean Harbors, Inc. *	175	8,397
Copart, Inc. *	332	17,782
Deluxe Corp.	163	10,892
Healthcare Services Group, Inc.	242	9,578
KAR Auction Services, Inc.	471	20,329

14 calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Pitney Bowes, Inc.	633	11,495
Rollins, Inc.	322	9,428
		120,780

Communications Equipment - 1.2%
Arista Networks, Inc. *	139	11,826
ARRIS International plc *	643	18,216
Brocade Communications Systems, Inc.	1,351	12,470
Ciena Corp. *	459	10,006
CommScope Holding Co., Inc. *	532	16,019
EchoStar Corp., Class A *	311	13,631
F5 Networks, Inc. *	222	27,670
Juniper Networks, Inc.	1,283	30,869
Motorola Solutions, Inc.	559	42,641
NetScout Systems, Inc. *	303	8,863
ViaSat, Inc. *	150	11,197
		203,408

Construction & Engineering - 0.3%
Dycom Industries, Inc. *	105	8,587
EMCOR Group, Inc.	204	12,163
Quanta Services, Inc. *	513	14,359
Valmont Industries, Inc.	76	10,227
		45,336

Consumer Finance - 0.5%
Ally Financial, Inc.	1,563	30,431
Credit Acceptance Corp. *(a)	34	6,836
Navient Corp.	1,040	15,049
OneMain Holdings, Inc. *	407	12,597
SLM Corp. *	1,391	10,391
		75,304

Containers & Packaging - 3.2%
Avery Dennison Corp.	628	48,852
Ball Corp.	1,238	101,454
Bemis Co., Inc.	669	34,126
Berry Plastics Group, Inc. *	864	37,886
Crown Holdings, Inc. *	992	56,633
Graphic Packaging Holding Co.	2,254	31,533
Owens-Illinois, Inc. *	1,151	21,167
Sealed Air Corp.	1,397	64,011
Sonoco Products Co.	708	37,404
WestRock Co.	1,786	86,585
		519,651

Distributors - 0.6%
Genuine Parts Co.	542	54,444
LKQ Corp. *	1,112	39,431
		93,875

calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Diversified Consumer Services - 0.2%
Bright Horizons Family Solutions, Inc. *	155	10,368
Graham Holdings Co., Class B	20	9,627
ServiceMaster Global Holdings, Inc. *	494	16,638
		36,633

Diversified Financial Services - 0.2%
Leucadia National Corp.	1,049	19,973
Voya Financial, Inc.	645	18,589
		38,562

Diversified Telecommunication Services - 0.9%
CenturyLink, Inc.	1,549	42,489
Frontier Communications Corp.	3,289	13,682
Level 3 Communications, Inc. *	826	38,310
SBA Communications Corp., Class A *	355	39,817
Zayo Group Holdings, Inc. *	372	11,052
		145,350

Electric Utilities - 1.2%
Alliant Energy Corp.	1,737	66,544
ITC Holdings Corp.	1,172	54,475
OGE Energy Corp.	1,526	48,252
Portland General Electric Co.	676	28,791
		198,062

Electrical Equipment - 1.2%
Acuity Brands, Inc.	149	39,425
AMETEK, Inc.	789	37,699
EnerSys	148	10,240
Hubbell, Inc.	174	18,747
Regal-Beloit Corp.	149	8,864
Rockwell Automation, Inc.	442	54,074
Sensata Technologies Holding NV *	580	22,492
SolarCity Corp. *(a)	221	4,323
		195,864

Electronic Equipment & Instruments - 1.7%
Amphenol Corp., Class A	1,041	67,582
Arrow Electronics, Inc. *	308	19,703
Avnet, Inc.	429	17,615
Belden, Inc.	140	9,659
Dolby Laboratories, Inc., Class A	340	18,459
Fitbit, Inc., Class A *(a)	614	9,112
Flex Ltd. *	1,828	24,897
FLIR Systems, Inc.	455	14,296
Ingram Micro, Inc., Class A	504	17,973
IPG Photonics Corp. *	123	10,129
Jabil Circuit, Inc.	633	13,812
Keysight Technologies, Inc. *	573	18,158

16 calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
National Instruments Corp.	348	9,883
Trimble Navigation Ltd. *	835	23,847
Universal Display Corp. *	147	8,160
		283,285

Energy Equipment & Services - 4.2%
Baker Hughes, Inc.	4,811	242,811
Core Laboratories NV	496	55,716
Dril-Quip, Inc. *	419	23,355
Ensco plc, Class A	3,388	28,798
FMC Technologies, Inc. *	2,537	75,273
Frank's International NV (a)	552	7,176
National Oilwell Varco, Inc.	4,246	155,998
Oceaneering International, Inc.	1,103	30,343
RPC, Inc. *	661	11,105
Weatherford International plc *	10,076	56,627
		687,202

Food & Staples Retailing - 0.6%
Casey's General Stores, Inc.	142	17,061
PriceSmart, Inc.	75	6,282
Rite Aid Corp. *	3,774	29,022
Sprouts Farmers Market, Inc. *	496	10,242
Whole Foods Market, Inc.	1,147	32,518
		95,125

Food Products - 3.4%
B&G Foods, Inc.	235	11,557
Blue Buffalo Pet Products, Inc. *	271	6,439
Bunge Ltd.	502	29,733
Campbell Soup Co.	677	37,032
ConAgra Foods, Inc.	1,510	71,136
Flowers Foods, Inc. (a)	647	9,783
Hain Celestial Group, Inc. (The) *	374	13,307
Hershey Co. (The)	710	67,876
Hormel Foods Corp.	971	36,830
J. M. Smucker Co. (The)	421	57,062
Lancaster Colony Corp.	70	9,246
McCormick & Co., Inc.	456	45,563
Mead Johnson Nutrition Co.	668	52,779
Pinnacle Foods, Inc.	427	21,423
Post Holdings, Inc. *	252	19,447
Snyder's-Lance, Inc.	303	10,175
TreeHouse Foods, Inc. *	205	17,874
WhiteWave Foods Co. (The) *	598	32,549
		549,811

Gas Utilities - 1.7%
Atmos Energy Corp.	793	59,055
New Jersey Resources Corp.	655	21,523

calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
ONE Gas, Inc.	397	24,550
Piedmont Natural Gas Co., Inc.	631	37,885
Southwest Gas Corp.	361	25,219
Spire, Inc.	347	22,118
UGI Corp.	1,324	59,898
WGL Holdings, Inc.	388	24,328
		274,576

Health Care Equipment & Supplies - 3.8%
ABIOMED, Inc. *	135	17,358
Alere, Inc. *	292	12,626
Align Technology, Inc. *	252	23,625
Baxter International, Inc.	1,646	78,350
Cantel Medical Corp.	120	9,358
Cooper Cos., Inc. (The)	163	29,219
DENTSPLY SIRONA, Inc.	784	46,593
DexCom, Inc. *	280	24,545
Edwards Lifesciences Corp. *	716	86,321
Hill-Rom Holdings, Inc.	200	12,396
Hologic, Inc. *	928	36,034
IDEXX Laboratories, Inc. *	299	33,706
NuVasive, Inc. *	166	11,066
ResMed, Inc.	470	30,451
St. Jude Medical, Inc.	953	76,011
STERIS plc	290	21,199
Teleflex, Inc.	147	24,703
Varian Medical Systems, Inc. *	314	31,253
West Pharmaceutical Services, Inc.	246	18,327
		623,141

Health Care Providers & Services - 2.5%
Acadia Healthcare Co., Inc. *	251	12,437
AmerisourceBergen Corp.	605	48,872
Amsurg Corp. *	184	12,337
Brookdale Senior Living, Inc. *	625	10,906
Centene Corp. *	571	38,234
DaVita, Inc. *	553	36,537
Envision Healthcare Holdings, Inc. *	629	14,008
HealthSouth Corp.	297	12,049
Henry Schein, Inc. *	275	44,819
Laboratory Corporation of America Holdings *	344	47,293
LifePoint Health, Inc. *	141	8,351
Mednax, Inc. *	315	20,869
Molina Healthcare, Inc. *	140	8,165
Patterson Cos., Inc.	275	12,633
Premier, Inc., Class A *	478	15,459
Quest Diagnostics, Inc.	465	39,353
Team Health Holdings, Inc. *	242	7,880
VCA, Inc. *	270	18,895
		409,097

18 calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Health Care Technology - 0.7%
athenahealth, Inc. *(a)	132	16,648
Cerner Corp. *	1,011	62,429
IMS Health Holdings, Inc. *	490	15,357
Veeva Systems, Inc., Class A *	394	16,264
		110,698

Hotels, Restaurants & Leisure - 3.1%
Aramark	720	27,382
Brinker International, Inc.	197	9,935
Buffalo Wild Wings, Inc. *	65	9,148
Chipotle Mexican Grill, Inc. *	106	44,891
Cracker Barrel Old Country Store, Inc. (a)	86	11,371
Darden Restaurants, Inc.	460	28,207
Domino's Pizza, Inc.	175	26,574
Dunkin' Brands Group, Inc.	334	17,395
Hilton Worldwide Holdings, Inc.	1,900	43,567
Hyatt Hotels Corp., Class A *	446	21,952
Jack in the Box, Inc.	119	11,417
Marriott International, Inc., Class A	1,359	91,515
Norwegian Cruise Line Holdings Ltd. *	695	26,202
Panera Bread Co., Class A *	86	16,746
Royal Caribbean Cruises Ltd.	612	45,869
Six Flags Entertainment Corp.	315	16,887
Texas Roadhouse, Inc.	228	8,899
Vail Resorts, Inc.	132	20,708
Wendy's Co. (The)	833	8,996
Wyndham Worldwide Corp.	398	26,797
		514,458

Household Durables - 1.7%
Garmin Ltd.	372	17,897
Harman International Industries, Inc.	254	21,450
Helen of Troy Ltd. *	100	8,617
Leggett & Platt, Inc.	487	22,198
Mohawk Industries, Inc. *	230	46,078
Newell Brands, Inc.	1,756	92,471
Tempur Sealy International, Inc. *	182	10,327
Tupperware Brands Corp.	184	12,028
Whirlpool Corp.	275	44,594
		275,660

Household Products - 0.6%
Church & Dwight Co., Inc.	927	44,422
Clorox Co. (The)	468	58,584
		103,006

calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Independent Power and Renewable Electricity Producers - 0.7%
AES Corp.	5,036	64,713
NRG Energy, Inc.	2,395	26,848
NRG Yield, Inc., Class A	1,426	23,272
		114,833

Industrial Conglomerates - 0.5%
Carlisle Cos., Inc.	220	22,565
Roper Technologies, Inc.	346	63,135
		85,700

Insurance - 4.2%
Alleghany Corp. *	50	26,251
American Financial Group, Inc.	237	17,775
Arch Capital Group Ltd. *	396	31,387
Arthur J. Gallagher & Co.	575	29,250
Assurant, Inc.	196	18,081
Assured Guaranty Ltd.	429	11,905
Axis Capital Holdings Ltd.	295	16,027
Cincinnati Financial Corp.	484	36,503
CNO Financial Group, Inc.	567	8,658
Endurance Specialty Holdings Ltd.	209	13,679
Everest Re Group Ltd.	83	15,768
First American Financial Corp.	357	14,023
Hanover Insurance Group, Inc. (The)	137	10,333
Hartford Financial Services Group, Inc. (The)	1,255	53,739
Lincoln National Corp.	753	35,376
Loews Corp.	893	36,747
Primerica, Inc. (a)	149	7,901
Principal Financial Group, Inc.	869	44,762
ProAssurance Corp.	170	8,922
Progressive Corp. (The)	1,892	59,598
Reinsurance Group of America, Inc.	208	22,452
RenaissanceRe Holdings Ltd.	134	16,101
RLI Corp.	124	8,477
Torchmark Corp.	360	23,000
Unum Group	758	26,765
White Mountains Insurance Group Ltd.	15	12,450
Willis Towers Watson plc	422	56,029
XL Group Ltd.	889	29,897
		691,856

Internet & Direct Marketing Retail - 0.2%
HSN, Inc.	110	4,378
TripAdvisor, Inc. *	454	28,684
Wayfair, Inc., Class A *(a)	183	7,205
		40,267

20 calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Internet Software & Services - 1.2%
Akamai Technologies, Inc. *	586	31,052
CoStar Group, Inc. *	109	23,602
IAC/InterActiveCorp	268	16,742
j2 Global, Inc.	158	10,524
Pandora Media, Inc. *	762	10,919
Rackspace Hosting, Inc. *	356	11,282
Twitter, Inc. *	2,004	46,192
VeriSign, Inc. *	313	24,489
Zillow Group, Inc., Class A *	517	17,811
		192,613

IT Services - 4.9%
Alliance Data Systems Corp. *	197	42,262
Amdocs Ltd.	504	29,156
Black Knight Financial Services, Inc., Class A *(a)	171	6,994
Booz Allen Hamilton Holding Corp.	423	13,371
Broadridge Financial Solutions, Inc.	396	26,845
Computer Sciences Corp.	471	24,591
Convergys Corp.	323	9,826
CoreLogic, Inc. *	291	11,413
CSRA, Inc.	491	13,208
DST Systems, Inc.	108	12,735
EPAM Systems, Inc. *	148	10,258
Euronet Worldwide, Inc. *	147	12,029
Fidelity National Information Services, Inc.	1,105	85,118
First Data Corp., Class A *	3,107	40,888
Fiserv, Inc. *	741	73,707
Gartner, Inc. *	277	24,501
Genpact Ltd. *	485	11,616
Global Payments, Inc.	515	39,531
Jack Henry & Associates, Inc.	263	22,500
Leidos Holdings, Inc.	479	20,731
MAXIMUS, Inc.	219	12,387
Paychex, Inc.	1,081	62,557
Sabre Corp.	694	19,557
Square, Inc., Class A *(a)	979	11,415
Syntel, Inc. *	101	4,233
Teradata Corp. *	432	13,392
Total System Services, Inc.	554	26,121
Vantiv, Inc., Class A *	642	36,125
Western Union Co. (The)	1,635	34,041
WEX, Inc. *	130	14,052
Xerox Corp.	2,869	29,063
		794,223

calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 21

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Leisure Products - 0.6%
Brunswick Corp.	329	16,049
Hasbro, Inc.	409	32,446
Mattel, Inc.	1,234	37,365
Polaris Industries, Inc. (a)	216	16,727
		102,587

Life Sciences - Tools & Services - 1.5%
Agilent Technologies, Inc.	1,091	51,375
Bio-Rad Laboratories, Inc., Class A *	83	13,596
Bio-Techne Corp.	125	13,688
Bruker Corp.	352	7,973
Charles River Laboratories International, Inc. *	156	13,001
Mettler-Toledo International, Inc. *	89	37,365
PAREXEL International Corp. *	178	12,362
PerkinElmer, Inc.	368	20,649
PRA Health Sciences, Inc. *	102	5,764
Quintiles Transnational Holdings, Inc. *	271	21,967
VWR Corp. *	281	7,969
Waters Corp. *	271	42,951
		248,660

Machinery - 4.6%
AGCO Corp.	233	11,491
Allison Transmission Holdings, Inc.	564	16,175
CLARCOR, Inc.	166	10,790
Colfax Corp. *	332	10,435
Crane Co.	166	10,460
Cummins, Inc.	529	67,791
Donaldson Co., Inc.	454	16,948
Dover Corp.	527	38,808
Flowserve Corp.	442	21,322
Graco, Inc.	187	13,838
IDEX Corp.	258	24,141
Ingersoll-Rand plc	880	59,787
ITT, Inc.	299	10,716
Lincoln Electric Holdings, Inc.	215	13,463
Middleby Corp. (The) *	195	24,106
Nordson Corp.	179	17,834
Oshkosh Corp.	251	14,056
PACCAR, Inc.	1,196	70,301
Parker-Hannifin Corp.	457	57,367
Pentair plc	565	36,296
Snap-on, Inc.	197	29,936
Stanley Black & Decker, Inc.	513	63,089
Timken Co. (The)	235	8,258
Toro Co. (The)	371	17,378

22 calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
WABCO Holdings, Inc. *	179	20,322
Wabtec Corp.	306	24,985
Woodward, Inc.	189	11,809
Xylem, Inc.	608	31,890
		753,792

Media - 2.5%
AMC Networks, Inc., Class A *	260	13,484
Cable One, Inc.	17	9,928
Cinemark Holdings, Inc.	385	14,738
Interpublic Group of Cos., Inc. (The)	1,451	32,430
John Wiley & Sons, Inc., Class A	196	10,115
Liberty Broadband Corp., Class A *	670	47,007
Liberty SiriusXM Group, Class A *	1,025	34,829
Lions Gate Entertainment Corp.	538	10,755
Madison Square Garden Co. (The), Class A *	81	13,722
Omnicom Group, Inc.	862	73,270
Scripps Networks Interactive, Inc., Class A	467	29,650
Sinclair Broadcast Group, Inc., Class A	327	9,444
Sirius XM Holdings, Inc. *	6,219	25,933
Starz, Class A *	329	10,261
Tribune Media Co., Class A	277	10,116
Viacom, Inc., Class B	1,466	55,855
		401,537

Metals & Mining - 1.3%
Compass Minerals International, Inc.	240	17,688
Nucor Corp.	2,261	111,807
Reliance Steel & Aluminum Co.	512	36,879
Steel Dynamics, Inc.	1,722	43,033
		209,407

Multi-Utilities - 2.1%
CenterPoint Energy, Inc.	3,291	76,450
CMS Energy Corp.	2,138	89,817
Consolidated Edison, Inc.	2,326	175,148
		341,415

Multiline Retail - 1.0%
Dollar Tree, Inc. *	859	67,801
J.C. Penney Co., Inc. *	1,102	10,160
Kohl's Corp.	654	28,613
Macy's, Inc.	1,117	41,385
Nordstrom, Inc. (a)	423	21,945
		169,904

calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 23

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Oil, Gas & Consumable Fuels - 3.6%
Cheniere Energy Partners LP Holdings LLC	521	11,848
Cheniere Energy, Inc. *	2,650	115,540
ONEOK, Inc.	2,366	121,589
Spectra Energy Corp.	7,883	336,998
		585,975

Paper & Forest Products - 0.1%
Domtar Corp.	444	16,486

Personal Products - 0.3%
Coty, Inc., Class A *(a)	462	10,857
Edgewell Personal Care Co. *	213	16,938
Herbalife Ltd. *(a)	252	15,621
		43,416

Pharmaceuticals - 1.1%
Akorn, Inc. *	290	7,905
Catalent, Inc. *	353	9,122
Impax Laboratories, Inc. *	243	5,759
Jazz Pharmaceuticals plc *	202	24,539
Perrigo Co. plc	479	44,226
Prestige Brands Holdings, Inc. *	178	8,592
Zoetis, Inc.	1,665	86,597
		186,740

Professional Services - 1.6%
Dun & Bradstreet Corp. (The)	124	16,941
Equifax, Inc.	407	54,774
IHS Markit Ltd. *	1,295	48,627
Manpowergroup, Inc.	235	16,981
Nielsen Holdings plc	975	52,231
Robert Half International, Inc.	444	16,810
TransUnion *	243	8,384
Verisk Analytics, Inc. *	533	43,322
		258,070

Real Estate Management & Development - 0.4%
CBRE Group, Inc., Class A *	971	27,169
Howard Hughes Corp. (The) *	117	13,397
Jones Lang LaSalle, Inc.	146	16,613
Realogy Holdings Corp.	478	12,361
		69,540

Road & Rail - 0.8%
AMERCO	29	9,403
Avis Budget Group, Inc. *	309	10,571
Genesee & Wyoming, Inc., Class A *	198	13,652
JB Hunt Transport Services, Inc.	297	24,099
Kansas City Southern	366	34,155

24 calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Landstar System, Inc.	141	9,599
Old Dominion Freight Line, Inc. *	237	16,260
Ryder System, Inc.	179	11,805
		129,544

Semiconductors & Semiconductor Equipment - 3.6%
Advanced Micro Devices, Inc. *	2,199	15,195
Analog Devices, Inc.	1,036	66,770
Cavium, Inc. *	192	11,174
Cree, Inc. *	334	8,591
Cypress Semiconductor Corp.	1,051	12,780
First Solar, Inc. *(a)	254	10,030
Integrated Device Technology, Inc. *	445	10,280
KLA-Tencor Corp.	523	36,458
Lam Research Corp.	540	51,143
Linear Technology Corp.	803	47,610
Marvell Technology Group Ltd.	1,500	19,905
Maxim Integrated Products, Inc.	950	37,934
Microchip Technology, Inc.	722	44,865
Micron Technology, Inc. *	3,500	62,230
ON Semiconductor Corp. *	1,401	17,260
Qorvo, Inc. *	429	23,912
Skyworks Solutions, Inc.	632	48,121
SunPower Corp. *(a)	178	1,588
Teradyne, Inc.	682	14,718
Xilinx, Inc.	850	46,189
		586,753

Software - 4.1%
ANSYS, Inc. *	294	27,227
Aspen Technology, Inc. *	264	12,353
Autodesk, Inc. *	658	47,593
Blackbaud, Inc.	157	10,415
CA, Inc.	1,053	34,833
CDK Global, Inc.	506	29,024
Citrix Systems, Inc. *	522	44,485
Electronic Arts, Inc. *	1,014	86,596
Fair Isaac Corp.	104	12,957
FireEye, Inc. *(a)	498	7,336
Fortinet, Inc. *	495	18,280
Guidewire Software, Inc. *	244	14,635
Manhattan Associates, Inc. *	237	13,656
NetSuite, Inc. *	119	13,172
Nuance Communications, Inc. *	821	11,905
PTC, Inc. *	387	17,148
ServiceNow, Inc. *	513	40,604
Splunk, Inc. *	451	26,465
Symantec Corp.	2,075	52,082
Synopsys, Inc. *	507	30,090
Take-Two Interactive Software, Inc. *	290	13,073

calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 25

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Tyler Technologies, Inc. *	111	19,007
Ultimate Software Group, Inc. (The) *	97	19,826
Workday, Inc., Class A *	671	61,524
		664,286

Specialty Retail - 3.4%
Advance Auto Parts, Inc.	267	39,815
American Eagle Outfitters, Inc.	609	10,877
AutoNation, Inc. *	244	11,885
Bed Bath & Beyond, Inc.	559	24,099
Best Buy Co., Inc.	1,000	38,180
Burlington Stores, Inc. *	260	21,065
CarMax, Inc. *	693	36,972
CST Brands, Inc.	276	13,273
Foot Locker, Inc.	483	32,709
GameStop Corp., Class A (a)	370	10,208
Gap, Inc. (The) (a)	792	17,614
Michaels Cos., Inc. (The) *	540	13,052
Penske Automotive Group, Inc. (a)	138	6,649
Ross Stores, Inc.	1,445	92,914
Sally Beauty Holdings, Inc. *	524	13,456
Signet Jewelers Ltd.	274	20,421
Staples, Inc.	2,369	20,255
Tiffany & Co.	389	28,253
Tractor Supply Co.	484	32,597
Ulta Salon, Cosmetics & Fragrance, Inc. *	214	50,928
Williams-Sonoma, Inc. (a)	292	14,915
		550,137

Technology Hardware, Storage & Peripherals - 0.6%
Seagate Technology plc	1,005	38,743
Western Digital Corp.	958	56,014
		94,757

Textiles, Apparel & Luxury Goods - 1.6%
Carter's, Inc.	182	15,781
Coach, Inc.	1,010	36,926
Columbia Sportswear Co.	98	5,561
Hanesbrands, Inc.	1,368	34,542
Kate Spade & Co. *	466	7,983
lululemon athletica, Inc. *	419	25,551
Michael Kors Holdings Ltd. *	612	28,635
PVH Corp.	291	32,155
Skechers U.S.A., Inc., Class A *	577	13,213
Under Armour, Inc., Class A *(a)	1,499	57,981
		258,328

Thrifts & Mortgage Finance - 0.3%
MGIC Investment Corp. *	1,078	8,624
New York Community Bancorp, Inc.	1,583	22,526

26 calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Radian Group, Inc.	678	9,187
TFS Financial Corp.	193	3,437
		43,774

Trading Companies & Distributors - 1.0%
Air Lease Corp.	320	9,146
Fastenal Co.	980	40,944
HD Supply Holdings, Inc. *	684	21,874
Herc Holdings, Inc. *	415	13,985
MSC Industrial Direct Co., Inc., Class A	209	15,343
United Rentals, Inc. *	294	23,076
W.W. Grainger, Inc.	189	42,495
		166,863

Transportation Infrastructure - 0.1%
Macquarie Infrastructure Corp.	254	21,143

Water Utilities - 0.9%
American Water Works Co., Inc.	1,359	101,707
Aqua America, Inc.	1,347	41,057
		142,764

Wireless Telecommunication Services - 0.1%
Sprint Corp. *	1,918	12,716
Telephone & Data Systems, Inc.	279	7,583
United States Cellular Corp. *	64	2,326
		22,625

Total Common Stocks (Cost $15,360,671)		16,203,681

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 0.6%
State Street Bank Time Deposit, 0.293%, 10/3/16	99,480	99,480

Total Time Deposit (Cost $99,480)		99,480

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 2.1%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.26%	342,382	342,382

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $342,382)		342,382

TOTAL INVESTMENTS (Cost $15,802,533) - 101.8%		16,645,543
Other assets and liabilities, net - (1.8%)		(289,162)
NET ASSETS - 100.0%		$16,356,381
See notes to financial statements.

calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 27

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security, or portion of security, is on loan. Total value of securities on loan is $334,607 as of September 30, 2016.
(b) This security was valued under the direction of the Board of Directors. Total market value of fair valued securities amounts to $168, which represents 0.0% of the net assets of the Fund as of September 30, 2016.

Abbreviations:
CVR:	Contingent Value Rights
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
plc:	Public Limited Company
See notes to financial statements.

28 calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

ASSETS
Investments in securities, at value (Cost $15,802,533) - see accompanying schedule	$16,645,543
Cash	366
Receivable for securities sold	42,462
Receivable for shares sold	65,828
Dividends and interest receivable	13,591
Securities lending income receivable	370
Directors' deferred compensation plan	3,240
Receivable from Calvert Investment Management, Inc.	54,927
Total assets	16,826,327

LIABILITIES
Payable for securities purchased	98,071
Payable upon return of securities loaned	342,382
Payable to Calvert Investment Distributors, Inc.	1,291
Payable to Calvert Investment Services, Inc.	94
Payable for Directors' fees and expenses	340
Directors' deferred compensation plan	3,240
Accrued expenses and other liabilities	24,528
Total liabilities	469,946
NET ASSETS	$16,356,381

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 256,080 shares outstanding	$5,046,250
Class C: 12,361 shares outstanding	248,290
Class I: 224,852 shares outstanding	4,271,708
Class Y: 275,422 shares outstanding	5,719,238
Undistributed net investment income	106,381
Accumulated net realized gain (loss)	121,504
Net unrealized appreciation (depreciation)	843,010
NET ASSETS	$16,356,381

NET ASSET VALUE PER SHARE
Class A (based on net assets of $5,441,618)	$21.25
Class C (based on net assets of $261,169)	$21.13
Class I (based on net assets of $4,790,743)	$21.31
Class Y (based on net assets of $5,862,851)	$21.29
See notes to financial statements.

calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 29

CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND
STATEMENT OF OPERATIONS
PERIOD ENDED SEPTEMBER 30, 2016 (a)

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $90)	$153,588
Securities lending income	1,332
Interest income	335
Total investment income	155,255

Expenses:
Investment advisory fee	12,594
Administrative fees	8,522
Transfer agency fees and expenses:
Class A	6,145
Class C	3,443
Class I	3,638
Class Y	3,209
Distribution Plan expenses:
Class A	7,839
Class C	1,377
Directors' fees and expenses	986
Accounting fees	7,356
Custodian fees	129,029
Professional fees	26,293
Registration fees	66,920
Reports to shareholders	2,369
Miscellaneous	4,380
Total expenses	284,100
Reimbursement from Advisor:
Class A	(79,094)
Class C	(22,186)
Class I	(81,162)
Class Y	(60,447)
Administrative fees waived	(8,522)
Net expenses	32,689
NET INVESTMENT INCOME	122,566

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	121,504

Change in unrealized appreciation (depreciation)	843,010

NET REALIZED AND UNREALIZED GAIN	964,514

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,087,080
(a) From October 30, 2015 inception.
See notes to financial statements.

30 calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	PERIOD ENDED SEPTEMBER 30, 2016(a)
Operations:
Net investment income	$122,566
Net realized gain	121,504
Change in unrealized appreciation	843,010

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,087,080

Distributions to shareholders from:
Net investment income:
Class A shares	(5,576)
Class C shares	(164)
Class I shares	(7,271)
Class Y shares	(3,174)
Total distributions	(16,185)

Capital share transactions:
Shares sold:
Class A shares	6,222,322
Class C shares	265,418
Class I shares	5,090,248
Class Y shares	5,757,428
Reinvestment of distributions:
Class A shares	5,576
Class C shares	164
Class I shares	7,271
Class Y shares	3,174
Shares redeemed:
Class A shares	(1,181,648)
Class C shares	(17,292)
Class I shares	(825,811)
Class Y shares	(41,364)
Total capital share transactions	15,285,486

TOTAL INCREASE IN NET ASSETS	16,356,381

NET ASSETS
Beginning of period	—
End of period (including undistributed net investment income of $106,381)	$16,356,381
See notes to financial statements.

calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 31

CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND STATEMENT OF CHANGES IN NET ASSETS - CONT’D
CAPITAL SHARE ACTIVITY	PERIOD ENDED SEPTEMBER 30, 2016(a)
Shares sold:
Class A shares	322,416
Class C shares	13,175
Class I shares	264,246
Class Y shares	277,213
Reinvestment of distributions:
Class A shares	284
Class C shares	8
Class I shares	371
Class Y shares	162
Shares redeemed:
Class A shares	(66,620)
Class C shares	(822)
Class I shares	(39,765)
Class Y shares	(1,953)
Total capital share activity	768,715
(a) From October 30, 2015 inception.
See notes to financial statements.

32 calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Responsible Index Series, Inc. (the “Corporation”) is a Maryland corporation pursuant to Articles of Incorporation filed on April 11, 2000, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Corporation operates five (5) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights for the Calvert U.S. Mid Cap Core Responsible Index Fund (the “Fund”). The Corporation is authorized to issue two billion (2,000,000,000) shares of stock, of which 250,000,000 shares have been allocated to the Fund, with a par value of each share at one cent ($0.01).
The Fund is diversified and employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert U.S. Mid Cap Core Responsible Index. The operations of each series of the Corporation, including the Fund, are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund commenced operations on October 30, 2015. The Fund generally offers Class A, Class C, Class I, and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. However, the front-end sales charge is waived for shareholders investing in Class A shares directly with the Fund in an account maintained by Calvert Investment Distributors, Inc. (“Distributor”) or without a specified broker-dealer or financial adviser (“Direct Account”). Class C shares are not available for purchase in Direct Accounts. For non-Direct Accounts, Class C shares are sold without a front-end sales charge, and with certain exceptions, will be charged a contingent deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $100,000. The $100,000 minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, and retirement plans, foundations, endowments and other consultant-driven business, that have entered into an agreement with the Fund’s Distributor to offer Class Y shares to their clients. Class Y shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 33

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value these securities each business day. The third party fair value pricing service takes into account many factors, including, but not limited to, movements in U.S. securities markets and changes in futures contracts and foreign exchange rates that have occurred after the close of the principal foreign market, to determine a fair value as of the close of the New York Stock Exchange. Such securities are categorized as Level 2 in the hierarchy.
For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at September 30, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Fund's holdings as of September 30, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$16,203,513	$168	$—	$16,203,681
Time Deposit	—	99,480	—	99,480
Short Term Investment of Cash Collateral For Securities Loaned	342,382	—	—	342,382
TOTAL	$16,545,895	$99,648	$—	$16,645,543

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
There were no transfers between levels during the period.

34 calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.15%, of the Fund’s average daily net assets.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2017. The contractual expense caps are 0.57%, 1.32%, 0.22%, and 0.32% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, based on the Fund’s average daily net assets.
For the period October 30, 2015 to January 31, 2016, the administrative fee was 0.00%. CIAS and the Fund entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Fund commencing on February 1, 2016. CIAS has contractually agreed to waive 0.12% for all classes of the Fund (the difference between the previous administrative fee and the new 0.12% fee) from February 1, 2016 through January 31, 2018.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of 0.25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses.

calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 35

CID received $5,043 as its portion of commissions charged on sales of the Fund’s Class A shares for the period ended September 30, 2016.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $565 for the period ended September 30, 2016. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 annually may be paid to the Committee chairs ($10,000 for the Board Chair and the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Fund’s assets. Directors’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $19,279,660 and $3,917,857, respectively.
The tax character of dividends and distributions paid during the period ended September 30, 2016 was as follows:

DISTRIBUTIONS PAID FROM:	2016
Ordinary income	$16,185
Total	$16,185
As of September 30, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$1,080,311
Unrealized (depreciation)	(323,995)
Net unrealized appreciation (depreciation)	$756,316

Undistributed ordinary income	$314,919
Other temporary differences	($340)

Federal income tax cost of investments	$15,889,227
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales and deferred Trustees’ fees.
NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
The total value of securities on loan was $334,607 as of September 30, 2016.

36 calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2016:

	Remaining Contractual Maturity of the Agreements as of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$342,382	$—	$—	$—	$342,382
Amount of recognized liabilities for securities lending transactions					$342,382
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2016.
For the period ended September 30, 2016, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$50,776	1.64%	$8,187,488	March 2016
NOTE F — SUBSEQUENT EVENTS
On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company, entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance, to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to the approval by the shareholders of Calvert Funds of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.
A proxy statement containing detailed information regarding several proposals was mailed to shareholders of record in November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.
In preparing the financial statements as of September 30, 2016, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended September 30, 2016, the Fund considers 43.3% of the ordinary dividends paid during the period as qualified dividend income and 41.1% as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 37

CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS A SHARES	September 30, 2016 (a)(b)
Net asset value, beginning	$20.00
Income from investment operations:
Net investment income	0.23
Net realized and unrealized gain (loss)	1.08
Total from investment operations	1.31
Distributions from:
Net investment income	(0.06)
Total distributions	(0.06)
Total increase (decrease) in net asset value	1.25
Net asset value, ending	$21.25
Total return (c)	6.55%
Ratios to average net assets: (d)
Net investment income	1.26%(e)
Total expenses	3.20%(e)
Net expenses	0.57%(e)
Portfolio turnover	42%
Net assets, ending (in thousands)	$5,442

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 30, 2015 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

38 calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS C SHARES	September 30, 2016 (a)(b)
Net asset value, beginning	$20.00
Income from investment operations:
Net investment income	0.09
Net realized and unrealized gain (loss)	1.07
Total from investment operations	1.16
Distributions from:
Net investment income	(0.03)
Total distributions	(0.03)
Total increase (decrease) in net asset value	1.13
Net asset value, ending	$21.13
Total return (c)	5.82%
Ratios to average net assets: (d)
Net investment income	0.52%(e)
Total expenses	17.55%(e)
Net expenses	1.32%(e)
Portfolio turnover	42%
Net assets, ending (in thousands)	$261

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 30, 2015 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 39

CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS I SHARES	September 30, 2016 (a)(b)
Net asset value, beginning	$20.00
Income from investment operations:
Net investment income	0.29
Net realized and unrealized gain (loss)	1.09
Total from investment operations	1.38
Distributions from:
Net investment income	(0.07)
Total distributions	(0.07)
Total increase (decrease) in net asset value	1.31
Net asset value, ending	$21.31
Total return (c)	6.91%
Ratios to average net assets: (d)
Net investment income	1.62%(e)
Total expenses	2.72%(e)
Net expenses	0.22%(e)
Portfolio turnover	42%
Net assets, ending (in thousands)	$4,791

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 30, 2015 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

40 calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS Y SHARES	September 30, 2016 (a)(b)
Net asset value, beginning	$20.00
Income from investment operations:
Net investment income	0.29
Net realized and unrealized gain (loss)	1.06
Total from investment operations	1.35
Distributions from:
Net investment income	(0.06)
Total distributions	(0.06)
Total increase (decrease) in net asset value	1.29
Net asset value, ending	$21.29
Total return (c)	6.79%
Ratios to average net assets: (d)
Net investment income	1.59%(e)
Total expenses	3.93%(e)
Net expenses	0.32%(e)
Portfolio turnover	42%
Net assets, ending (in thousands)	$5,863

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 30, 2015 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 41

PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42 calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED)

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 67	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CRIS 2005 CWVF	President and Founder of the national non-profit, First People’s Worldwide. Founded in 1980, First People’s Worldwide is the only American Indian alternative development institute in the U.S.	19	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 68	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	24	None
JOHN G. GUFFEY, JR. AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Consultant and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	24	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 53	Director Trustee Director Director	2000 IMPACT 2005 CSIF 2005 CRIS 2005 CWVF	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), 1999-2014.	19	• Bridgeway Funds (14) (asset management)
JOY V. JONES AGE: 66	Director Trustee Director Director	2000 IMPACT 1990 CSIF 2000 CRIS 2005 CWVF	Attorney.	19	• Director, Conduit Street Restaurants SUD 2 Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 71	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider.	19	• Calvert Social Investment Foundation • Ben & Jerry’s Homemade, Inc. (food products)
SYDNEY A. MORRIS AGE: 67	Trustee Director Director Director	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	The Rev. Dr. Morris is a Unitarian Universalist minister.	19	None

calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 43

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES/DIRECTORS
D. WAYNE SILBY, Esq.* AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2000 IMPACT	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	24
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR* AGE: 56	Director & President Trustee & President Director & President Director & President	2015 CWVF 2015 CSIF 2015 CRIS 2015 IMPACT
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

44 calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Treasurer of the Funds (since March 2015); Director, Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., and Calvert Investment Services, Inc. (since October 2015); Director, Executive Vice President, Chief Financial Officer - Elect, Chief Operating Officer and Treasurer of Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since October 2015); Director, Senior Vice President and Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (March 2015 - September 2015); and Senior Partner, KPMG LLP (2005 - 2015).

ROBERT D. BENSON, Esq. AGE: 37	Associate General Counsel, Assistant Vice President & Assistant Secretary	2014
Associate General Counsel (since September 2016), Assistant General Counsel (2014 - September 2016), Assistant Vice President and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since 2014); and Staff Attorney, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (2008 - 2014).

HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer of the Funds (since November 2014); Vice President and Chief Compliance Officer, Wilmington Funds (December 2012 - November 2014); and Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (September 2010 - December 2012).

THOMAS DAILEY AGE:51	Vice President	2012	Vice President of the Funds (since 2012); and Vice President (since January 2005) and Portfolio Manager - Tax Exempt, Calvert Investment Management, Inc. (since 1995).
STU DALHEIM AGE: 46	Vice President	2015	Vice President of the Funds (since 2015); and Vice President - Governance and Advocacy of Calvert Investment Management, Inc. (since October 2011).
BRIAN ELLIS, CFA AGE: 32	Vice President	2016
Vice President of the Funds (since February 2016); Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (since May 2012); and Business Analyst (2009 - May 2012), Calvert Investment Management, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014
Assistant Treasurer of the Funds (since 2014); Vice President, Corporate Finance, and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (since 2007); Acting Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (September 2014 - March 2015).

PATRICK FAUL, CFA AGE: 51	Vice President	2010	Vice President (since 2007) and Head of Credit Research, Calvert Investment Management, Inc. (since January 2010).
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004
Assistant Secretary of the Funds (since 2004); Director, Strategic Projects and Fund Operations, Calvert Investment Administrative Services, Inc. (since June 2016); and SEC Filing and Operations Manager, Calvert Investment Administrative Services, Inc. (2011 – 2016).

JADE HUANG AGE: 41	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2006 - November 2015).

VISHAL KHANDUJA, CFA AGE: 38	Vice President	2014
Vice President of the Funds (since 2014); Vice President and Head of Taxable Bond, Calvert Investment Management, Inc. (since May 2016); Vice President and Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (2012 - May 2016); Portfolio Manager - Global Rates and Currency Team, Columbia Management (2009 - 2012).

ERICA LASDON AGE: 45	Assistant Vice President, Research and Advocacy	2015
Assistant Vice President, Research and Advocacy of the Funds (since 2016) and Calvert Investment Management, Inc. (since August 2015); and Senior Sustainability Analyst and Manager, Calvert Investment Management, Inc. (2005 - August 2015).

JOSHUA LINDER, CFA AGE: 30	Vice President	2016
Vice President of the Funds (since 2016); Portfolio Manager, Equity, Calvert Investment Management, Inc. (since January 2016); Assistant Portfolio Manager, Calvert Investment Management, Inc. (January 2014 - October 2015); and Equity Analyst, Calvert Investment Management, Inc. (2011 - 2013).

CHRISTOPHER MADDEN AGE: 40	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2010 - November 2015).

calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 45

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
ANDREW K. NIEBLER, Esq. AGE: 48	Deputy General Counsel, Vice President & Secretary	2006 (TCF, CMS, CRIS, CSIF, CVS) 2008 (CVP) 2016 (CIF)
Deputy General Counsel, Vice President and Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since May 2016); Assistant Vice President, Associate General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (September 2009 - May 2016); and Assistant Vice President, Assistant General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (prior to September 2009).

MONIQUE S. PATTILLO, Esq. AGE: 34	Assistant General Counsel, Assistant Vice President & Assistant Secretary	2016
Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since September 2016); Adjunct Faculty, Howard Community College (since June 2015); Adjunct Assistant Professor, University of Maryland University College (since June 2016); Legal Counsel, T. Rowe Price Associates, Inc. (March 2014 - June 2015); and Assistant U.S. Counsel, Aberdeen Asset Management, Inc. (January 2011 - March 2014).

MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
Fund Controller and Assistant Treasurer of the Funds (since August 2015); Director, Anti-Money Laundering Officer and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since August 2015); Director of Fund Administration, Calvert Investment Administrative Services, Inc. (since August 2015); VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015); and Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

JOHN H. STREUR AGE: 56	President and Director (except CVS)	2015
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

46 calvert.com CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Portfolio
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

Printed on recycled paper using soy inks.

Calvert Developed Markets Ex-U.S. Responsible Index Fund

Annual Report September 30, 2016 E-Delivery Sign-Up — Details Inside

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President’s Letter
6	Portfolio Management Discussion
10	Understanding Your Fund’s Expenses
11	Report of Independent Registered Public Accounting Firm
12	Schedule of Investments
28	Statement of Assets and Liabilities
29	Statement of Operations
31	Statement of Changes in Net Assets
33	Notes to Financial Statements
39	Financial Highlights
43	Proxy Voting
43	Availability of Quarterly Portfolio Holdings
44	Director and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareowners and Friends,
Forty years ago, Calvert Investments was founded on the belief that investment capital, properly stewarded, could improve the world for its less powerful inhabitants and improve environmental sustainability, while producing reasonable investment returns. Calvert was one of the first investment advisers to introduce the responsible investment concept, and through many years of innovation and research (supported by you, our shareholders), we have developed this philosophy to now provide even greater shareholder engagement and impact.
Corporations throughout the world, big and small, have an ever increasing role in determining social and environmental outcomes for every living being, today and into the future. The power of corporations, garnered through global influence, human capital and financial strength, especially relative to our other institutions, has been steadily increasing for decades (http://www.calvert.com/perspective/research/calvert-serafeim-series-report).
Investors recognize the impact of corporations on society, and more and more are making investment decisions based on their assessments of a company’s effect on environmental and social outcomes. Companies able to operate their business in a perceived sustainable manner, promoting, environmental and social justice stand to benefit; while those corporate laggards, that fail to embrace these new responsibilities, will falter.
Reliable information is critical in ensuring that shareholders are able to make informed assessments regarding a corporation’s sustainability profile. Key performance metrics and data (a “sustainability information system”) that indicates how a company is performing regarding environmental and social impacts, is integral to making informed responsible investment decisions. Through partnerships with world class educational institutions and forward thinking business partners, Calvert is developing valuable research methodologies and metrics to assess the quality of data inputs and results, such that we are able to assess companies’ impacts. Are we completely there yet? No, but as data becomes more transparent and consistent, driven, in part by investor demands and regulatory authorities, we will get there, such that we and other market participants can make better informed investment and purchase decisions. For example, key data that measures “true” intrinsic and extrinsic product costs, including indirect environmental and social impacts could be relevant to investors when making corporate comparisons regarding risk and profitability, and also of great interest to consumers making product purchase decisions.
Calvert is participating in the Sustainability Accounting Standards Board Investment Advisory Group, which is working to move the disclosure of ESG metrics forward through corporate SEC filings (http://www.sasb.org/). Calvert is also working to map the United Nations Sustainable Development Goals to the SASB standards (http://www.calvert.com/perspective/social-impact/unsdg-faq), in order to better evaluate the progress of any public corporation on its path towards global sustainability.
Also, involved in this effort are millions of individuals and small organizations throughout the world who are adding to this mosaic of information through their local and specialized efforts and services. They often have access to pockets of information that are not publically available or disseminated, and thereby not available to the financial data service companies. Our myriad and long running engagements with NGOs and corporations provide critical insight to our analysts, driving the enhancement of our information infrastructure forward, as they research potential investments for your portfolios and design shareholder activist agendas.
ESG data about corporate behavior provides a useful baseline, but takes on additional meaning as the Calvert Principles for Responsible Investment guide our interpretation of the data, acting as our “responsibility compass” (http://www.calvert.com/approach/how-we-invest/the-calvert-principles). In addition to providing a context consistent with Calvert’s mission, our Principles lead us to areas where additional, fundamental research is needed to develop a real understanding of corporate impact on society and the environment. In our complex, globalized and rapidly evolving world, the Principles allow us to contextualize information, whereas a rules based system, or an exclusive reliance on data from companies may miss valuable situational and circumstantial inference, as evidenced in the issues surrounding Standing Rock and the role of the corporation, Energy Transfer Partners. The Standing Rock Sioux Nation is striving to halt construction of the Dakota Access Pipeline crossing their sacred land and threatening water contamination (see our resolution in support of the Standing Rock Sioux Nation, (http://www.calvert.com/perspective/climate-and-environment/calvert-releases-statement-in-support-of-standing-rock-sioux-nation).

4 calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

The concerns surrounding social license and indigenous peoples’ rights are complex and do not lend themselves easily to objective quantification methods employed by the traditional financial data sources. That is why the fundamental overlay performed by the Calvert research analysts is so essential to our effective responsible investing process.
While effecting change through thoughtful ESG capital allocations is important, direct impact can be made through shareholder activism, or more specifically advocacy. Calvert’s shareholder advocacy process (28 resolutions last year) has been effective in influencing corporate behavior and provides another avenue for influencing valuable societal and environmental outcomes (http://www.calvert.com/perspective/social-impact/2016-proxy-season-brings-opportunity-to-accelerate-corporate-sustainability-progress).
Calvert’s voice reflects and respects diversity of thought and is often used to protect the interests of those most in need, and to look out for future generations. We thank you, our shareholders, friends and partners in this mission, for a good start. We promise that our work will never be done and the next forty years will reflect the increasing imperative to work vigorously to produce competitive returns for you and to use our power to forge a better today and future for our society. Often this requires Calvert to go where other investment firms have not, and to speak out and act when others do not.
Thank you, as always, for the incredible privilege to serve your needs through the Calvert Funds.
Respectfully,
John Streur
September 2016

calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Laurie Webster, CFA V.P. Investment Operations and Indexing	Dale R. Stout, CFA Index Portfolio Manager and Senior Analyst
Lise Bernhard Director, Investment Operations and Indexing
Market Review
For the 12-month period ended September 30, 2016, the S&P 500 Index rose 15.43% and the Russell 1000 Index rose 14.93% while the MSCI EAFE Index and the MSCI Emerging Markets Index rose 6.52% and 16.78%, respectively. The Russell 2000 Index returned 15.47%, with the Russell 2000 Value Index rising 18.81% and the Russell 2000 Growth Index rising 12.12%.
The United States Federal Reserve Board (the “Fed”) raised interest rates only one time during the period. This was less than many observers had expected. Long-term government bond yields ended the period lower than where they began in nearly every major economy. The Japanese yen generally strengthened and the British pound weakened over the period, with the U.S. dollar remaining relatively stable vs. the Euro and the Chinese Yuan. Commodity prices fluctuated but most ended near their starting point, except for the price of gold increasing to over $1,300/oz., as of Sept. 30, 2016.
The strong stock returns masked volatility which occurred during the twelve months. Stocks rallied to end 2015, then struggled in the first quarter of 2016, as investors became concerned about near-term economic growth. From April - September 2016, global stocks rallied as central banks kept interest rates low and economic data was generally positive.
The U.S. monthly jobs reports showed more new jobs created in June and July than in any previous month during 2016. The housing and consumer recovery continued to pick up steam. OPEC announced its first production cut in eight years in September. However, market reaction was muted as any negative effects are likely to be mitigated by U.S. producers’ ability to step in and fill outstanding demand. Inflation remained low, contributing to the decision by the Fed in September to maintain its steady-state policy, while indicating an increased probability of a December rate hike.
Investment Strategy and Technique
The Fund seeks to track the performance of the Calvert Developed Markets ex-U.S. Responsible Index (the “Index”), which measures the investment return of stocks of large-capitalization companies in developed international markets (excluding the U.S.).
The Calvert Developed Markets ex-U.S. Responsible Index Fund is managed using a passive investment strategy with the objective of matching the day-to-day investment performance of the Calvert Developed Markets ex-U.S. Responsible Index as closely as practicable. This is accomplished by investing in all, or virtually all, of the stocks in the Index and holding them in the same proportion.
All constituents for the Calvert Developed Markets ex-U.S. Responsible Index are selected based on their Environmental, Social and Government ESG profile and meet the Calvert Principles for Responsible Investing.
The Index reconstitutes semiannually and is rebalanced quarterly.
Fund Performance Relative to the Benchmark
The Calvert Developed Markets ex-U.S. Responsible Index Fund Class A shares (at NAV) returned 0.25% for the period since inception, October 30, 2015, through September 30, 2016. The Fund outperformed its benchmark, the Calvert Developed Markets ex-U.S. Responsible Index, which returned ‑0.34% for the period. The difference in returns was the result of the Fund’s cash position and foreign exchange impacts, along with Fund expenses and fair value procedures, which an index does not incur.

6 calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Financials	21.6%
Industrials	13.8%
Consumer Discretionary	12.0%
Consumer Staples	11.8%
Health Care	10.9%
Information Technology	9.2%
Materials	7.6%
Telecommunication Services	5.6%
Utilities	3.5%
Real Estate	1.8%
Energy	1.6%
Short-Term Investments	0.6%
Total	100%

* Does not reflect the value of securities held as cash collateral on securities loaned.

For the period since inception, within the Index and the Fund, the energy and information technology sectors were the best performers while the financials and consumer discretionary sectors were the poorest. Seven of the eleven sectors generated positive returns (Real Estate is a new sector, created from companies reclassified out of the Financials sector). The largest contributors to investment performance were in the information technology, energy, consumer staples and consumer discretionary sectors and the largest detractors were in the health care and financials sectors.
Holdings in Canada and Taiwan contributed while holdings in the United Kingdom and Italy detracted. Overall, local performance was negative and currency effects were positive.
Positioning and Market Outlook
We remain constructive on the U.S. economy over the medium-to-long run and believe U.S. stocks can continue to post solid performance, although probably not as robust as what we’ve experienced in recent years. While valuations of U.S. equities appear stretched based on historical standards, the positive economic environment in the U.S. relative to the rest of the world should support elevated valuation levels. Many international economies continue to be hindered by underlying structural and economic fiscal challenges, including Europe and Japan.
In the near-term, equity markets face several potential headwinds. The U.S. economy is in solid shape and benefiting from improved visibility into growth, but uncertainty around the outcome of the presidential election, the Fed’s anticipated

CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/16	SINCE INCEPTION 10/30/15 THROUGH 9/30/16
Class A	4.38%	0.25%
Class C	4.02%	-0.40%
Class I	4.53%	0.56%
Class Y	4.48%	0.49%
Calvert Developed Markets Ex-U.S. Responsible Index	4.50%	-0.34%
MSCI World ex USA Index	5.18%	-0.34%
Lipper International Multi-Cap Core Funds Average	4.74%	-0.80%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
Nestle SA		2.5%
Unilever plc		1.7%
Roche Holding AG		1.4%
Novartis AG		1.4%
Toyota Motor Corp.		1.4%
Taiwan Semiconductor Manufacturing Co. Ltd.		1.0%
Commonwealth Bank of Australia		0.9%
Royal Bank of Canada		0.9%
GlaxoSmithKline plc		0.9%
SAP SE		0.8%
Total		12.9%

December interest-rate hike, and political decisions in other parts of Europe post-Brexit could lead to increased volatility.
However, accommodative monetary policy by central banks around the world should limit the downside.
Europe may experience a bit of a relief rally, benefiting from continued easing by the ECB and modest improvements in economic data, but structural problems remain. As we anticipated, the impact of Brexit on the global economy and the reaction by markets thus far has been relatively muted, but we are starting to see some implications in the UK with the pound declining and inflation picking-up. The potential for geopolitical turmoil in a number of different European countries is also still a risk that we continue to monitor.

calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 7

While we remain cautious on China’s long-term growth prospects, their injection of stimulus is starting to flow through to the real economy, easing concerns about a hard economic landing and providing support for the global economy, especially emerging markets.

Laurie Webster, CFA	Dale R. Stout, CFA

Lise Bernhard
Calvert Investment Management, Inc.
September 2016

8 calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2016
TOTAL RETURNS	Ticker Symbol	Since Inception (10/30/2015)
Class A (with max. load)	CDHAX	-4.52%
Class C (with max. load)	CDHCX	-1.40%
Class I	CDHIX	0.56%
Class Y	CDHYX	0.49%
Calvert Developed Markets Ex-U.S. Responsible Index		-0.34%
MSCI World ex USA Index		-0.34%
Lipper International Multi-Cap Core Funds Average		0.00%

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.91%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 9

UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
The fund may charge an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	0.62%	$1,000.00	$1,043.80	$3.17
Hypothetical (5% return per year before expenses)	0.62%	$1,000.00	$1,021.90	$3.13
Class C
Actual	1.37%	$1,000.00	$1,040.20	$6.99
Hypothetical (5% return per year before expenses)	1.37%	$1,000.00	$1,018.15	$6.91
Class I
Actual	0.27%	$1,000.00	$1,045.30	$1.38
Hypothetical (5% return per year before expenses)	0.27%	$1,000.00	$1,023.65	$1.37
Class Y
Actual	0.37%	$1,000.00	$1,044.80	$1.89
Hypothetical (5% return per year before expenses)	0.37%	$1,000.00	$1,023.15	$1.87

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the period.

10 calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Responsible Index Series, Inc. and Shareholders of Calvert Developed Markets Ex-U.S. Responsible Index Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert Developed Markets Ex-U.S. Responsible Index Fund (the “Fund”), a series of Calvert Responsible Index Series, Inc., including the schedule of investments, as of September 30, 2016, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from October 30, 2015 (inception date) through September 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Developed Markets Ex-U.S. Responsible Index Fund as of September 30, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the period from October 30, 2015 (inception date) through September 30, 2016, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 23, 2016

calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT 11

CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	SHARES	VALUE ($)
COMMON STOCKS - 99.0%

Australia - 4.8%
AMP Ltd.	3,384	13,757
ASX Ltd.	206	7,632
Australia & New Zealand Banking Group Ltd.	3,402	72,468
Brambles Ltd.	2,480	22,859
Coca-Cola Amatil Ltd.	855	6,742
Commonwealth Bank of Australia	1,993	111,136
Computershare Ltd.	631	5,005
CSL Ltd.	486	39,964
Insurance Australia Group Ltd.	2,782	11,716
Medibank Pvt Ltd.	3,151	6,003
National Australia Bank Ltd.	3,088	66,380
Qantas Airways Ltd.	2,500	6,004
QBE Insurance Group Ltd.	1,569	11,227
Ramsay Health Care Ltd.	136	8,275
REA Group Ltd.	54	2,349
Sonic Healthcare Ltd.	443	7,502
Suncorp Group Ltd.	1,472	13,733
Telstra Corp. Ltd.	11,739	46,805
TPG Telecom Ltd.	273	1,812
Westpac Banking Corp.	3,889	88,483
Woolworths Ltd.	2,072	37,096
		586,948

Austria - 0.2%
Andritz AG	84	4,571
Erste Group Bank AG *	258	7,640
Raiffeisen Bank International AG *	94	1,431
Verbund AG	173	2,885
Voestalpine AG	209	7,225
		23,752

Belgium - 1.1%
Ageas	455	16,636
bpost SA	285	7,729
Colruyt SA	223	12,385
KBC Groep NV *	631	36,835
Proximus	258	7,718
Sofina SA	34	4,857
Telenet Group Holding NV *	112	5,851
UCB SA	261	20,203
Umicore SA	417	26,183
		138,397

12 calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Canada - 8.3%
Alimentation Couche-Tard, Inc., Class B	911	44,149
Bank of Montreal	736	48,229
Bank of Nova Scotia (The)	1,374	72,808
BCE, Inc.	820	37,870
Canadian Imperial Bank of Commerce	451	34,971
Canadian National Railway Co.	1,195	78,115
Canadian Pacific Railway Ltd.	228	34,790
Canadian Tire Corp. Ltd., Class A	86	8,612
CGI Group, Inc., Class A *	378	18,005
CI Financial Corp.	309	5,928
Dollarama, Inc.	128	9,994
Element Financial Corp.	436	5,457
Emera, Inc.	574	20,699
Empire Co. Ltd.	403	6,011
Fairfax Financial Holdings Ltd.	28	16,406
Fortis, Inc.	821	26,402
George Weston Ltd.	75	6,256
Gildan Activewear, Inc.	269	7,513
IGM Financial, Inc.	95	2,565
Intact Financial Corp.	148	10,699
Inter Pipeline Ltd.	1,770	37,371
Loblaw Cos. Ltd.	335	17,236
Magna International, Inc.	418	17,953
Metro, Inc.	372	12,212
National Bank of Canada	379	13,439
Pembina Pipeline Corp. (a)	1,907	58,113
Potash Corp. of Saskatchewan, Inc.	1,904	30,985
Power Corp. of Canada	460	9,744
Power Financial Corp.	273	6,326
Restaurant Brands International, Inc.	521	23,226
Rogers Communications, Inc., Class B	427	18,116
Royal Bank of Canada	1,694	104,924
Saputo, Inc.	342	11,884
Shaw Communications, Inc., Class B	499	10,212
Sun Life Financial, Inc.	693	22,550
TELUS Corp.:
Canadian Common Stock	93	3,069
Non-Canadian Common Stock	460	15,178
Toronto-Dominion Bank (The)	2,117	93,978
		1,001,995

Denmark - 1.6%
Chr Hansen Holding A/S	159	9,471
Coloplast A/S, Class B	113	8,788
Danske Bank A/S	621	18,168
DSV A/S	208	10,378
Genmab A/S *	44	7,531
H Lundbeck A/S *	42	1,379
ISS A/S	198	8,228

calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Novo Nordisk A/S, Class B	1,774	73,938
Novozymes A/S, Class B	444	19,583
Pandora A/S	98	11,870
TDC A/S	507	2,986
Tryg A/S	75	1,507
Vestas Wind Systems A/S	243	20,072
William Demant Holding A/S *	76	1,551
		195,450

Finland - 0.9%
Elisa Oyj	112	4,128
Huhtamaki Oyj	168	7,825
Kone Oyj, Class B	547	27,770
Metso Oyj	156	4,552
Nokia Oyj	5,796	33,596
Nokian Renkaat Oyj	120	4,375
Orion Oyj, Class B	111	4,376
Sampo Oyj, Class A	439	19,504
Wartsila Oyj Abp	184	8,283
		114,409

France - 8.5%
Accor SA	242	9,602
Aeroports de Paris	48	4,763
Air Liquide SA	850	91,151
Arkema SA	156	14,443
Atos SE	111	11,950
AXA SA	2,123	45,140
BioMerieux	13	1,937
Bollore SA	1,334	4,644
Bureau Veritas SA	394	8,453
Capgemini SA	194	19,020
Carrefour SA	777	20,146
Casino Guichard-Perrachon SA	80	3,894
Christian Dior SE	56	10,043
Cie de Saint-Gobain	778	33,664
CNP Assurances	162	2,722
Credit Agricole SA	1,319	13,010
Danone SA	1,013	75,218
Dassault Systemes	164	14,237
Edenred	306	7,151
Eiffage SA	103	8,005
Essilor International SA	204	26,315
Eutelsat Communications SA	182	3,767
Faurecia	78	3,061
Groupe Eurotunnel SE	816	8,839
Hermes International	25	10,178
Iliad SA	24	5,038
Imerys SA	71	5,128
Ingenico Group	72	6,295

14 calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Ipsen SA	34	2,389
JC Decaux SA	78	2,522
Kering	84	16,950
L'Oreal SA	381	72,013
Legrand SA	376	22,165
Natixis SA	993	4,633
Orange SA	1,861	29,157
Orpea	45	3,988
Peugeot SA *	531	8,109
Plastic Omnium SA	69	2,290
Publicis Groupe SA	238	18,009
Renault SA	217	17,852
Rexel SA	388	5,944
Sanofi SA	1,191	90,696
Sartorius Stedim Biotech	23	1,727
Schneider Electric SE	885	61,564
SCOR SE	183	5,691
SEB SA	30	4,237
SFR Group SA	88	2,592
Societe BIC SA	40	5,914
Societe Generale SA	826	28,575
Sodexo SA	108	12,865
Suez	988	16,327
Technip SA	569	34,979
Teleperformance	86	9,174
Ubisoft Entertainment SA *	92	3,476
Valeo SA	268	15,643
Veolia Environnement SA	1,427	32,880
Vivendi SA	1,246	25,147
Wendel SA	31	3,618
Zodiac Aerospace	277	6,742
		1,035,682

Germany - 7.2%
adidas AG	175	30,437
Allianz SE	438	65,091
Axel Springer SE	51	2,613
Bayer AG	734	73,716
Bayerische Motoren Werke AG	340	28,626
Beiersdorf AG	132	12,460
Brenntag AG	199	10,875
Celesio AG	42	1,217
Commerzbank AG	1,004	6,487
Continental AG	108	22,756
Covestro AG (b)	119	7,042
Daimler AG	992	69,963
Deutsche Boerse AG:
Common	172	13,432
Frankfurt Stock Exchange *	154	12,500
Deutsche Post AG	1,243	38,916

calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Deutsche Telekom AG	2,515	42,253
Deutsche Wohnen AG	308	11,207
Fielmann AG	22	1,794
Fraport AG Frankfurt Airport Services Worldwide	44	2,408
Freenet AG	95	2,781
GEA Group AG	228	12,676
Hannover Rueck SE	58	6,217
HeidelbergCement AG	262	24,778
Hugo Boss AG	61	3,377
Infineon Technologies AG	1,187	21,166
K+S AG (a)	361	6,855
KION Group AG	82	5,313
KUKA AG	34	3,336
Lanxess AG	175	10,893
Linde AG	354	60,152
Merck KGAA	384	41,420
Metro AG	219	6,519
MTU Aero Engines AG	67	6,784
Muenchener Rueckversicherungs-Gesellschaft AG	155	28,949
OSRAM Licht AG	112	6,580
ProSiebenSat.1 Media AG	216	9,261
Rational AG	4	2,007
Rocket Internet SE *(b)	36	773
SAP SE	1,035	94,653
Symrise AG	235	17,234
Talanx AG *	48	1,465
TUI AG	495	7,062
United Internet AG	129	5,713
Vonovia SE	446	16,907
Wacker Chemie AG	30	2,530
Wirecard AG (a)	121	6,286
Zalando SE *(b)	110	4,596
		870,076

Hong Kong - 2.6%
Bank of East Asia Ltd. (The)	2,566	10,473
BOC Hong Kong Holdings Ltd.	6,850	23,306
Cathay Pacific Airways Ltd.	2,904	4,060
Cheung Kong Property Holdings Ltd.	5,151	37,890
Hang Seng Bank Ltd.	1,379	24,755
Henderson Land Development Co. Ltd.	1,465	8,741
Hong Kong Exchanges and Clearing Ltd.	2,099	55,551
Hongkong Land Holdings Ltd.	2,060	14,677
Hysan Development Co. Ltd.	881	4,145
Li & Fung Ltd.	13,095	6,747
MTR Corp. Ltd.	3,876	21,419
New World Development Co. Ltd.	9,637	12,637
PCCW Ltd.	6,684	4,117
Sun Hung Kai Properties Ltd.	2,366	35,970
Swire Pacific Ltd., Class A	1,393	15,086

16 calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Techtronic Industries Co. Ltd.	2,993	11,724
WH Group Ltd. (b)	17,502	14,146
Wharf Holdings Ltd. (The)	1,779	13,052
		318,496

Ireland - 1.6%
Bank of Ireland *	36,723	7,678
CRH plc	2,193	72,821
Glanbia plc	340	6,540
Kerry Group plc, Class A	279	23,243
Kingspan Group plc	264	7,111
Shire plc	995	64,340
Smurfit Kappa Group plc	617	13,793
		195,526

Israel - 0.3%
Bank Hapoalim BM	994	5,644
Bank Leumi Le-Israel BM *	1,335	5,081
Bezeq The Israeli Telecommunication Corp. Ltd.	1,584	2,988
Israel Chemicals Ltd.	817	3,183
Mobileye NV *	210	8,940
Taro Pharmaceutical Industries Ltd. *(a)	37	4,089
		29,925

Italy - 1.8%
Assicurazioni Generali SpA	1,530	18,672
Atlantia SpA	723	18,363
Banca Mediolanum SpA	267	1,770
Exor SpA	127	5,142
FinecoBank Banca Fineco SpA	310	1,797
Hera SpA	1,655	4,457
Intesa Sanpaolo SpA, Milano Stock Exchange	17,128	38,026
Italcementi SpA *	433	5,146
Luxottica Group SpA	165	7,881
Mediaset SpA	771	2,421
Mediobanca SpA	683	4,445
Moncler SpA	145	2,475
Prysmian SpA	311	8,144
Recordati SpA	101	3,246
Salvatore Ferragamo SpA	53	1,345
Snam SpA	6,951	38,542
Telecom Italia SpA *	12,711	10,562
Terna Rete Elettrica Nazionale SpA	4,016	20,701
UniCredit SpA	6,556	15,281
Unione di Banche Italiane SCPA (a)	960	2,213
UnipolSai SpA	1,188	1,934
		212,563

calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Japan - 19.8%
ABC-Mart, Inc.	24	1,634
Acom Co. Ltd. *	500	2,357
Aeon Co. Ltd. (a)	1,179	17,444
AEON Financial Service Co. Ltd.	186	3,256
Ajinomoto Co., Inc.	856	19,086
Alfresa Holdings Corp.	260	5,505
Alps Electric Co. Ltd.	266	6,421
ANA Holdings, Inc.	4,672	12,693
Aozora Bank Ltd.	1,891	6,518
Asahi Glass Co. Ltd.	1,277	8,257
Asahi Kasei Corp.	2,094	16,687
Asics Corp.	251	5,057
Astellas Pharma, Inc.	1,971	30,785
Bandai Namco Holdings, Inc.	275	8,417
Calbee, Inc.	200	7,578
Canon, Inc.	1,468	42,619
Casio Computer Co. Ltd. (a)	317	4,438
Central Japan Railway Co.	221	37,836
Chiba Bank Ltd. (The)	628	3,567
Chugai Pharmaceutical Co. Ltd.	252	9,108
Concordia Financial Group Ltd.	1,295	5,650
Dai Nippon Printing Co. Ltd.	659	6,465
Dai-ichi Life Insurance Co. Ltd. (The)	1,094	15,009
Daiichi Sankyo Co. Ltd.	613	14,729
Daiwa House Industry Co. Ltd.	637	17,482
Denso Corp.	547	21,828
Dentsu, Inc.	217	11,045
Don Quijote Holdings Co. Ltd.	192	7,044
East Japan Railway Co.	526	47,479
Eisai Co. Ltd.	225	14,072
FamilyMart UNY Holdings Co. Ltd.	63	4,206
FANUC Corp.	219	36,992
Fast Retailing Co. Ltd.	54	17,389
Fuji Heavy Industries Ltd.	653	24,500
FUJIFILM Holdings Corp.	626	23,189
Fujitsu Ltd.	1,624	8,740
Hamamatsu Photonics KK	221	6,799
Hankyu Hanshin Holdings, Inc.	374	12,895
Hino Motors Ltd.	386	4,124
Hirose Electric Co. Ltd.	30	3,944
Hitachi Ltd.	5,247	24,590
Hitachi Metals Ltd.	392	4,822
Hoshizaki Corp.	52	4,745
HOYA Corp.	387	15,568
Isetan Mitsukoshi Holdings Ltd.	409	4,027
Isuzu Motors Ltd.	703	8,275
Japan Airlines Co. Ltd.	489	14,374
JFE Holdings, Inc.	1,102	16,110
JTEKT Corp.	357	5,362

18 calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Kansai Paint Co. Ltd.	528	11,574
Kao Corp.	663	37,485
KDDI Corp.	1,618	50,129
Keikyu Corp.	557	5,812
Keio Corp.	617	5,396
Kikkoman Corp.	209	6,694
Kintetsu Group Holdings Co. Ltd.	3,058	12,834
Koito Manufacturing Co. Ltd.	201	9,783
Komatsu Ltd.	1,346	30,876
Konica Minolta, Inc.	621	5,259
Kose Corp.	31	3,174
Kubota Corp.	1,594	24,126
Kyocera Corp.	413	19,846
Kyowa Hakko Kirin Co. Ltd.	306	4,833
Lawson, Inc.	73	5,767
Makita Corp.	146	10,402
Mazda Motor Corp.	606	9,297
MEIJI Holdings Co. Ltd.	171	16,979
Mitsubishi Chemical Holdings Corp.	2,860	17,930
Mitsubishi Electric Corp.	2,307	29,568
Mitsubishi Estate Co. Ltd.	1,120	21,019
Mitsubishi Tanabe Pharma Corp.	277	5,933
Mitsubishi UFJ Financial Group, Inc.	13,457	68,174
Mizuho Financial Group, Inc.	24,273	40,911
MS&AD Insurance Group Holdings, Inc.	529	14,744
Murata Manufacturing Co. Ltd.	189	24,671
NEC Corp.	3,309	8,535
NGK Insulators Ltd.	395	8,208
NGK Spark Plug Co. Ltd.	149	2,633
Nidec Corp.	290	26,806
Nikon Corp.	413	6,168
Nintendo Co. Ltd.	102	27,311
Nippon Express Co. Ltd.	946	4,423
Nippon Paint Holdings Co. Ltd.	409	13,686
Nippon Telegraph & Telephone Corp.	1,120	51,224
Nissan Motor Co. Ltd.	2,585	25,356
Nisshin Seifun Group, Inc.	386	5,884
Nissin Foods Holdings Co. Ltd.	99	6,017
Nitori Holdings Co. Ltd.	68	8,151
Nitto Denko Corp.	259	16,821
Nomura Research Institute Ltd.	203	7,006
NSK Ltd.	712	7,300
NTT Data Corp.	107	5,344
NTT DoCoMo, Inc.	1,097	27,867
Odakyu Electric Railway Co. Ltd.	346	7,704
Oji Holdings Corp.	2,454	9,727
Omron Corp.	182	6,551
Ono Pharmaceutical Co. Ltd.	522	14,574
Oracle Corp. Japan	26	1,469
Oriental Land Co. Ltd. (a)	197	11,997

calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
ORIX Corp.	1,267	18,692
Otsuka Corp.	44	2,090
Otsuka Holdings Co. Ltd.	520	23,703
Panasonic Corp.	2,339	23,394
Rakuten, Inc.	949	12,388
Recruit Holdings Co. Ltd.	593	24,190
Resona Holdings, Inc.	2,133	8,971
Ricoh Co. Ltd.	784	7,095
Rinnai Corp.	30	2,793
Rohm Co. Ltd.	76	4,006
Santen Pharmaceutical Co. Ltd.	390	5,759
Seiko Epson Corp.	359	6,913
Sekisui Chemical Co. Ltd.	472	6,788
Seven & I Holdings Co. Ltd.	1,001	47,323
Seven Bank Ltd. (a)	684	2,191
Shimadzu Corp.	226	3,449
Shimano, Inc.	72	10,694
Shin-Etsu Chemical Co. Ltd.	737	51,423
Shinsei Bank Ltd.	2,504	3,797
Shionogi & Co. Ltd.	354	18,137
Shiseido Co. Ltd.	541	14,329
Shizuoka Bank Ltd. (The)	469	3,758
SMC Corp.	72	20,789
SoftBank Group Corp.	745	48,282
Sompo Japan Nipponkoa Holdings, Inc.	437	12,952
Sony Corp.	1,262	41,811
Sony Financial Holdings, Inc.	232	3,195
Sumitomo Dainippon Pharma Co. Ltd. (a)	221	4,280
Sumitomo Electric Industries Ltd.	773	10,928
Sumitomo Mitsui Financial Group, Inc.	1,353	45,704
Sumitomo Mitsui Trust Holdings, Inc.	417	13,614
Sysmex Corp.	126	9,348
T&D Holdings, Inc.	719	8,111
Taisho Pharmaceutical Holdings Co. Ltd.	39	3,997
Taiyo Nippon Sanso Corp.	485	5,060
Takeda Pharmaceutical Co. Ltd.	659	31,586
TDK Corp.	114	7,638
Terumo Corp.	373	14,348
Tobu Railway Co. Ltd.	1,089	5,547
Tokio Marine Holdings, Inc.	710	27,228
Tokyo Electron Ltd.	136	12,020
Tokyu Corp.	1,264	9,642
Toppan Printing Co. Ltd.	650	5,868
Toray Industries, Inc.	2,450	23,862
TOTO Ltd.	264	9,981
Toyota Industries Corp.	275	12,765
Toyota Motor Corp.	2,835	164,448
Trend Micro, Inc.	193	6,733
Unicharm Corp.	602	15,620
West Japan Railway Co.	210	13,027

20 calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Yakult Honsha Co. Ltd.	286	12,926
Yamada Denki Co. Ltd. (a)	723	3,586
Yamaha Corp.	244	7,899
Yamaha Motor Co. Ltd.	325	6,566
Yamato Holdings Co. Ltd.	595	13,869
Yamazaki Baking Co. Ltd.	282	6,934
		2,396,742

Jordan - 0.0%
Hikma Pharmaceuticals plc	155	4,049

Luxembourg - 0.4%
B&M European Value Retail SA	506	1,672
Eurofins Scientific SE	10	4,543
Regus plc	1,014	3,429
Tenaris SA	2,312	32,930
		42,574

Netherlands - 4.2%
AerCap Holdings NV *	307	11,816
Akzo Nobel NV	669	45,251
Altice NV, Class A *	647	11,587
ASML Holding NV	641	70,248
Boskalis Westminster NV	151	5,374
CNH Industrial NV	1,527	10,934
Gemalto NV	110	7,048
GrandVision NV (b)	75	2,083
ING Groep NV	5,224	64,494
Koninklijke Ahold Delhaize NV	2,406	54,799
Koninklijke DSM NV	482	32,552
Koninklijke KPN NV (a)	3,717	12,332
Koninklijke Philips NV	1,719	50,864
Koninklijke Vopak NV	321	16,836
NN Group NV	380	11,666
NXP Semiconductors NV *	484	49,373
QIAGEN NV *	411	11,333
Randstad Holding NV	329	14,960
STMicroelectronics NV	788	6,440
Wolters Kluwer NV	417	17,827
		507,817

Norway - 0.6%
DNB ASA	813	10,688
Gjensidige Forsikring ASA	166	3,105
Marine Harvest ASA *	476	8,538
Norsk Hydro ASA	2,486	10,749
Orkla ASA	1,061	10,987

calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT 21

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Schibsted ASA, Class A	173	5,095
Telenor ASA	523	8,993
Yara International ASA	318	10,597
		68,752

Portugal - 0.2%
EDP - Energias de Portugal SA	6,148	20,633
Jeronimo Martins SGPS SA	359	6,222
NOS SGPS SA	255	1,735
		28,590

Singapore - 1.2%
Broadcom Ltd.	374	64,522
CapitaLand Ltd.	2,041	4,818
City Developments Ltd.	330	2,207
ComfortDelGro Corp. Ltd.	2,352	4,865
DBS Group Holdings Ltd.	1,529	17,349
Oversea-Chinese Banking Corp. Ltd.	2,471	15,748
Singapore Airlines Ltd.	656	5,068
Singapore Exchange Ltd.	747	4,075
Singapore Telecommunications Ltd.	5,412	15,830
StarHub Ltd.	422	1,066
United Overseas Bank Ltd.	1,091	15,136
		150,684

South Korea - 3.9%
Amorepacific Corp.	75	26,597
AMOREPACIFIC Group	70	10,576
CJ CheilJedang Corp.	20	6,619
Coway Co. Ltd.	93	8,079
Hana Financial Group, Inc.	502	12,780
Hankook Tire Co. Ltd.	138	7,461
Hanon Systems	282	3,191
Hanwha Life Insurance Co. Ltd.	509	2,669
Hyundai Glovis Co. Ltd.	42	6,936
Hyundai Mobis Co. Ltd.	122	30,617
Hyundai Motor Co.	263	32,502
Industrial Bank of Korea	367	4,001
Kakao Corp.	73	5,445
Kia Motors Corp.	467	17,943
KT Corp.	290	8,415
LG Chem Ltd.	148	32,734
LG Corp.	295	17,433
LG Display Co. Ltd.	415	10,610
LG Electronics, Inc.	188	8,210
LG Household & Health Care Ltd.	23	20,016
Lotte Chemical Corp.	54	14,720
NAVER Corp.	55	44,278
Samsung Fire & Marine Insurance Co. Ltd.	62	15,792
Samsung Life Insurance Co. Ltd.	149	14,309

22 calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Samsung SDI Co. Ltd.	103	9,047
Samsung SDS Co. Ltd.	74	10,411
Shinhan Financial Group Co. Ltd.	697	25,527
SK Hynix, Inc.	1,088	39,940
SK Telecom Co. Ltd.	75	15,378
Woori Bank	500	5,197
		467,433

Spain - 3.0%
Abertis Infraestructuras SA	623	9,706
Acciona SA	47	3,552
Aena SA (b)	78	11,513
Amadeus IT Group SA, Class A	377	18,817
Banco Bilbao Vizcaya Argentaria SA	5,080	30,737
Banco de Sabadell SA	4,070	5,214
Banco Popular Espanol SA	2,782	3,443
Banco Santander SA	11,348	50,344
Bankia SA	3,087	2,533
Bankinter SA	471	3,351
CaixaBank SA	2,377	6,007
EDP Renovaveis SA	358	2,873
Enagas SA	450	13,537
Ferrovial SA	529	11,264
Gamesa Corp. Tecnologica SA	237	5,678
Grifols SA	311	6,704
Iberdrola SA	11,953	81,273
Industria de Diseno Textil SA	911	33,778
Mapfre SA	734	2,054
Mediaset Espana Comunicacion SA	153	1,814
Red Electrica Corp. SA	854	18,426
Telefonica SA	3,246	32,827
Zardoya Otis SA	191	1,838
		357,283

Sweden - 2.7%
Alfa Laval AB	354	5,550
Atlas Copco AB, A Shares	1,131	34,048
Autoliv, Inc. (a)	84	8,971
Electrolux AB, Series B	220	5,510
Fastighets AB Balder, B Shares *	89	2,366
Hennes & Mauritz AB, B Shares	1,006	28,395
Hexagon AB, Class B	247	10,787
Husqvarna AB, Class B	488	4,259
ICA Gruppen AB	166	5,484
Kinnevik AB, Class B	259	6,605
Meda AB, Class A (c)	171	3,134
Nordea Bank AB	2,909	28,888
Sandvik AB	1,360	14,965
Securitas AB, Class B	417	6,984
Skandinaviska Enskilda Banken AB, Class A	1,577	15,851

calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT 23

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
SKF AB, Class B	505	8,721
Svenska Cellulosa AB SCA, Class B	901	26,743
Svenska Handelsbanken AB, Class A	1,410	19,382
Swedbank AB, Class A	834	19,596
Tele2 AB, Class B	238	2,054
Telefonaktiebolaget LM Ericsson, Class B	3,338	24,101
Telia Co. AB	2,066	9,254
Trelleborg AB, Class B	325	6,366
Volvo AB, Class B	2,623	29,949
		327,963

Switzerland - 8.3%
ABB Ltd. *	2,347	52,897
Actelion Ltd. *	81	14,056
Adecco Group AG	200	11,273
Aryzta AG *	111	4,937
Baloise Holding AG	43	5,207
Banque Cantonale Vaudoise	2	1,313
Barry Callebaut AG *	3	3,993
Clariant AG *	459	7,913
Coca-Cola HBC AG *	239	5,552
Credit Suisse Group AG *	1,730	22,737
DKSH Holding AG	34	2,501
Dufry AG *	29	3,636
Flughafen Zuerich AG	21	4,105
Galenica AG	3	3,190
Geberit AG	44	19,287
Givaudan SA	14	28,542
Helvetia Holding AG	6	3,027
Kuehne + Nagel International AG	66	9,592
Lonza Group AG *	42	8,039
Nestle SA	3,809	300,774
Novartis AG	2,114	166,837
Roche Holding AG	694	172,458
Schindler Holding AG	37	7,008
SGS SA	6	13,445
Sika AG	4	19,488
Sonova Holding AG	43	6,097
Straumann Holding AG	8	3,130
Swatch Group AG (The) (a)	49	13,891
Swiss Life Holding AG *	28	7,261
Swiss Re AG	313	28,270
Swisscom AG	18	8,562
Wolseley plc	280	15,748
Zurich Insurance Group AG *	131	33,784
		1,008,550

Taiwan - 2.4%
Advanced Semiconductor Engineering, Inc.	7,572	9,094
Asustek Computer, Inc.	629	5,623

24 calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Cathay Financial Holding Co. Ltd.	8,952	11,510
China Steel Corp.	26,631	18,825
Chunghwa Telecom Co. Ltd.	4,111	14,498
CTBC Financial Holding Co. Ltd.	19,857	11,575
Delta Electronics, Inc.	2,728	14,613
E.Sun Financial Holding Co. Ltd.	10,117	5,781
Far EasTone Telecommunications Co. Ltd.	2,073	4,901
First Financial Holding Co. Ltd.	10,666	5,680
Hua Nan Financial Holdings Co. Ltd.	8,412	4,317
Inotera Memories, Inc. *	3,128	2,761
MediaTek, Inc.	1,341	10,296
Mega Financial Holding Co. Ltd.	12,668	8,936
President Chain Store Corp.	626	4,986
Quanta Computer, Inc.	3,398	7,121
Siliconware Precision Industries Co. Ltd.	2,860	4,296
Taiwan Cooperative Financial Holding Co. Ltd.	9,946	4,404
Taiwan Mobile Co. Ltd.	1,748	6,285
Taiwan Semiconductor Manufacturing Co. Ltd.	21,240	124,852
United Microelectronics Corp.	14,518	5,361
Yuanta Financial Holding Co. Ltd.	14,616	5,242
		290,957

United Kingdom - 13.4%
3i Group plc	1,144	9,646
Aberdeen Asset Management plc	1,138	4,803
Admiral Group plc	247	6,556
Aggreko plc	361	4,451
Ashtead Group plc	756	12,424
ASOS plc *	41	2,580
Associated British Foods plc	462	15,567
AstraZeneca plc	1,395	90,329
Auto Trader Group plc (b)	1,284	6,750
Aviva plc	4,814	27,469
Barratt Developments plc	1,233	7,894
Bellway plc	150	4,600
Booker Group plc	2,755	6,355
BT Group plc	8,585	43,194
Bunzl plc	538	15,865
Burberry Group plc	540	9,636
Capita plc	1,067	9,243
Capital & Counties Properties plc (a)	890	3,318
Coca-Cola European Partners plc	385	15,362
Compass Group plc	2,019	39,101
Croda International plc	307	13,853
Direct Line Insurance Group plc	1,618	7,643
Dixons Carphone plc	1,157	5,526
DS Smith plc	2,227	11,081
easyJet plc	418	5,450
GKN plc	2,089	8,668
GlaxoSmithKline plc	4,894	104,235

calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT 25

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Hargreaves Lansdown plc	292	4,808
Henderson Group plc	1,224	3,674
Howden Joinery Group plc	1,008	5,647
ICAP plc	641	3,860
IG Group Holdings plc	434	4,897
Inchcape plc	481	4,104
Informa plc	791	7,298
Inmarsat plc	441	4,020
InterContinental Hotels Group plc	218	8,985
International Consolidated Airlines Group SA	2,164	11,180
Intertek Group plc	259	11,692
Investec plc	944	5,754
ITV plc	4,439	10,768
J Sainsbury plc	2,833	9,023
Johnson Matthey plc	455	19,408
Just Eat plc *	700	4,853
Kingfisher plc	2,743	13,383
Legal & General Group plc	7,003	19,847
Liberty Global plc, Class A *	1,116	38,145
Lloyds Banking Group plc	76,840	54,289
London Stock Exchange Group plc	342	12,393
Man Group plc	2,014	2,934
Marks & Spencer Group plc	1,980	8,495
Mondi plc	1,142	23,993
Next plc	175	10,832
Old Mutual plc	5,831	15,284
Pearson plc	1,002	9,795
Pennon Group plc	1,231	14,233
Petrofac Ltd.	1,239	14,341
Provident Financial plc	174	6,832
Prudential plc	3,082	54,634
RELX plc	2,565	48,641
Rentokil Initial plc	2,932	8,427
Rightmove plc	122	6,675
Rolls-Royce Holdings plc *	2,956	27,579
Royal Mail plc	1,507	9,563
RSA Insurance Group plc	1,199	8,468
Sage Group plc (The)	1,406	13,434
Schroders plc	166	5,797
Severn Trent plc	713	23,135
Sky plc	1,285	14,893
Smiths Group plc	634	12,035
SSE plc	3,047	61,872
St James's Place plc	624	7,660
Standard Chartered plc *	3,271	26,619
Standard Life plc	2,324	10,353
Tate & Lyle plc	771	7,484
Taylor Wimpey plc	3,979	7,936
Tesco plc *	13,617	32,251
Travis Perkins plc	379	7,559

26 calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Unilever plc	4,476	211,805
United Utilities Group plc	2,047	26,588
Vodafone Group plc	24,170	69,318
Weir Group plc (The)	345	7,599
Whitbread plc	211	10,709
WM Morrison Supermarkets plc	3,495	9,869
WPP plc	1,498	35,211
		1,622,480

Total Common Stocks (Cost $11,816,850)		11,997,093

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 0.6%
State Street Bank Time Deposit, 0.293%, 10/3/16	70,726	70,726

Total Time Deposit (Cost $70,726)		70,726

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 1.1%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.26%	135,851	135,851

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $135,851)		135,851

TOTAL INVESTMENTS (Cost $12,023,427) - 100.7%		12,203,670
Other assets and liabilities, net - (0.7%)		(80,111)
NET ASSETS - 100.0%		$12,123,559

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security, or portion of security, is on loan. Total value of securities on loan is $129,497 as of September 30, 2016.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $46,903, which represents 0.4% of the net assets of the Fund as of September 30, 2016.

(c) This security was valued under the direction of the Board of Directors. Total market value of fair valued securities amounts to $3,134, which represents 0.0% of the net assets of the Fund as of September 30, 2016.

Abbreviations:
Ltd.:	Limited
plc:	Public Limited Company
See notes to financial statements.

calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT 27

CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

ASSETS
Investments in securities, at value (Cost $12,023,427) - see accompanying schedule	$12,203,670
Cash	271
Cash denominated in foreign currencies (Cost $10,542)	10,531
Dividends and interest receivable	35,785
Securities lending income receivable	38
Directors' deferred compensation plan	3,147
Receivable from Calvert Investment Management, Inc.	94,090
Total assets	12,347,532

LIABILITIES
Payable for securities purchased	38,842
Payable upon return of securities loaned	135,851
Payable to Calvert Investment Distributors, Inc.	937
Payable to Calvert Investment Services, Inc.	63
Payable for Directors' fees and expenses	255
Directors' deferred compensation plan	3,147
Accrued expenses and other liabilities	44,878
Total liabilities	223,973
NET ASSETS	$12,123,559

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 185,457 shares outstanding	$3,646,185
Class C: 11,201 shares outstanding	219,550
Class I: 128,038 shares outstanding	2,521,692
Class Y: 279,775 shares outstanding	5,373,645
Undistributed net investment income	267,149
Accumulated net realized gain (loss) on investments and foreign currency transactions	(84,716)
Net unrealized appreciation (depreciation) on investments, foreign currencies and assets and liabilities denominated in foreign currencies	180,054
NET ASSETS	$12,123,559

NET ASSET VALUE PER SHARE
Class A (based on net assets of $3,714,333)	$20.03
Class C (based on net assets of $223,067)	$19.92
Class I (based on net assets of $2,571,381)	$20.08
Class Y (based on net assets of $5,614,778)	$20.07
See notes to financial statements.

28 calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND
STATEMENT OF OPERATIONS
PERIOD ENDED SEPTEMBER 30, 2016 (a)

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $25,277)	$227,615
Securities lending income	152
Total investment income	227,767

Expenses:
Investment advisory fee	10,444
Administrative fees	6,856
Transfer agency fees and expenses:
Class A	3,987
Class C	3,276
Class I	3,238
Class Y	4,618
Distribution Plan expenses:
Class A	5,510
Class C	1,306
Directors' fees and expenses	846
Accounting fees	7,346
Custodian fees	234,139
Professional fees	28,098
Registration fees	67,810
Reports to shareholders	1,831
Miscellaneous	13,946
Total expenses	393,251
Reimbursement from Advisor:
Class A	(106,294)
Class C	(25,120)
Class I	(92,449)
Class Y	(132,003)
Administrative fees waived	(6,856)
Net expenses	30,529
NET INVESTMENT INCOME	197,238
See notes to financial statements.

calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT 29

CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND STATEMENT OF OPERATIONS - CONT’D PERIOD ENDED SEPTEMBER 30, 2016 (a)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	($84,686)
Foreign currency transactions	76,612
(8,074)
Change in unrealized appreciation (depreciation) on:
Investments	180,243
Assets and liabilities denominated in foreign currencies	(189)
180,054

NET REALIZED AND UNREALIZED GAIN	171,980

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$369,218
(a) From October 30, 2015 inception.
See notes to financial statements.

30 calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	PERIOD ENDED SEPTEMBER 30, 2016(a)
Operations:
Net investment income	$197,238
Net realized loss	(8,074)
Change in unrealized appreciation	180,054

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	369,218

Distributions to shareholders from:
Net investment income:
Class A shares	(1,985)
Class I shares	(3,329)
Class Y shares	(1,418)
Total distributions	(6,732)

Capital share transactions:
Shares sold:
Class A shares	3,667,456
Class C shares	219,550
Class I shares	2,518,363
Class Y shares	5,425,902
Reinvestment of distributions:
Class A shares	1,985
Class I shares	3,329
Class Y shares	1,418
Shares redeemed:
Class A shares	(23,256)
Class Y shares	(53,674)
Total capital share transactions	11,761,073

TOTAL INCREASE IN NET ASSETS	12,123,559

NET ASSETS
Beginning of period	—
End of period (including undistributed net investment income of $267,149)	$12,123,559
See notes to financial statements.

calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT 31

CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND STATEMENT OF CHANGES IN NET ASSETS - CONT’D
CAPITAL SHARE ACTIVITY	PERIOD ENDED SEPTEMBER 30, 2016(a)
Shares sold:
Class A shares	186,599
Class C shares	11,201
Class I shares	127,871
Class Y shares	282,431
Reinvestment of distributions:
Class A shares	100
Class I shares	167
Class Y shares	71
Shares redeemed:
Class A shares	(1,242)
Class Y shares	(2,727)
Total capital share activity	604,471
(a) From October 30, 2015 inception.
See notes to financial statements.

32 calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Responsible Index Series, Inc., (the “Corporation”) is a Maryland corporation pursuant to Articles of Incorporation filed on April 11, 2000, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Corporation operates five (5) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights for the Calvert Developed Markets Ex-U.S. Responsible Index Fund (the “Fund”). The Corporation is authorized to issue two billion (2,000,000,000) shares of stock, of which 250,000,000 shares have been allocated to the Fund, with a par value of each share at one cent ($0.01).
The Fund is diversified and employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Developed Markets Ex-U.S. Responsible Index. The operations of each series of the Corporation, including the Fund, are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund commenced operations on October 30, 2015. The Fund generally offers Class A, Class C, Class I, and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. However, the front-end sales charge is waived for shareholders investing in Class A shares directly with the Fund in an account maintained by Calvert Investment Distributors, Inc. (“Distributor”) or without a specified broker-dealer or financial adviser (“Direct Account”). Class C shares are not available for purchase in Direct Accounts. For non-Direct Accounts, Class C shares are sold without a front-end sales charge, and with certain exceptions, will be charged a contingent deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $100,000. The $100,000 minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, and retirement plans, foundations, endowments and other consultant-driven business, that have entered into an agreement with the Fund’s Distributor to offer Class Y shares to their clients. Class Y shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT 33

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value these securities each business day. The third party fair value pricing service takes into account many factors, including, but not limited to, movements in U.S. securities markets and changes in futures contracts and foreign exchange rates that have occurred after the close of the principal foreign market, to determine a fair value as of the close of the New York Stock Exchange. Such securities are categorized as Level 2 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at September 30, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Fund's holdings as of September 30, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Common Stocks**	$1,319,611	$10,677,482	***	$—	$11,997,093
Time Deposit	—	70,726		—	70,726
Short Term Investment of Cash Collateral For Securities Loaned	135,851	—		—	135,851
TOTAL	$1,455,462	$10,748,208		$—	$12,203,670

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by country, please refer to the Schedule of Investments.
*** Includes certain securities trading primarily outside the U.S. where the value was adjusted as a result of significant market movements following the close of local trading.
There were no transfers between levels during the period.

34 calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates.
For its services, the Advisor receives an annual fee, payable monthly, of 0.15%, of the Fund’s average daily net assets.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2017. The contractual expense caps are 0.62%, 1.37%, 0.27%, and 0.37% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, based on the Fund’s average daily net assets.
For the period October 30, 2015 to January 31, 2016, the administrative fee was 0.00%. CIAS and the Fund entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Fund commencing on February 1, 2016. CIAS has contractually agreed to waive 0.12% for all classes of the Fund (the difference between the previous administrative fee and the new 0.12% fee) from February 1, 2016 through January 31, 2018.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of 0.25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses.

calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT 35

CID received $1,209 as its portion of commissions charged on sales of the Fund’s Class A shares for the period ended September 30, 2016.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $310 for the period ended September 30, 2016. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 annually may be paid to the Committee chairs ($10,000 for the Board Chair and the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Fund’s assets. Directors’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $14,572,088 and $2,652,829, respectively.
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses will retain their character as either long-term or short-term.

Capital Loss Carryforwards
NO EXPIRATION DATE
Short-term	($34,304)
The tax character of dividends and distributions paid during the period ended September 30, 2016 was as follows:

DISTRIBUTIONS PAID FROM:	2016
Ordinary income	$6,732
Total	$6,732
As of September 30, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$590,466
Unrealized (depreciation)	(466,716)
Net unrealized appreciation (depreciation)	$123,750

Undistributed ordinary income	$273,458
Capital loss carryforward	($34,304)
Other temporary differences	($255)

Federal income tax cost of investments	$12,079,920
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, deferred Trustees’ fees, and investments in passive foreign investment companies.
Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to foreign currency transactions, and passive foreign investment companies.

Undistributed net investment income	$76,643
Accumulated net realized gain (loss)	(76,642)
Paid-in capital	(1)

36 calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT

NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
The total value of securities on loan was $129,497 as of September 30, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2016:

	Remaining Contractual Maturity of the Agreements as of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$135,851	$—	$—	$—	$135,851
Amount of recognized liabilities for securities lending transactions					$135,851
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2016.
For the period ended September 30, 2016, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$1,999	0.09%	$661,047	July 2016
NOTE F — SUBSEQUENT EVENTS
On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company, entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance, to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to the approval by the shareholders of Calvert Funds of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.
A proxy statement containing detailed information regarding several proposals was mailed to shareholders of record in November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.
In preparing the financial statements as of September 30, 2016, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT 37

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended September 30, 2016, the Fund considers 76.4% of the ordinary dividends paid during the year as qualified dividend income and 0.02% as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. The Fund also considers $254,557 as income derived from foreign sources and $21,448 as foreign taxes paid

38 calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS A SHARES	September 30, 2016 (a)(b)
Net asset value, beginning	$20.00
Income from investment operations:
Net investment income	0.43
Net realized and unrealized gain (loss)	(0.38)
Total from investment operations	0.05
Distributions from:
Net investment income	(0.02)
Total distributions	(0.02)
Total increase (decrease) in net asset value	0.03
Net asset value, ending	$20.03
Total return (c)	0.25%
Ratios to average net assets: (d)
Net investment income	2.47%(e)
Total expenses	5.53%(e)
Net expenses	0.62%(e)
Portfolio turnover	35%
Net assets, ending (in thousands)	$3,714

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 30, 2015 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT 39

CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS C SHARES	September 30, 2016 (a)(b)
Net asset value, beginning	$20.00
Income from investment operations:
Net investment income	0.28
Net realized and unrealized gain (loss)	(0.36)
Total from investment operations	(0.08)
Total increase (decrease) in net asset value	(0.08)
Net asset value, ending	$19.92
Total return (c)	(0.40)%
Ratios to average net assets: (d)
Net investment income	1.61%(e)
Total expenses	20.68%(e)
Net expenses	1.37%(e)
Portfolio turnover	35%
Net assets, ending (in thousands)	$223

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 30, 2015 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

40 calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS I SHARES	September 30, 2016 (a)(b)
Net asset value, beginning	$20.00
Income from investment operations:
Net investment income	0.51
Net realized and unrealized gain (loss)	(0.40)
Total from investment operations	0.11
Distributions from:
Net investment income	(0.03)
Total distributions	(0.03)
Total increase (decrease) in net asset value	0.08
Net asset value, ending	$20.08
Total return (c)	0.56%
Ratios to average net assets: (d)
Net investment income	2.90%(e)
Total expenses	4.81%(e)
Net expenses	0.27%(e)
Portfolio turnover	35%
Net assets, ending (in thousands)	$2,571

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 30, 2015 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT 41

CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS Y SHARES	September 30, 2016 (a)(b)
Net asset value, beginning	$20.00
Income from investment operations:
Net investment income	0.55
Net realized and unrealized gain (loss)	(0.45)
Total from investment operations	0.10
Distributions from:
Net investment income	(0.03)
Total distributions	(0.03)
Total increase (decrease) in net asset value	0.07
Net asset value, ending	$20.07
Total return (c)	0.49%
Ratios to average net assets: (d)
Net investment income	3.14%(e)
Total expenses	5.65%(e)
Net expenses	0.37%(e)
Portfolio turnover	35%
Net assets, ending (in thousands)	$5,615

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 30, 2015 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

42 calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT

PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 43

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 67	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CRIS 2005 CWVF	President and Founder of the national non-profit, First People’s Worldwide. Founded in 1980, First People’s Worldwide is the only American Indian alternative development institute in the U.S.	19	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 68	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	24	None
JOHN G. GUFFEY, JR. AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Consultant and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	24	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 53	Director Trustee Director Director	2000 IMPACT 2005 CSIF 2005 CRIS 2005 CWVF	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), 1999-2014.	19	• Bridgeway Funds (14) (asset management)
JOY V. JONES AGE: 66	Director Trustee Director Director	2000 IMPACT 1990 CSIF 2000 CRIS 2005 CWVF	Attorney.	19	• Director, Conduit Street Restaurants SUD 2 Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 71	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider.	19	• Calvert Social Investment Foundation • Ben & Jerry’s Homemade, Inc. (food products)
SYDNEY A. MORRIS AGE: 67	Trustee Director Director Director	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	The Rev. Dr. Morris is a Unitarian Universalist minister.	19	None

44 calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES/DIRECTORS
D. WAYNE SILBY, Esq.* AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2000 IMPACT	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	24
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR* AGE: 56	Director & President Trustee & President Director & President Director & President	2015 CWVF 2015 CSIF 2015 CRIS 2015 IMPACT
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 45

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Treasurer of the Funds (since March 2015); Director, Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., and Calvert Investment Services, Inc. (since October 2015); Director, Executive Vice President, Chief Financial Officer - Elect, Chief Operating Officer and Treasurer of Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since October 2015); Director, Senior Vice President and Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (March 2015 - September 2015); and Senior Partner, KPMG LLP (2005 - 2015).

ROBERT D. BENSON, Esq. AGE: 37	Associate General Counsel, Assistant Vice President & Assistant Secretary	2014
Associate General Counsel (since September 2016), Assistant General Counsel (2014 - September 2016), Assistant Vice President and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since 2014); and Staff Attorney, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (2008 - 2014).

HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer of the Funds (since November 2014); Vice President and Chief Compliance Officer, Wilmington Funds (December 2012 - November 2014); and Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (September 2010 - December 2012).

THOMAS DAILEY AGE:51	Vice President	2012	Vice President of the Funds (since 2012); and Vice President (since January 2005) and Portfolio Manager - Tax Exempt, Calvert Investment Management, Inc. (since 1995).
STU DALHEIM AGE: 46	Vice President	2015	Vice President of the Funds (since 2015); and Vice President - Governance and Advocacy of Calvert Investment Management, Inc. (since October 2011).
BRIAN ELLIS, CFA AGE: 32	Vice President	2016
Vice President of the Funds (since February 2016); Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (since May 2012); and Business Analyst (2009 - May 2012), Calvert Investment Management, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014
Assistant Treasurer of the Funds (since 2014); Vice President, Corporate Finance, and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (since 2007); Acting Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (September 2014 - March 2015).

PATRICK FAUL, CFA AGE: 51	Vice President	2010	Vice President (since 2007) and Head of Credit Research, Calvert Investment Management, Inc. (since January 2010).
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004
Assistant Secretary of the Funds (since 2004); Director, Strategic Projects and Fund Operations, Calvert Investment Administrative Services, Inc. (since June 2016); and SEC Filing and Operations Manager, Calvert Investment Administrative Services, Inc. (2011 – 2016).

JADE HUANG AGE: 41	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2006 - November 2015).

VISHAL KHANDUJA, CFA AGE: 38	Vice President	2014
Vice President of the Funds (since 2014); Vice President and Head of Taxable Bond, Calvert Investment Management, Inc. (since May 2016); Vice President and Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (2012 - May 2016); Portfolio Manager - Global Rates and Currency Team, Columbia Management (2009 - 2012).

ERICA LASDON AGE: 45	Assistant Vice President, Research and Advocacy	2015
Assistant Vice President, Research and Advocacy of the Funds (since 2016) and Calvert Investment Management, Inc. (since August 2015); and Senior Sustainability Analyst and Manager, Calvert Investment Management, Inc. (2005 - August 2015).

JOSHUA LINDER, CFA AGE: 30	Vice President	2016
Vice President of the Funds (since 2016); Portfolio Manager, Equity, Calvert Investment Management, Inc. (since January 2016); Assistant Portfolio Manager, Calvert Investment Management, Inc. (January 2014 - October 2015); and Equity Analyst, Calvert Investment Management, Inc. (2011 - 2013).

CHRISTOPHER MADDEN AGE: 40	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2010 - November 2015).

46 calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
ANDREW K. NIEBLER, Esq. AGE: 48	Deputy General Counsel, Vice President & Secretary	2006 (TCF, CMS, CRIS, CSIF, CVS) 2008 (CVP) 2016 (CIF)
Deputy General Counsel, Vice President and Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since May 2016); Assistant Vice President, Associate General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (September 2009 - May 2016); and Assistant Vice President, Assistant General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (prior to September 2009).

MONIQUE S. PATTILLO, Esq. AGE: 34	Assistant General Counsel, Assistant Vice President & Assistant Secretary	2016
Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since September 2016); Adjunct Faculty, Howard Community College (since June 2015); Adjunct Assistant Professor, University of Maryland University College (since June 2016); Legal Counsel, T. Rowe Price Associates, Inc. (March 2014 - June 2015); and Assistant U.S. Counsel, Aberdeen Asset Management, Inc. (January 2011 - March 2014).

MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
Fund Controller and Assistant Treasurer of the Funds (since August 2015); Director, Anti-Money Laundering Officer and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since August 2015); Director of Fund Administration, Calvert Investment Administrative Services, Inc. (since August 2015); VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015); and Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

JOHN H. STREUR AGE: 56	President and Director (except CVS)	2015
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

calvert.com CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 47

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CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Portfolio
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

Printed on recycled paper using soy inks.

Item 2. Code of Ethics.

(a)
As of September 30, 2016, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by the report, the Registrant adopted a revised Code of Ethics, which reflected immaterial changes to the provisions of the Code of Ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers to the provisions of the Code of Ethics.

(e)	Not applicable.

(f)	The Code of Ethics is attached as an Exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper, III, an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
Services fees paid to auditing firm:

	Fiscal Year ended 9/30/16		Fiscal Year ended 9/30/15
	$	% *	$	%*

(a) Audit Fees	$97,625	0%	$52,910	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$23,500	0%	$9,300	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$121,125	0%	$62,210	0%
* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(e) Audit Committee pre-approval policies and procedures:
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.
(f) Not applicable.
(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/16		Fiscal Year ended 9/30/15
$	%*	$	%*
$0	0%*	$340,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 Exhibits.

(a)(1)    A copy of the Registrant’s Code of Ethics.

Attached hereto.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT RESPONSIBLE INDEX SERIES, INC.

By:     /s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: November 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: November 23, 2016

/s/ Vicki L. Benjamin
    Vicki L. Benjamin
Treasurer -- Principal Financial Officer

Date: November 23, 2016